UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2019

Date of reporting period: DECEMBER 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

EXPLANATORY NOTE

The Registrant is filing this amendment to Form N-CSR for the period ended December 31, 2019, originally filed with the Securities and Exchange Commission on February 26, 2020 (Accession Number 0001193125-20-049805), to correct the certifications provided pursuant to Section 302 of the Sarbanes-Oxley Act following discovery that references to the Registrant’s internal control over financial reporting referred in error to the last fiscal quarter rather than the period covered by the Annual Report.

No changes have been made to the Form N-CSR other than those described above.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2019 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 21, 2020.

DODGE & COX FUNDS®

2019

Annual Report

December 31, 2019

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/19 SF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 24.8% for the year ended December 31, 2019, compared to a return of 31.5% for the S&P 500 Index.

MARKET COMMENTARY

The U.S. equity market’s performance in 2019 was exceptional: the S&P 500 registered its strongest annual return since 2013 and reached an all-time high. Every sector of the S&P 500 posted positive, double-digit returns. Information Technology surged 50% and was the best-performing sector, while Energy (up 12%) was the worst-performing sector.

Since 1926, the relative performance of growth and value stocksa has seesawed, but value strategies have nearly always outperformed growth over intervals of a decade or more. In fact, there have only been three times when value has underperformed over a ten-year period in the United States: the Great Depression (1929-1939/40), the Internet Bubble (1989-1999), and most recently. Over the last ten years, the Russell 1000 Value Index has underperformed the Russell 1000 Growth Index by an average of 3.4 percentage pointsb per year. As a result, the valuation differential between the value and growth segments of the market remains wide by historical standards: the Russell 1000 Value trades at 16.0 times forward earnings compared to a lofty 23.9 times for the Russell 1000 Growth.c

INVESTMENT STRATEGY

While the value-versus-growth dynamic captures much of what has driven wide valuation disparities, interest rates tell an even more powerful story. In the United States, the group of companies that benefits from low interest rates, as described below, is trading at an 80% premium to the group of companies that is harmed by low interest rates (or performs better in a rising interest rate environment). This valuation premium is almost three standard deviations above the historical valuation differential observed over the past 24 years.

Historically, these two groups have traded in roughly the same valuation range. After 2010, however, the valuations of these two groups diverged as investors sought “bond substitutes”—mainly in the Utilities, Real Estate, and Consumer Staples sectors—with higher dividend yields in a lower interest rate environment. The Fund holds no utilities or real estate companies and has only one consumer staples holding (Molson Coors,d 0.8% of the Fund) because we believe many companies have inflated valuations in these sectors.

Conversely, companies that benefit from rising interest rates—Financials, Energy, and some Industrials—are almost all categorized as value stocks, and they are now selling at extraordinary discounts relative to the market. As a value-oriented manager, the Fund remains overweight Financials (25.8% of the portfolio versus 13.0% of the S&P 500) and Energy (9.9% of the portfolio versus 4.3%).

We continue to identify attractive investment opportunities and have leaned into challenged areas of the market, such as Energy and Industrials. At the same time, we also reevaluated the portfolio’s strong performers and significantly trimmed back several of those large positions, including Charter Communications, Comcast, JPMorgan Chase, and Microsoft. During 2019, we added more to Energy than any other sector and trimmed the most from Communication Services, particularly in the Media industry.

Finding Value in Energy

Energy companies have suffered from years of lower oil prices, which have reduced cash flows at many companies and made it more difficult to invest in new projects. There are also long-term concerns about oil and gas demand as the threat of climate change necessitates a transition to less carbon-intensive alternatives. However, energy companies currently trade at low multiples relative to their history and to the broader market.

We believe the valuations of the Fund’s energy holdings provide an attractive starting point and more than compensate for these risks. During 2019, we increased the Fund’s exposure to Occidental Petroleum, Concho Resources, Schlumberger, and Halliburton as valuations became more attractive. We also recently initiated a position in Hess, an independent oil and gas exploration and production company.

Hess: Hess is investing its strong cash flows from existing assets into a new project with significant production potential in Guyana. The company owns 30% of a partnership with Exxon Mobil in the Stabroek block in the country, and this oil discovery is already one of the largest in recent decades. Much of the Stabroek block remains unexplored and Hess has interests in additional blocks in Guyana and Suriname. Incremental discoveries on these blocks could provide additional upside. In addition, the Guyana resource has some of the lowest development costs outside of OPEC.e Higher incremental returns from this investment should result in attractive free cash flow growth over the next several years.

The Hess management team has expressed a desire to return free cash flow to shareholders, but we acknowledge there is a risk of suboptimal capital allocation. While the Guyana resource will require significant capital over the next several years and Hess is reliant on solid execution from Exxon, we believe these risks are manageable and decided to start a position in Hess. Trading at nine times cash flow, Hess was a 0.7% position in the Fund at year end.

Communication Services: Overweight Media & Entertainment

Within Communication Services, Media & Entertainment is another overweight position in the Fund: 11.9% compared to 8.2% for the S&P 500. The majority of the Fund’s exposure relates to cable and satellite companies (Comcast, Charter Communications, and DISH Network). Comcast and Charter have strong potential to continue generating positive free cash flow and sustaining growth in broadband and business services. In addition, DISH has various options for the unrealized value in its wireless spectrum holdings. The other holdings are content-related media companies (Alphabet/Google, Fox Corp., and News Corp.) that offer scarcity value of premium content and growth in digital distribution outlets, advertising, and international markets.

PAGE 2 ▪ DODGE & COX STOCK FUND

The competitive landscape is rapidly evolving, due to growth in video streaming services (e.g., Netflix, Amazon, Hulu), changes in consumer viewing and listening habits, shifting revenue streams, and industry consolidation. Longer term, uncertainty surrounding potential regulatory incursions (e.g., unbundling, forced wholesale access, price regulation on broadband) and 5G fixed wireless as an alternative to cable broadband also pose risks. However, we believe the Fund’s media and entertainment holdings are trading at reasonable valuations in comparison to these risks and their growth prospects.

In 2019, the Fund’s media holdings outperformed significantly with Charter Communications and Comcast up 70% and 34%, respectively. Based on their solid performance and higher valuations, we trimmed both Comcast and Charter. Nevertheless, they remain in the top-ten holdings of the Fund. In addition, Walt Disney acquired the majority of Twenty-First Century Fox’s assets and the Fund (a large shareholder) primarily received cash as a result of this transaction.

Comcast: We have held Comcast—the largest U.S. cable provider with over 31 million subscriber relationships—in the Fund since 2002; over the years, we have actively added to and trimmed from the position based on relative valuation. The company has technologically advanced connectivity services and, despite concerns about video “cord cutting,” has the potential to grow through increased broadband penetration and pricing power in both residential and business services. Outside the United States, Comcast owns pan-European satellite broadcaster Sky, which has 24 million subscribers in seven countries, including the United Kingdom, Italy, and Germany. We believe NBC Universal (owned by Comcast) can increase its operating profit through affiliate fee increases at NBC and continued investment in its Universal theme parks. In addition, owner-operator Chairman and CEO Brian Roberts has created significant shareholder value and leads a deep and strong management team. Comcast was a 3.0% position on December 31.

Charter Communications: As the second-largest U.S. cable operator, Charter Communications offers internet, video, fixed voice, and mobile data/voice services under the Spectrum brand to 29 million subscribers. Despite the threat of 5G fixed wireless, Charter has continued to add subscribers in its cable broadband business due to its high speed and cost advantage. Fixed data usage has grown steadily over the past decade and has the potential to continue to grow at attractive rates for the foreseeable future. In addition, we believe Charter has significant pricing power because of its superior broadband offerings and large barriers to entry. The company’s high financial leverage is supported by predictable cash flows in combination with its long-lasting infrastructure advantage. Management holds a significant equity stake and is thus strongly incentivized to create value for its shareholders. Charter accounted for 3.3% of the Fund.

IN CLOSING

U.S. equity returns in 2019 were extraordinary and certainly not the norm. History shows market timing can be hazardous to an investor’s portfolio. While the U.S. economy will inevitably experience a downturn at some point in the future, we believe there is wisdom in being fully invested through market cycles and maintaining a long-term investment horizon.

As a result of high starting valuations, we caution investors to temper expectations around future U.S. equity market performance. That said, we remain optimistic about the long-term outlook for the Fund’s portfolio, which trades at a meaningful discount to the overall market: 13.5 times forward earnings compared to 18.9 times for the S&P 500. In addition, the Fund is well diversified across 64 companies with strong fundamentals and a variety of investment themes.

As a value-oriented manager, patience and persistence are also essential to long-term investment success. We encourage our shareholders to take a similar view. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2020

[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	The Russell 1000 Growth Index had a total return of 312.3% from December 31, 2009 through December 31, 2019 compared to 204.9% for the Russell 1000 Value.
[c]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2019.
[d]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
[e]	The Organization of the Petroleum Exporting Countries (OPEC) is an intergovernmental organization of 13 nations.

DODGE & COX STOCK FUND ▪ PAGE 3

2019 PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 6.7 percentage points in 2019.

Key Detractors from Relative Results

▪

The return for the S&P 500 was led by Information Technology, which rose 50% in 2019. The Fund’s holdings, while up 27%, trailed significantly. The main driver was not owning a few of the large, exceptional performers that boosted the S&P 500 sector, especially Apple. Weak performance from holdings, including HP Inc. and Juniper Networks, was also a factor.

▪

The Fund was overweight (average 10% versus 5%) and underperformed in the Energy sector (up 9% compared to up 12% for the S&P 500 sector), which was the weakest sector of the Index by a considerable margin. Occidental Petroleum and Apache were the main detractors.

▪	The Fund’s relative returns in the Consumer Discretionary sector lagged substantially (down 6% versus up 28% for the S&P 500 sector), due to poor performance by Qurate Retail and Gap, Inc.
▪	Other key detractors included FedEx, Bank of New York Mellon, Cigna, and Sanofi.

Key Contributors to Relative Results

▪

In the Media industry, the Fund was overweight (average 9% versus 1%) and outperformed (holdings up 45% compared to up 36% for the S&P 500 industry). Charter Communications and Comcast were key positives.

▪	Other contributors included Anadarko Petroleum, Microchip Technology, and Bank of America, and not owning Pfizer, Berkshire Hathaway, and Exxon Mobil.

PORTFOLIO INFORMATION

SECTOR DIVERSIFICATION (%)	% of Net Assets
Financials	25.7
Health Care	22.7
Information Technology	15.3
Communication Services	12.3
Energy	9.9
Industrials	7.5
Consumer Discretionary	3.5
Materials	1.0
Consumer Staples	0.8

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

90 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a ten-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2019

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	24.80%	9.72%	12.60%	9.07%
S&P 500 Index	31.49	11.70	13.56	6.06

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of S&P Global Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2019	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,103.30	$2.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.59	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

PORTFOLIO OF INVESTMENTS	December 31, 2019

COMMON STOCKS: 98.7%

	SHARES	VALUE
COMMUNICATION SERVICES: 12.3%
MEDIA & ENTERTAINMENT: 11.9%
Alphabet, Inc., Class A(a)	82,300	$110,231,797
Alphabet, Inc., Class C(a)	1,819,553	2,432,778,752
Charter Communications, Inc., Class A(a)	4,998,586	2,424,714,097
Comcast Corp., Class A	50,081,194	2,252,151,294
DISH Network Corp., Class A(a)	18,139,637	643,412,924
Fox Corp., Class A	19,402,775	719,260,869
Fox Corp., Class B	3,897,533	141,870,201
News Corp., Class A	9,313,490	131,692,749

		8,856,112,683
TELECOMMUNICATION SERVICES: 0.4%
Sprint Corp.(a)	56,515,127	294,443,812

		9,150,556,495
CONSUMER DISCRETIONARY: 3.5%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	6,567,647	244,250,792

CONSUMER DURABLES & APPAREL: 0.4%
Mattel, Inc.(a)(b)	23,148,305	313,659,533

RETAILING: 2.8%
Booking Holdings, Inc.(a)	678,500	1,393,455,805
Qurate Retail, Inc., Series A(a)(b)	36,723,476	309,578,902
The Gap, Inc.(b)	18,830,600	332,925,008

		2,035,959,715

		2,593,870,040
CONSUMER STAPLES: 0.8%
FOOD, BEVERAGE & TOBACCO: 0.8%
Molson Coors Brewing Company, Class B(b)	11,357,925	612,192,157

ENERGY: 9.9%
Apache Corp.(b)	32,534,809	832,565,762
Baker Hughes Co., Class A	47,100,996	1,207,198,528
Concho Resources, Inc.	6,775,500	593,330,535
Halliburton Co.	29,324,912	717,580,597
Hess Corp.	8,170,682	545,883,264
National Oilwell Varco, Inc.	15,523,409	388,861,395
Occidental Petroleum Corp.(b)	52,587,926	2,167,148,431
Schlumberger, Ltd. (Curacao/United States)	22,664,845	911,126,769

		7,363,695,281
FINANCIALS: 25.7%
BANKS: 9.9%
Bank of America Corp.	69,455,300	2,446,215,666
JPMorgan Chase & Co.	8,648,500	1,205,600,900
Truist Financial Corp.	16,892,544	951,388,078
Wells Fargo & Co.	52,074,841	2,801,626,446

		7,404,831,090
DIVERSIFIED FINANCIALS: 12.9%
American Express Co.	8,922,000	1,110,699,780
Bank of New York Mellon Corp.	28,770,224	1,448,005,374
Capital One Financial Corp.(b)	24,489,513	2,520,215,783
Charles Schwab Corp.	60,572,100	2,880,809,076
Goldman Sachs Group, Inc.	7,096,700	1,631,744,231
State Street Corp.	643,810	50,925,371

		9,642,399,615
INSURANCE: 2.9%
AEGON NV (Netherlands)	78,646,902	356,270,466
Brighthouse Financial, Inc.(a)(b)	6,685,763	262,282,482
MetLife, Inc.	30,367,100	1,547,811,087

		2,166,364,035

		19,213,594,740

	SHARES	VALUE
HEALTH CARE: 22.7%
HEALTH CARE EQUIPMENT & SERVICES: 6.5%
Cigna Corp.	10,508,972	$2,148,979,684
CVS Health Corp.	12,041,500	894,563,035
Medtronic PLC (Ireland/United States)	3,260,000	369,847,000
UnitedHealth Group, Inc.	4,963,960	1,459,304,961

		4,872,694,680
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.2%
Alnylam Pharmaceuticals, Inc.(a)	3,197,761	368,286,134
AstraZeneca PLC ADR (United Kingdom)	25,152,373	1,254,097,318
BioMarin Pharmaceutical, Inc.(a)	2,956,325	249,957,279
Bristol-Myers Squibb Co.	30,546,239	1,960,763,081
Eli Lilly and Co.	5,012,119	658,742,800
Gilead Sciences, Inc.	11,322,512	735,736,830
GlaxoSmithKline PLC ADR (United Kingdom)	30,905,200	1,452,235,348
Incyte Corp.(a)	1,995,900	174,281,988
Novartis AG ADR (Switzerland)	16,641,600	1,575,793,104
Roche Holding AG ADR (Switzerland)	40,455,699	1,644,928,721
Sanofi ADR (France)	39,536,828	1,984,748,766

		12,059,571,369

		16,932,266,049
INDUSTRIALS: 7.5%
CAPITAL GOODS: 4.4%
Johnson Controls International PLC(b) (Ireland/United States)	41,391,117	1,685,032,373
United Technologies Corp.	10,520,700	1,575,580,032

		3,260,612,405
TRANSPORTATION: 3.1%
FedEx Corp.(b)	15,306,099	2,314,435,230

		5,575,047,635
INFORMATION TECHNOLOGY: 15.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.6%
Maxim Integrated Products, Inc.	5,674,375	349,030,806
Microchip Technology, Inc.(b)	15,227,133	1,594,585,368

		1,943,616,174
SOFTWARE & SERVICES: 4.6%
Cognizant Technology Solutions Corp., Class A	10,638,400	659,793,568
Micro Focus International PLC ADR(b) (United Kingdom)	22,850,228	320,588,699
Microsoft Corp.	15,370,100	2,423,864,770

		3,404,247,037
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.1%
Cisco Systems, Inc.	12,989,787	622,990,184
Dell Technologies, Inc., Class C(a)	14,340,717	736,969,447
Hewlett Packard Enterprise Co.(b)	76,727,245	1,216,894,106
HP Inc.(b)	74,243,278	1,525,699,363
Juniper Networks, Inc.(b)	29,879,065	735,921,371
TE Connectivity, Ltd. (Switzerland)	12,923,075	1,238,547,508

		6,077,021,979

		11,424,885,190
MATERIALS: 1.0%
Celanese Corp.(b)	6,153,598	757,630,986

TOTAL COMMON STOCKS (Cost $50,592,562,940)		$73,623,738,573

PAGE 6 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2019

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 0.9%
Bank of Montreal(c) 1.48%, dated 12/31/19, due 1/2/20, maturity value $165,813,632	$165,800,000	$165,800,000
Fixed Income Clearing Corporation(c) 1.00%, dated 12/31/19, due 1/2/20, maturity value $152,509,472	152,501,000	152,501,000
Royal Bank of Canada(c) 1.53%, dated 12/31/19, due 1/2/20, maturity value $331,528,178	331,500,000	331,500,000

		649,801,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	298,136,386	298,136,386

TOTAL SHORT-TERM INVESTMENTS (Cost $947,937,386)		$947,937,386

TOTAL INVESTMENTS IN SECURITIES (Cost $51,540,500,326)	100.0%	$74,571,675,959
OTHER ASSETS LESS LIABILITIES	0.0%	13,691,629

NET ASSETS	100.0%	$74,585,367,588

(a)	Non-income producing
(b)	See Note 10 regarding holdings of 5% voting securities
(c)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 1.625%-3.875%, 3/15/21-8/15/49 and U.S. Treasury Inflation Indexed Notes 0.375%-2.375%, 7/15/23-1/15/25. Total collateral value is $169,129,962.

Fixed Income Clearing Corporation: U.S. Treasury Notes 2.125%-2.75%, 5/31/21-8/15/21. Total collateral value is $155,554,757.

Royal Bank of Canada: U.S. Treasury Notes 2.375%-2.75%, 8/15/21-5/15/27 and U.S. Treasury Inflation Indexed Note 0.375%, 1/15/27. Total collateral value is $338,158,766.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	5,774	3/20/20	$932,818,570	$9,379,333

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $35,579,511,337)	$57,070,320,405
Affiliated issuers (cost $15,960,988,989)	17,501,355,554

74,571,675,959
Cash	386,072
Deposits with broker for futures contracts	36,376,200
Receivable for variation margin for futures contracts	6,562,307
Receivable for Fund shares sold	78,310,501
Dividends and interest receivable	114,001,862
Prepaid expenses and other assets	362,238

74,807,675,139

LIABILITIES:
Payable for investments purchased	13,388,110
Payable for Fund shares redeemed	175,682,029
Management fees payable	31,276,256
Accrued expenses	1,961,156

222,307,551

NET ASSETS	$74,585,367,588

NET ASSETS CONSIST OF:
Paid in capital	$50,900,030,181
Distributable earnings	23,685,337,407

$74,585,367,588

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	384,939,586
Net asset value per share	$193.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $25,376,047)
Unaffiliated issuers	$1,113,082,283
Affiliated issuers	581,431,325
Interest	25,498,354

1,720,011,962

EXPENSES:
Management fees	351,158,289
Custody and fund accounting fees	698,069
Transfer agent fees	4,285,046
Professional services	248,048
Shareholder reports	1,542,155
Registration fees	314,571
Trustees’ fees	341,666
ADR depositary service fees	7,192,655
Miscellaneous	803,555

366,584,054

NET INVESTMENT INCOME	1,353,427,908

REALIZED AND UNREALIZED GAIN:
Net realized gain
Investments in securities of unaffiliated issuers (Note 6)	3,888,166,294
Investments in securities of affiliated issuers (Note 6)	713,760,283
Futures contracts	322,466,004
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	8,257,177,682
Investments in securities of affiliated issuers	857,947,864
Futures contracts	7,872,392

Net realized and unrealized gain	14,047,390,519

NET CHANGE IN NET ASSETS FROM OPERATIONS	$15,400,818,427

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$1,353,427,908	$1,006,222,609
Net realized gain (loss)	4,924,392,581	6,749,317,514
Net change in unrealized appreciation/depreciation	9,122,997,938	(12,568,242,564)

	15,400,818,427	(4,812,702,441)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(7,585,191,926)	(5,765,113,809)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,953,276,880	8,154,979,913
Reinvestment of distributions	7,158,101,543	5,469,183,979
Cost of shares redeemed	(11,346,329,483)	(10,942,582,148)

Net change from Fund share transactions	3,765,048,940	2,681,581,744

Total change in net assets	11,580,675,441	(7,896,234,506)

NET ASSETS:
Beginning of year	63,004,692,147	70,900,926,653

End of year	$74,585,367,588	$63,004,692,147

SHARE INFORMATION:
Shares sold	42,512,625	40,043,780
Distributions reinvested	38,025,346	30,452,377
Shares redeemed	(60,186,093)	(54,124,818)

Net change in shares outstanding	20,351,878	16,371,339

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the transaction if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by

DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS

European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(a)	$73,623,738,573	$—
Short-term Investments
Repurchase Agreements	—	649,801,000
Money Market Fund	298,136,386	—

Total Securities	$73,921,874,959	$649,801,000

Other Investments
Futures Contracts
Appreciation	$9,379,333	$—

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as “initial margin”) in a segregated account with the clearing broker. Subsequent payments (referred to as “variation margin”) to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying assets. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

Additional derivative information The following identifies the location on the Statement of Assets and Liabilities and values of the Fund’s derivative instruments.

Equity Derivatives
Assets
Futures contracts(a)	$9,379,333

(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.

The following summarizes the effect of derivative instruments on the Statement of Operations.

Equity Derivatives
Net realized gain (loss)
Futures contracts	$322,466,004
Net change in unrealized appreciation/depreciation
Futures contracts	$7,872,392

The following summarizes the range of volume in the Fund’s derivative instruments during the year ended December 31, 2019.

Derivative		% of Net Assets
Futures contracts	USD notional value	1-4%

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, net short-term realized gain (loss), derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary income	$1,484,439,010		$1,021,848,439
	($4.010 per share	)	($2.947 per share	)
Long-term capital gain	$6,100,752,916		$4,743,265,370
	($16.669 per share	)	($13.793 per share	)

At December 31, 2019, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$27,664,921
Undistributed long-term capital gain	661,965,527

At December 31, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$51,585,348,333

Unrealized appreciation	26,624,643,683
Unrealized depreciation	(3,628,936,724)

Net unrealized appreciation	22,995,706,959

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—REDEMPTIONS IN-KIND

During the year ended December 31, 2019, the Fund distributed securities and cash as payment for a redemption of Fund shares. For financial reporting purposes, the Fund realized a net gain of $69,902,483 attributable to the redemption in-kind: $63,172,477 from unaffiliated issuers and $6,730,006 from affiliated issuers. For tax purposes, no capital gain on the redemption in-kind was recognized.

NOTE 7—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2019, the Fund’s commitment fee amounted to $431,189 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 8—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, aggregated $11,683,386,294 and $12,167,259,091, respectively.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS

NOTE 10—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2019. Further detail on these holdings and related transactions during the year appear below.

	Value at Beginning of Year	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Dividend Income(a)
COMMON STOCKS: 23.5%
COMMUNICATION SERVICES: 0.0%
Zayo Group Holdings, Inc.(b)	$366,068,100	$—	$(542,532,796)	$13,937,647	$162,527,049	$—	$—

CONSUMER DISCRETIONARY: 1.3%
Mattel, Inc.(b)	204,839,965	35,869,760	(5,130,521)	(342,397)	78,422,726	313,659,533	—
Qurate Retail, Inc., Series A(b)	630,282,764	69,277,732	(1,434,016)	1,286,181	(389,833,759)	309,578,902	—
The Gap, Inc.	231,615,965	209,181,477	(25,525,395)	4,018,655	(86,365,694)	332,925,008	12,175,066

						956,163,443

CONSUMER STAPLES: 0.8%
Molson Coors Brewing Company, Class B	325,813,644	319,374,192	—	—	(32,995,679)	612,192,157	18,153,569

ENERGY: 4.0%
Anadarko Petroleum Corp.	1,181,822,105	47,776,611	(1,976,098,030)	599,911,115	146,588,199	—	15,393,943
Apache Corp.	826,455,840	30,208,052	(2,215,052)	574,351	(22,457,429)	832,565,762	32,551,359
Occidental Petroleum Corp.	1,038,225,882	1,783,660,163	(2,437,264)	266,664	(652,567,014)	2,167,148,431	115,590,628

						2,999,714,193

FINANCIALS: 3.7%
Brighthouse Financial, Inc.(b)	204,196,584	—	(590,648)	82,225	58,594,321	262,282,482	—
Capital One Financial Corp.	1,712,961,090	249,209,329	(120,101,115)	18,762,202	659,384,277	2,520,215,783	40,360,781

						2,782,498,265

INDUSTRIALS: 5.4%
FedEx Corp.	1,559,092,959	966,932,536	(4,146,503)	3,275,783	(210,719,545)	2,314,435,230	35,223,107
Johnson Controls International PLC	1,258,768,542	78,843,533	(139,635,678)	(6,018,744)	493,074,720	1,685,032,373	45,080,976

						3,999,467,603

INFORMATION TECHNOLOGY: 7.3%
Hewlett Packard Enterprise Co.	1,113,547,426	33,561,950	(166,358,165)	64,065,639	172,077,256	1,216,894,106	35,654,499
HP Inc.	1,040,320,986	464,082,463	(2,469,903)	1,802,741	21,963,076	1,525,699,363	46,215,805
Juniper Networks, Inc.	689,788,470	113,218,022	(1,493,160)	312,179	(65,904,140)	735,921,371	22,005,089
Microchip Technology, Inc.	816,308,757	357,870,627	(43,455,884)	3,310,649	460,551,219	1,594,585,368	19,908,422
Micro Focus International PLC ADR	413,046,488	41,947,119	(1,188,774)	554,516	(133,770,650)	320,588,699	128,102,588

						5,393,688,907

MATERIALS: 1.0%
Celanese Corp.	563,778,831	—	(13,487,653)	7,960,877	199,378,931	757,630,986	15,015,493

				$713,760,283	$857,947,864	$17,501,355,554	$581,431,325

(a)	Net of foreign taxes, if any
(b)	Non-income producing

PAGE 12 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$172.81	$203.61	$184.30	$162.77	$180.94
Income from investment operations:
Net investment income	3.65	2.90	3.09	3.05	2.42
Net realized and unrealized gain (loss)	37.98	(16.96)	30.03	30.56	(10.55)

Total from investment operations	41.63	(14.06)	33.12	33.61	(8.13)

Distributions to shareholders from:
Net investment income	(3.65)	(2.90)	(3.11)	(3.03)	(2.46)
Net realized gain	(17.03)	(13.84)	(10.70)	(9.05)	(7.58)

Total distributions	(20.68)	(16.74)	(13.81)	(12.08)	(10.04)

Net asset value, end of year	$193.76	$172.81	$203.61	$184.30	$162.77

Total return	24.80%	(7.08)%	18.32%	21.27%	(4.47)%
Ratios/ supplemental data:
Net assets, end of year (millions)	$74,585	$63,005	$70,901	$61,600	$54,845
Ratios of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratios of net investment income to average net assets	1.93%	1.41%	1.58%	1.83%	1.36%
Portfolio turnover rate	17%	20%	13%	16%	15%

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 14 ▪ DODGE & COX STOCK FUND

SPECIAL 2019 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $6,100,752,916 as long-term capital gain distributions in 2019.

The Fund designates up to a maximum amount of $1,719,763,275 of its distributions paid to shareholders in 2019 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%). For shareholders that are corporations, the Fund designates 74% of its ordinary dividends paid to shareholders in 2019 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s legal, compliance, treasury, operations, trading, and portfolio management departments, which is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Committee refreshed its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in February, 2019 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 12, 2019. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period (ii) the Fund’s investment strategy is appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2019, the Trustees, by a unanimous vote

(including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2020 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 7, 2019 and again on December 12, 2019 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered

DODGE & COX STOCK FUND ▪ PAGE 15

several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox regarding any material conflicts of interest between the Funds and Dodge & Cox or its other clients, and regarding how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $211 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group medians in net expense ratios. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board noted that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that

PAGE 16 ▪ DODGE & COX STOCK FUND

the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that

DODGE & COX STOCK FUND ▪ PAGE 17

Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years and Other Relevant Experience**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (61)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (58)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (60)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, and GFIIC; member of USEIC (until January 2020)	—
Roberta R.W. Kameda (59)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (62)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (45)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (53)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (70)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2015-2018); Partner of Arnold & Porter (until 2015); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (59)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013)
Robert B. Morris III (67)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (51)	Trustee (since 2020)	Managing Partner of Merlone Geier Partners (since 2018); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011).	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (68)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (68)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (73)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of January 15, 2020.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 19

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Annual Report

December 31, 2019

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/19 GSF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 23.8% for the year ended December 31, 2019, compared to a return of 27.7% for the MSCI World Index.

MARKET COMMENTARY

Global equity markets experienced strong performance in 2019. Improving sentiment surrounding the same macro factors that dragged markets down in 2018—sluggish economic growth, the direction of monetary policy, and trade wars—propelled markets in 2019.

In the United States, the S&P 500 Index reached an all-time high, delivering its strongest annual return since 2013 (up 31%), as every sector posted double-digit returns. Information Technology surged 50% and was the best-performing sector of the S&P 500, while Energy (up 12%) was the worst-performing sector. International equity markets also rebounded sharply in 2019 (MSCI EAFE Index up 22%), more than offsetting the decline in 2018, with every sector of the MSCI EAFE posting positive returns.

INVESTMENT STRATEGY

We believe this is an extremely compelling time to be invested in the value part of the market, given the enormous valuation disparity between value and growth stocks.a History has shown that starting valuation is a major factor in long-term returns, and the current valuation disparity is exceptional: the MSCI World Growth Index now trades at 23.1 times forward earnings, while the MSCI World Value Index trades at 13.4 times.b Investors are paying one of the highest premiums for growth stocks since these indices’ inception in 1997. The current valuation spread is in the 94th percentile and also represents the largest gap since 2000.c

Four sectors encapsulate the current spread between value and growth stocks. On the value end of the spectrum, Financials and Energy are the two largest overweights in the MSCI World Value compared to the overall market. Conversely, Information Technology and Consumer Discretionary are the two largest overweights of the MSCI World Growth compared to the overall market. As a result of our bottom-up approach, the Fund is overweight Financials, Health Care, and Energy and underweight Information Technology, Consumer Discretionary, and Consumer Staples.

Given the wide valuation spread, we continue to identify attractive investment opportunities and have leaned into challenged areas of the market, such as Energy and Industrials. At the same time, we also reevaluated the portfolio’s strong performers and significantly trimmed back several of those large positions, including Charter Communications, Comcast, ICICI Bank, JD.com, and Naspers.d During 2019, we added more to Energy than any other sector and trimmed the most from Communication Services, particularly in the Media industry.

Compelling Valuations in Energy

Energy companies are trading at low valuations relative to their history and to the broader market. On a price to cash flow basis,

the MSCI World Energy sector is trading at its lowest valuation over the past 20 years relative to the overall MSCI World. Energy companies have suffered from years of lower oil prices, which have reduced cash flows for many companies and made it more difficult to invest in new projects. But this combination of low valuations, lower investments in future supply, and low expectations for oil prices may have created the conditions for attractive relative returns in the future.

During 2019, the Fund increased its exposure to Occidental Petroleum and Baker Hughes as valuations became more attractive and initiated positions in Encanae and Hess. At year end, Energy was 8.9% of the Fund compared to 4.9% for the MSCI World.

Encana: Encana is one of the largest shale oil producers in North America, with high-quality assets in the Permian Basin, Eagle Ford, and Montney. Through its acquisition of Newfield Exploration, Encana also recently entered the Anadarko basin. The company has developed industry-leading operating and technical capabilities. As one of the most sophisticated and low-cost shale operators in the industry, Encana is able to generate substantial free cash flow across a wide range of oil prices. The company has a strong balance sheet, trades at a high single-digit free cash flow yield, and should be able to grow production at mid-single-digit rates over our investment horizon. Encana’s shares declined substantially after the recent Newfield Exploration acquisition, providing an attractive entry point for us to start a position. This combination of low valuation and reasonable growth is scarce in today’s market. On December 31, Encana was a 1.0% position in the Fund.

Hess: Hess, an independent oil and gas exploration and production company, is investing its strong cash flows from existing assets into a new project with significant production potential in the country. The company owns 30% of a partnership with Exxon Mobil in the Stabroek block in Guyana, and this oil discovery is already one of the largest in recent decades. Much of the Stabroek block remains unexplored, and Hess has interests in additional blocks in Guyana and Suriname. Incremental discoveries on these blocks could provide further upside. In addition, the Guyana resource has some of the lowest development costs outside of OPEC.f The Guyana resource will require significant capital over the next several years, and Hess is reliant on solid execution from Exxon. However, higher incremental returns from this investment should result in attractive free cash flow growth over the next several years. Trading at nine times cash flow, Hess was a 0.9% position in the Fund at year end.

Communication Services: Overweight Media & Entertainment

Within Communication Services, Media & Entertainment is another overweight position in the Fund: 11.4% compared to 5.8% for the MSCI World. Several holdings are in cable and satellite companies (Comcast, Charter Communications, and DISH Network). Comcast and Charter generate strong free cash flows

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

and continue to benefit from growth opportunities in broadband and enterprise services. And DISH has significant wireless spectrum holdings representing unrealized value and potential. Other holdings are content-related media companies such as Alphabet, Baidu, and Grupo Televisa, which offer exposure to growth in digital distribution outlets, advertising, and international markets.

The competitive landscape is rapidly evolving due to growth in video streaming services (e.g., Netflix, Amazon, Hulu), changes in consumer viewing and listening habits, shifting revenue models, and industry consolidation. Longer term, the industry will continue to face uncertainty around potential regulatory incursions (e.g., unbundling, wholesale access, broadband price regulation) as well as technological change, most notably 5G and the challenge it could pose to cable broadband. However, we believe the Fund’s media and entertainment holdings are trading at reasonable valuations in light of attractive growth prospects.

In 2019, the Fund’s media holdings outperformed significantly with Charter Communications and Comcast up 70% and 34%, respectively. Based on their solid performance and higher valuations, we trimmed both holdings.

Comcast: We have held Comcast—the largest U.S. cable provider with over 31 million subscriber relationships—in the Fund since its inception in 2008. Over the years, we have actively added to and trimmed from the position based on relative valuation. The company has technologically advanced connectivity services and the potential to grow through increased broadband penetration and pricing power in both residential and business services. Video cord cutting has turned out to be a manageable risk in light of the company’s broader opportunity set for growth. Outside the United States, Comcast owns pan-European satellite broadcaster Sky, which has 24 million subscribers in seven countries, including the United Kingdom, Italy, and Germany. And NBC Universal (owned by Comcast) has opportunities to increase its operating profit through affiliate fee increases at NBC and continued investment in its Universal theme parks. In addition, owner-operator Chairman and CEO Brian Roberts has created significant shareholder value and leads a deep and strong management team. Comcast was a 1.8% position on December 31.

Charter Communications: As the second-largest U.S. cable operator, Charter Communications offers internet, video, fixed voice, and mobile data/voice services to 29 million subscribers. Charter has continued to add subscribers in its cable broadband business due to its high speeds and cost advantages. Fixed data usage has grown steadily over the past decade and has the potential to continue to grow at attractive rates for the foreseeable future. The company’s high financial leverage is supported by significant infrastructure advantages, which translates to high barriers to entry, significant pricing power, and predictable cash flows. Management holds a significant equity stake and is thus strongly incentivized to create value for its shareholders. Charter accounted for 2.4% of the Fund’s assets.

IN CLOSING

As an employee-owned firm with large ownership in our Funds, we have the independence to invest for the long term and find opportunity in unpopular parts of the market.

Given the wide valuation spread between value and growth stocks in the global equity market, we are finding many attractive opportunities today in the value part of the market. History shows that starting valuation is a major factor in long-term returns. We believe the Fund is well positioned, especially if and when this large valuation gap compresses.

At Dodge & Cox, we remain focused on the long term, on our valuation discipline, and on fundamental analysis of prospective investments on a company-by-company basis. That is how we construct what we believe is the best portfolio for our clients. We remain optimistic about the outlook for the Fund, and we thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2020

[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2019.
[c]	The MSCI World Value Index and MSCI World Growth Index were formed in 1997. The 94th percentile was calculated using monthly data from FactSet for 1997-2003 and MSCI for 2003-present.
[d]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
[e]	Encana changed its name to Ovintiv Inc. on January 24, 2020.
[f]	The Organization of the Petroleum Exporting Countries (OPEC) is an intergovernmental organization of 13 nations.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

2019 PERFORMANCE REVIEW

The Fund underperformed the MSCI World Index by 3.8 percentage points in 2019.

Key Detractors from Relative Results

▪

Information Technology was the best-performing sector in the MSCI World. The Fund’s weaker relative returns (up 27% compared to up 48% for the MSCI World sector) and average underweight position (10% versus 16%) detracted from returns.

▪

The Fund’s average overweight position in the Energy sector (8% versus 6% for the MSCI World), the worst-performing sector of the market, hurt results. Occidental Petroleum and Apache performed poorly.

▪	Additional detractors included Qurate Retail, FedEx, Baidu, and Banco Santander.

Key Contributors to Relative Results

▪	The Fund’s strong stock selection in the Health Care sector (up 28% compared to up 23% for the MSCI World sector), contributed to results.
▪

Relative returns in Communication Services (up 30% compared to up 28% for the MSCI World sector), combined with a higher average weighting (14% versus 8%), had a positive impact. Charter Communications and Altice Europe were strong performers.

▪	Additional contributors included Anadarko Petroleum, JD.com, and Johnson Controls International.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

90 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 25 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2019

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	23.85%	9.54%	7.20%	9.40%
MSCI World Index	27.67	12.57	8.74	9.47

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2019	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,103.40	$3.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.06	3.18
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

PORTFOLIO INFORMATION	December 31, 2019

SECTOR DIVERSIFICATION (%)(a)	% of Net Assets
Financials	31.2
Health Care	17.9
Communication Services	12.4
Information Technology	9.6
Energy	8.9
Consumer Discretionary	7.6
Industrials	6.8
Materials	3.1
Consumer Staples	0.5
Real Estate	0.3

REGION DIVERSIFICATION (%)(a)	% of Net Assets
United States	44.4
Europe (excluding United Kingdom)	26.9
Asia Pacific (excluding Japan)	8.4
United Kingdom	8.0
Latin America	3.8
Japan	3.4
Canada	2.3
Africa	1.1

(a)

Excludes the Fund’s exposure through total return swaps. As of period end, the Fund held long total return swaps referencing Naspers, Ltd. and Prosus NV with notional exposure of 0.46% and 0.21% respectively. In addition, to manage Naspers, Ltd.’s and Prosus NV’s exposure to Tencent Holdings, Ltd., the Fund held a short total return swap referencing Tencent Holdings, Ltd. with notional exposure of –0.76%.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

COMMON STOCKS: 95.4%

	SHARES	VALUE
COMMUNICATION SERVICES: 12.4%
MEDIA & ENTERTAINMENT: 11.4%
Alphabet, Inc., Class C(a) (United States)	200,499	$268,071,173
Altice Europe NV, Series A(a) (Netherlands)	1,884,595	12,150,985
Baidu, Inc. ADR(a) (Cayman Islands/China)	1,384,800	175,038,720
Charter Communications, Inc., Class A(a) (United States)	503,197	244,090,801
Comcast Corp., Class A (United States)	4,201,200	188,927,964
DISH Network Corp., Class A(a) (United States)	1,630,800	57,844,476
Grupo Televisa SAB ADR (Mexico)	12,141,400	142,418,622
Liberty Global PLC, Series C(a) (United Kingdom)	3,430,200	74,761,209
MultiChoice Group, Ltd.(a) (South Africa)	832,403	6,923,815
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	3,941,876

		1,174,169,641
TELECOMMUNICATION SERVICES: 1.0%
Millicom International Cellular SA SDR (Luxembourg)	1,272,984	61,013,590
Sprint Corp.(a) (United States)	8,518,500	44,381,385

		105,394,975

		1,279,564,616
CONSUMER DISCRETIONARY: 7.6%
AUTOMOBILES & COMPONENTS: 1.8%
Bayerische Motoren Werke AG (Germany)	894,300	73,620,090
Honda Motor Co., Ltd. (Japan)	3,791,300	106,941,915

		180,562,005
CONSUMER DURABLES & APPAREL: 0.3%
Mattel, Inc.(a) (United States)	2,144,367	29,056,173

RETAILING: 5.5%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	452,700	96,017,670
Booking Holdings, Inc.(a) (United States)	75,500	155,056,615
JD.com, Inc. ADR(a) (Cayman Islands/China)	3,202,746	112,832,742
Naspers, Ltd. (South Africa)	636,453	104,096,828
Prosus NV(a) (Netherlands)	793,553	59,220,240
Qurate Retail, Inc., Series A(a) (United States)	5,081,572	42,837,652

		570,061,747

		779,679,925
CONSUMER STAPLES: 0.5%
FOOD & STAPLES RETAILING: 0.5%
Magnit PJSC (Russia)	1,006,100	55,524,970

ENERGY: 8.5%
Apache Corp. (United States)	4,567,082	116,871,628
Baker Hughes Co., Class A (United States)	3,444,827	88,290,916
Encana Corp. (Canada)	22,392,990	105,023,123
Hess Corp. (United States)	1,357,232	90,676,670
Occidental Petroleum Corp. (United States)	6,865,663	282,933,972
Schlumberger, Ltd. (Curacao/United States)	1,431,200	57,534,240
Suncor Energy, Inc. (Canada)	4,090,300	134,161,840

		875,492,389
FINANCIALS: 29.7%
Banks: 18.8%
Axis Bank, Ltd. (India)	10,609,600	111,851,092
Banco Santander SA (Spain)	39,562,298	165,526,315
Bank of America Corp. (United States)	4,167,300	146,772,306
Barclays PLC (United Kingdom)	51,775,300	123,199,900
BNP Paribas SA (France)	4,430,500	262,548,811
ICICI Bank, Ltd. (India)	26,088,336	196,873,724
Kasikornbank PCL- Foreign (Thailand)	4,969,500	24,867,895
Mitsubishi UFJ Financial Group, Inc. (Japan)	17,775,000	96,066,821
Societe Generale SA (France)	6,432,485	223,783,093
Standard Chartered PLC (United Kingdom)	16,581,477	156,470,262

	SHARES	VALUE
UniCredit SPA (Italy)	17,421,366	$254,705,442
Wells Fargo & Co. (United States)	3,177,773	170,964,187

		1,933,629,848
DIVERSIFIED FINANCIALS: 9.4%
Bank of New York Mellon Corp. (United States)	1,244,400	62,630,652
Capital One Financial Corp. (United States)	1,927,200	198,328,152
Charles Schwab Corp. (United States)	3,596,500	171,049,540
Credit Suisse Group AG (Switzerland)	13,783,799	187,059,383
Goldman Sachs Group, Inc. (United States)	534,900	122,989,557
UBS Group AG (Switzerland)	17,534,800	221,304,142

		963,361,426
INSURANCE: 1.5%
AEGON NV (Netherlands)	12,085,507	55,133,524
Aviva PLC (United Kingdom)	18,209,820	100,993,471

		156,126,995

		3,053,118,269
HEALTH CARE: 17.9%
HEALTH CARE EQUIPMENT & SERVICES: 4.0%
Cigna Corp. (United States)	776,638	158,814,705
CVS Health Corp. (United States)	1,447,500	107,534,775
UnitedHealth Group, Inc. (United States)	489,000	143,756,220

		410,105,700
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.9%
Alnylam Pharmaceuticals, Inc.(a) (United States)	358,500	41,288,445
AstraZeneca PLC (United Kingdom)	1,052,300	106,032,176
Bayer AG (Germany)	1,972,220	161,209,234
Bristol-Myers Squibb Co. (United States)	2,542,700	163,215,913
GlaxoSmithKline PLC (United Kingdom)	9,238,400	217,699,483
Incyte Corp.(a) (United States)	438,300	38,272,356
Novartis AG (Switzerland)	1,985,900	188,148,865
Roche Holding AG (Switzerland)	678,000	219,846,956
Sanofi (France)	2,963,762	297,937,362

		1,433,650,790

		1,843,756,490
INDUSTRIALS: 6.8%
CAPITAL GOODS: 4.3%
Johnson Controls International PLC (Ireland/United States)	2,766,903	112,640,621
Mitsubishi Electric Corp. (Japan)	10,640,500	144,680,748
Schneider Electric SA (France)	648,578	66,567,157
United Technologies Corp. (United States)	768,700	115,120,512

		439,009,038
TRANSPORTATION: 2.5%
FedEx Corp. (United States)	1,721,500	260,308,015

		699,317,053
INFORMATION TECHNOLOGY: 8.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.6%
Microchip Technology, Inc. (United States)	1,582,300	165,698,456

SOFTWARE & SERVICES: 2.3%
Cognizant Technology Solutions Corp., Class A (United States)	690,500	42,824,810
Micro Focus International PLC (United Kingdom)	3,002,699	42,311,310
Microsoft Corp. (United States)	980,300	154,593,310

		239,729,430
TECHNOLOGY, HARDWARE & EQUIPMENT: 4.7%
Dell Technologies, Inc., Class C(a) (United States)	1,888,643	97,057,364
Hewlett Packard Enterprise Co. (United States)	5,823,298	92,357,506
HP Inc. (United States)	4,207,700	86,468,235

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

COMMON STOCKS (continued)

	SHARES	VALUE
Juniper Networks, Inc. (United States)	3,067,168	$75,544,348
Samsung Electronics Co., Ltd. (South Korea)	159,600	7,690,220
TE Connectivity, Ltd. (Switzerland)	1,261,115	120,865,261

		479,982,934

		885,410,820
MATERIALS: 3.1%
Celanese Corp. (United States)	791,500	97,449,480
Cemex SAB de CV ADR (Mexico)	14,039,917	53,070,886
LafargeHolcim, Ltd. (Switzerland)	1,519,662	84,267,946
Linde PLC (Ireland/United States)	384,361	82,510,492

		317,298,804
REAL ESTATE: 0.3%
Hang Lung Group, Ltd. (Hong Kong)	14,717,900	36,377,803

TOTAL COMMON STOCKS (Cost $8,233,050,188)		$9,825,541,139

PREFERRED STOCKS: 2.9%

ENERGY: 0.4%
Petroleo Brasileiro SA (Brazil)	5,659,606	42,357,540

FINANCIALS: 1.5%
BANKS: 1.5%
Itau Unibanco Holding SA (Brazil)	16,584,293	152,611,767

INFORMATION TECHNOLOGY: 1.0%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.0%
Samsung Electronics Co., Ltd. (South Korea)	2,509,700	97,914,241

TOTAL PREFERRED STOCKS (Cost $126,284,285)		$292,883,548

SHORT-TERM INVESTMENTS: 1.6%

	PAR VALUE/SHARES	VALUE
REPURCHASE AGREEMENTS: 1.2%
Bank of Montreal(b) 1.48%, dated 12/31/19, due 1/2/20, maturity value $29,902,458	$29,900,000	$29,900,000
Fixed Income Clearing Corporation(b) 1.00%, dated 12/31/19, due 1/2/20, maturity value $38,372,132	38,370,000	38,370,000
Royal Bank of Canada(b) 1.53%, dated 12/31/19, due 1/2/20, maturity value $59,905,092	59,900,000	59,900,000

		128,170,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	41,147,416	41,147,416

TOTAL SHORT-TERM INVESTMENTS (Cost $169,317,416)		$169,317,416

TOTAL INVESTMENTS IN SECURITIES (Cost $8,528,651,819)	99.9%	$10,287,742,103
OTHER ASSETS LESS LIABILITIES	0.1%	7,870,616

NET ASSETS	100.0%	$10,295,612,719

(a)	Non-income producing
(b)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 1.125%-4.375%, 2/29/20-5/15/46 and U.S. Treasury Inflation Indexed Notes 1.00%-1.375%, 1/15/20-2/15/46. Total collateral value is $30,500,564.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.50%, 8/31/21. Total collateral value is $39,140,628.

Royal Bank of Canada: U.S. Treasury Notes 2.125%-2.50%, 1/15/22-12/31/22. Total collateral value is $61,103,212.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

EQUITY TOTAL RETURN SWAPS(a)

Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Naspers, Ltd.	2.898%	JPMorgan	9/30/20	$46,468,024	$(1,468,355)
Total Return on Prosus NV	2.898%	JPMorgan	9/30/20	21,380,090	(2,007,612)
2.198%	Total Return on Tencent Holdings, Ltd.	JPMorgan	9/30/20	75,950,463	(5,948,848)

					$(9,424,815)

(a)	The combination of the equity total return swaps is designed to hedge Naspers Ltd.’s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	1,083	3/20/20	$174,964,065	$1,717,020

CURRENCY FORWARD CONTRACTS

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
UBS	1/29/20	USD	51,670,164	CHF	51,051,000	$(1,165,447)
UBS	1/29/20	USD	51,690,986	CHF	51,051,000	(1,144,625)
Barclays	2/26/20	USD	12,135,613	CHF	11,900,000	(204,583)
Citibank	2/26/20	USD	12,137,915	CHF	11,900,000	(202,281)
Barclays	3/11/20	USD	18,809,554	CHF	18,450,000	(341,966)
Morgan Stanley	3/11/20	USD	18,785,318	CHF	18,450,000	(366,202)
CNH: Chinese Yuan Renminbi
Credit Suisse	1/8/20	USD	19,694,939	CNH	135,156,520	280,541
State Street	1/8/20	USD	2,917,791	CNH	20,000,000	44,915
State Street	1/8/20	USD	2,916,940	CNH	20,000,000	44,064
Bank of America	1/15/20	USD	18,602,432	CNH	125,717,097	546,279
Credit Suisse	1/15/20	USD	18,843,578	CNH	127,621,902	513,847
State Street	1/15/20	USD	18,881,493	CNH	127,621,901	551,762
JPMorgan	1/15/20	CNH	280,000,000	USD	40,238,557	(23,479)
Goldman Sachs	1/22/20	USD	19,155,086	CNH	130,676,000	389,775
Citibank	2/5/20	USD	8,002,896	CNH	54,018,750	248,265
HSBC	2/5/20	USD	7,967,921	CNH	53,750,000	251,869
JPMorgan	2/5/20	USD	16,469,916	CNH	115,240,000	(73,298)
JPMorgan	2/5/20	USD	8,004,557	CNH	54,018,750	249,925
State Street	2/5/20	USD	7,882,983	CNH	53,212,500	244,092
UBS	2/5/20	USD	16,225,255	CNH	113,520,000	(71,045)
UBS	2/5/20	USD	16,466,386	CNH	115,240,000	(76,828)
Citibank	2/5/20	CNH	72,025,000	USD	10,143,652	195,857
Citibank	2/5/20	CNH	70,950,000	USD	10,007,758	177,430
Citibank	2/5/20	CNH	72,025,000	USD	10,142,938	196,571
Bank of America	2/12/20	USD	4,790,613	CNH	32,500,000	125,910
HSBC	2/12/20	USD	4,796,057	CNH	32,500,000	131,354
JPMorgan	2/12/20	USD	15,679,738	CNH	111,000,000	(252,017)
Barclays	3/4/20	USD	18,724,862	CNH	125,700,000	692,661
UBS	9/23/20	USD	45,575,548	CNH	327,000,000	(1,098,728)
HSBC	11/18/20	USD	2,680,091	CNH	18,926,000	(17,522)
JPMorgan	11/18/20	USD	13,810,598	CNH	98,000,000	(157,811)
JPMorgan	11/18/20	USD	13,801,845	CNH	98,000,000	(166,563)
UBS	11/18/20	USD	21,551,724	CNH	152,000,000	(113,562)
HSBC	1/13/21	USD	30,646,516	CNH	219,000,000	(524,094)
HSBC	1/13/21	USD	30,631,513	CNH	219,000,000	(539,097)
JPMorgan	5/12/21	USD	39,755,786	CNH	280,000,000	48,607
Goldman Sachs	10/27/21	USD	12,720,309	CNH	90,000,000	22,803
HSBC	10/27/21	USD	12,723,546	CNH	90,000,000	26,040
HSBC	1/26/22	USD	9,113,221	CNH	64,397,667	52,174
JPMorgan	1/26/22	USD	9,135,069	CNH	64,397,666	74,022

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	1/26/22	USD	9,093,789	CNH	64,397,667	$32,742
Goldman Sachs	4/27/22	USD	9,234,784	CNH	64,264,860	214,152
HSBC	4/27/22	USD	9,230,132	CNH	65,238,570	72,824
HSBC	4/27/22	USD	5,378,709	CNH	38,525,000	(28,910)
HSBC	4/27/22	USD	5,296,950	CNH	37,950,000	(29,957)
HSBC	4/27/22	USD	5,374,581	CNH	38,525,000	(33,037)
HSBC	4/27/22	USD	9,369,992	CNH	65,238,570	212,684
Goldman Sachs	7/27/22	USD	16,793,687	CNH	124,500,000	(640,045)
UBS	7/27/22	USD	16,793,687	CNH	124,500,000	(640,045)
HSBC	10/26/22	USD	10,530,691	CNH	76,000,000	(86,135)
HSBC	10/26/22	USD	10,535,071	CNH	76,000,000	(81,756)

Unrealized gain on currency forward contracts						5,641,165
Unrealized loss on currency forward contracts						(8,079,033)

Net unrealized loss on currency forward contracts						$(2,437,868)

The listed counterparty may be the parent company or one of its subsidiaries.

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019
ASSETS:
Investments in securities, at value (cost $8,528,651,819)	$10,287,742,103
Unrealized appreciation on currency forward contracts	5,641,165
Cash pledged as collateral for over-the-counter derivatives	14,770,000
Cash	387,752
Cash denominated in foreign currency (cost $1,052)	1,063
Deposits with broker for futures contracts	6,822,900
Receivable for variation margin for futures contracts	416,954
Receivable for investments sold	695,538
Receivable for Fund shares sold	740,758
Dividends and interest receivable	20,831,174
Prepaid expenses and other assets	65,320

10,338,114,727

LIABILITIES:
Unrealized depreciation on currency forward contracts	8,079,033
Unrealized depreciation on swap contracts	9,424,815
Cash received as collateral for over-the-counter derivatives	4,150,000
Payable for Fund shares redeemed	1,806,531
Management fees payable	5,167,597
Deferred foreign capital gains tax	13,485,932
Accrued expenses	388,100

42,502,008

NET ASSETS	$10,295,612,719

NET ASSETS CONSIST OF:
Paid in capital	$8,663,336,744
Distributable earnings	1,632,275,975

$10,295,612,719

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	810,108,066
Net asset value per share	$12.71

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $15,268,609)	$261,180,697
Interest	2,926,973

264,107,670

EXPENSES:
Management fees	57,598,684
Custody and fund accounting fees	610,691
Transfer agent fees	410,862
Professional services	269,565
Shareholder reports	135,943
Registration fees	205,367
Trustees’ fees	341,667
ADR depositary services fees	191,617
Miscellaneous	126,233

59,890,629

NET INVESTMENT INCOME	204,217,041

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities (net of foreign taxes of $1,788,954)	219,077,456
Futures contracts	19,719,504
Swaps	(494,589)
Currency forward contracts	15,643,306
Foreign currency transactions	(875,786)
Net change in unrealized appreciation/depreciation
Investments in securities (net of increase in deferred foreign capital gains tax of $8,048,717)	1,574,842,683
Futures contracts	20,008
Swaps	(9,424,815)
Currency forward contracts	(7,060,231)
Foreign currency translation	382,313

Net realized and unrealized gain	1,811,829,849

NET CHANGE IN NET ASSETS FROM OPERATIONS	$2,016,046,890

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$204,217,041	$146,642,500
Net realized gain (loss)	253,069,891	719,841,807
Net change in unrealized appreciation/depreciation	1,558,759,958	(2,121,170,507)

	2,016,046,890	(1,254,686,200)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(714,489,482)	(770,232,844)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,228,950,565	1,404,694,112
Reinvestment of distributions	692,724,507	749,634,584
Cost of shares redeemed	(1,541,815,203)	(1,425,797,344)

Net change from Fund share transactions	379,859,869	728,531,352

Total change in net assets	1,681,417,277	(1,296,387,692)

NET ASSETS:
Beginning of year	8,614,195,442	9,910,583,134

End of year	$10,295,612,719	$8,614,195,442

SHARE INFORMATION:
Shares sold	100,250,875	103,488,968
Distributions reinvested	54,978,135	67,840,234
Shares redeemed	(125,774,206)	(105,831,354)

Net change in shares outstanding	29,454,804	65,497,848

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the

Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the transaction if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2019, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,218,551,026	$61,013,590
Consumer Discretionary	599,117,920	180,562,005
Consumer Staples	—	55,524,970
Energy	875,492,389	—
Financials	2,269,114,586	784,003,683
Health Care	1,274,551,435	569,205,055
Industrials	554,636,305	144,680,748
Information Technology	877,720,600	7,690,220
Materials	150,520,366	166,778,438
Real Estate	36,377,803	—
Preferred Stocks
Energy	—	42,357,540
Financials	—	152,611,767
Information Technology	—	97,914,241
Short-term Investments
Repurchase Agreements	—	128,170,000
Money Market Fund	41,147,416	—

Total Securities	$7,897,229,846	$2,390,512,257

Other Investments
Equity Total Return Swaps
Depreciation	$—	$(9,424,815)
Futures Contracts
Appreciation	1,717,020	—
Currency Forward Contracts
Appreciation	—	5,641,165
Depreciation	—	(8,079,033)

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.

Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying asset of a particular issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.

Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as “initial margin”) in a segregated account with the clearing broker. Subsequent payments (referred to as “variation margin”) to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying assets. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency amount at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund’s derivative instruments, categorized by primary underlying risk exposure.

	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$5,641,165	$5,641,165
Futures contracts(a)	1,717,020	—	1,717,020

	$1,717,020	$5,641,165	$7,358,185

Liabilities
Unrealized depreciation on currency forward contracts	$—	$8,079,033	$8,079,033
Unrealized depreciation on swaps	9,424,815	—	9,424,815

	$9,424,815	$8,079,033	$17,503,848

(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.

	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$19,719,504	$—	$19,719,504
Swaps	(494,589)	—	(494,589)
Currency forward contracts	—	15,643,306	15,643,306

	$19,224,915	$15,643,306	$34,868,221

Net change in unrealized appreciation/ depreciation
Futures contracts	$20,008	$—	$20,008
Swaps	(9,424,815)	—	(9,424,815)
Currency forward contracts	—	(7,060,231)	(7,060,231)

	$(9,404,807)	$(7,060,231)	$(16,465,038)

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following summarizes the range of volume in the Fund’s derivative instruments during the year ended December 31, 2019.

Derivative		% of Net Assets
Futures contracts	USD notional value	0-3%
Swaps - long	USD notional value	0-1%
Swaps - short	USD notional value	0-1%
Currency forward contracts	USD total value	5-7%

The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.

The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2019.

Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged/ (Received)(a)	Net Amount(b)
Bank of America	$672,189	$—	$(672,189)	$—
Barclays	692,661	546,549	(146,112)	—
Citibank	818,123	202,281	(615,842)	—
Credit Suisse	794,388	—	(794,388)	—
Goldman Sachs	626,730	640,045	—	(13,315)
HSBC	746,945	1,340,508	—	(593,563)
JPMorgan	405,296	10,097,983	9,692,687	—
Morgan Stanley	—	366,202	340,000	(26,202)
State Street	884,833	—	(880,000)	4,833
UBS	—	4,310,280	3,780,000	(530,280)

Total	$5,641,165	$17,503,848	$10,704,156	$(1,158,527)

(a)

Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund’s Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable (payable) from the counterparty in the event of a default.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary income	$290,498,840		$194,859,210
	($0.383 per share	)	($0.273 per share	)
Long-term capital gain	$423,990,642		$575,373,634
	($0.559 per share	)	($0.806 per share	)

At December 31, 2019, the tax basis components of distributable earnings were as follows:

Deferred loss(a)	$(41,028,803)

At December 31, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$8,590,960,334

Unrealized appreciation	2,452,793,287
Unrealized depreciation	(766,157,181)

Net unrealized appreciation	1,686,636,106

(a)	Represents net realized capital loss incurred between November 1, 2019 and December 31, 2019. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2020.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2019, the Fund’s commitment fee amounted to $59,977 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, aggregated $2,091,044,472 and $2,188,764,888, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.03	$13.86	$11.91	$10.46	$11.83
Income from investment operations:
Net investment income	0.27	0.21	0.13	0.14	0.16
Net realized and unrealized gain (loss)	2.35	(1.96)	2.42	1.65	(1.11)

Total from investment operations	2.62	(1.75)	2.55	1.79	(0.95)

Distributions to shareholders from:
Net investment income	(0.34)	(0.25)	(0.13)	(0.14)	(0.19)
Net realized gain	(0.60)	(0.83)	(0.47)	(0.20)	(0.23)

Total distributions	(0.94)	(1.08)	(0.60)	(0.34)	(0.42)

Net asset value, end of year	$12.71	$11.03	$13.86	$11.91	$10.46

Total return	23.85%	(12.65)%	21.51%	17.09%	(8.05)%
Ratios/supplemental data:
Net assets, end of year (millions)	$10,296	$8,614	$9,911	$7,101	$5,708
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	2.13%	1.52%	1.02%	1.36%	1.39%
Portfolio turnover rate	22%	31%	18%	25%	20%

See accompanying Notes to Consolidated Financial Statements

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 18 ▪ DODGE & COX GLOBAL STOCK FUND

SPECIAL 2019 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2019, the Fund elected to pass through to shareholders foreign source income of $253,371,854 and foreign taxes paid of $17,057,566.

The Fund designates $423,990,642 as long-term capital gain distributions in 2019.

The Fund designates up to a maximum amount of $313,559,277 of its distributions paid to shareholders in 2019 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%). For shareholders that are corporations, the Fund designates 23% of its ordinary dividends paid to shareholders in 2019 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

FUNDS’ LIQUIDITY RISK MANAGMENT PROGRAM

(unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s legal, compliance, treasury, operations, trading, and portfolio management departments, which is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Committee refreshed its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in February, 2019 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 12, 2019. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period (ii) the Fund’s investment strategy is appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2019, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2020 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 7, 2019 and again on December 12, 2019 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox regarding any material conflicts of interest between the Funds and Dodge & Cox or its other clients, and regarding how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $211 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group medians in net expense ratios. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board noted that the Funds

PAGE 20 ▪ DODGE & COX GLOBAL STOCK FUND

provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that

Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 21

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX GLOBAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years and Other Relevant Experience**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (61)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (58)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (60)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, and GFIIC; member of USEIC (until January 2020)	—
Roberta R.W. Kameda (59)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (62)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (45)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (53)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (70)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2015-2018); Partner of Arnold & Porter (until 2015); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (59)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013)
Robert B. Morris III (67)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (51)	Trustee (since 2020)	Managing Partner of Merlone Geier Partners (since 2018); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011).	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (68)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (68)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (73)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of January 15, 2020.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 23

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Annual Report

December 31, 2019

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/19 ISF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 22.8% for the year ended December 31, 2019, compared to a return of 22.0% for the MSCI EAFE (Europe, Australasia, Far East) Index.

MARKET OVERVIEW

International equity markets rebounded sharply in 2019, more than offsetting the decline of 2018. Every sector of the MSCI EAFE posted positive returns. Improving sentiment surrounding the same macro factors that dragged down markets in 2018—namely sluggish global economic growth, the direction of monetary policy, and trade wars—propelled global equity markets in 2019. Meanwhile, U.S. equities continued their reign of outperformance versus international equities, with the S&P 500 Index returning 31.5% and reaching an all-time high.

INVESTMENT STRATEGY: EXTRAORDINARY VALUATION DISPARITY IN INTERNATIONAL EQUITIES

The strong performance of international equities in 2019 overshadowed what we, as value-oriented investors, believe is the most salient point about international equity markets—the growing valuation disparity between value and growth stocks.a

History has demonstrated that starting valuations are significant drivers of long-term equity returns, and lower starting valuations tend to produce more attractive long-term results. The MSCI EAFE Growth Index trades at 20.6 times forward earnings—making it significantly more expensive than the MSCI EAFE Value Index at 11.4 times.b Investors are paying one of the highest premiums for growth stocks since these indices’ inception in 1997, with the valuation spread in the 99th percentile.c

We have discussed this growing valuation disparity in our recent shareholder letters, and we continue to highlight it because it is the primary reason that international value stocks have underperformed their growth counterparts for seven out of the last ten years.d The contribution from earnings and dividends of value stocks is similar to or even higher than that of growth stocks over the past one, three, five, and ten years. Looking back over the last several decades, we see periods when valuation discrepancies became extremely large and corrected, sometimes sharply. Outstanding investment returns can be earned when you have the courage (because you will likely be buying what has not worked lately) and patience (because it’s impossible to know exactly when things will turn) to invest in some of the lower valuation stocks when they are trading at a truly large discount to the overall market.

Our Approach to Active Value-Oriented Investing

While value stocks are inexpensive, some are cheap for good reasons, and we believe it is paramount to understand the individual companies you own. We build our portfolio one investment at a time on a bottom-up basis. Using a three- to five-year horizon, we seek to invest in companies whose long-term fundamentals are underappreciated by their current valuations. Our team-based approach often results in a portfolio that looks markedly different from the benchmark.

In the valuation disparity described above, four sectors best illustrate the spread between value and growth. On the value end of the spectrum, the Financials and Energy sectors are the two largest overweights of the MSCI EAFE Value compared to the overall market. Conversely, the Consumer Staples and Information Technology sectors are the two largest overweights of the MSCI EAFE Growth compared to the overall market. Relative to the MSCI EAFE, the Fund is overweight Financials, Energy, and Information Technology and underweight Consumer Staples as a result of our bottom-up approach. Below we review the Fund’s positioning in each of these areas.

Perception Versus Reality in Financials

We have found significant opportunities in Financials, which account for 31.2% of the Fund compared to 18.6% for the MSCI EAFE. European and UK Financials, an area about which we have written extensively,e are especially attractive. We think a number of these companies exemplify investor perception that is worse than reality. Their low valuations reflect concerns that these businesses face daunting secular challenges. These include lower and negative interest rates, increasing capital requirements, sluggish economic growth, and political uncertainty in the case of Brexit. In spite of those challenges, management teams of many of the Fund’s holdings have improved returns on equity and strengthened balance sheets through restructuring and cost cutting. For example, UniCredit,f the largest bank in Italy, has improved its return on tangible equity from 4% in 2015 to 9% today by exiting non-core businesses and cutting headcount, all while meeting more stringent capital requirements imposed by its regulators. UniCredit is in a much stronger financial position than in the past and recently raised its target to return 40% of its earnings to shareholders.

When could the market better appreciate these improving fundamentals? We believe it has already begun to do so. For the first three quarters of 2019, the Fund’s European and UK Financials underperformed the market, but they outperformed significantly in the fourth quarter. We did not know this would happen and would never extrapolate future trends based on one quarter’s performance. But this dramatic turnaround is an excellent reminder of why patience and persistence are important traits for a successful value manager. Staying the course, or adding to holdings as their prices fell, has created significant value for the Fund over the long term.

Compelling Valuations in Energy

The Energy sector shares similar traits with the Financials. Energy companies are trading at low multiples relative to their history and to the broader market. On a price to cash flow basis, the MSCI EAFE Energy sector is trading at the lowest valuation over the past 20 years relative to the overall MSCI EAFE. Energy companies have suffered from low oil prices, which have reduced cash flows and made it more difficult to finance new projects. There are also long-term concerns about the demand for oil and gas as the threat of climate change necessitates a transition to less carbon-intensive

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

alternatives. That said, we think the low valuations of the Fund’s energy holdings provide an attractive starting point and more than compensate for these risks. As an example, Encana,g one of the largest shale oil producers in North America, trades at a high single-digit free cash flow yield and should be able to grow production at mid-single-digit rates over our investment horizon. This combination of low valuation and reasonable growth is scarce in today’s market. At year end, Energy was 9.2% of the Fund compared to 4.9% for the MSCI EAFE.

Uncovering Value in Technology

Although the Information Technology sector is dominated by growth stocks, we have identified selected companies whose valuations do not reflect our view of their long-term earnings power. For example, Samsung Electronics, which trades at a very cheap valuation on a variety of metrics, is one of the Fund’s largest holdings (2.9% position). We believe its valuation does not give enough credit for the company’s leading global position in memory semiconductors, optionality to grow in new segments like its semiconductor foundry, fortress balance sheet, and commitment to return half of its free cash flow to shareholders. The Fund’s weighting in Information Technology is 8.8% compared to 7.1% for the MSCI EAFE.

Perceived Safe Haven in Consumer Staples

Companies in Consumer Staples are perceived to have stable fundamentals in terms of steady revenue growth, and they typically generate healthy free cash flow. But that implied safety in an uncertain world has come at a cost: the MSCI EAFE Consumer Staples sector currently trades at 18.4 times forward earnings, compared to 14.7 times for the overall market. Many of the companies in this sector have improved operating margins over time, but we believe operating margin expansion is unlikely to be a significant driver of future earnings growth. While we continue to actively monitor these companies, we do not see many attractive opportunities, resulting in the Fund’s weighting of 1.5% versus 11.3% for the MSCI EAFE.

IN CLOSING

History shows that starting valuation is a major factor in long-term returns. Given the wide valuation spread between value and growth stocks in the international equity market, we are finding many companies that are inexpensive on a relative basis. We believe the Fund is well positioned to benefit over the long term, especially if and when this large valuation gap compresses.

In past cycles, many investors have made the mistake of changing course after periods of underperformance because they concluded that the cost of sticking with their investment plan was perceived to be too high. The same can be true for investment managers. Many abandon their investment philosophy and process when their approach has been out of favor for a time. As an independent, employee-owned firm with large ownership in our Funds, we benefit from the absence of an outside stakeholder who might otherwise pressure us to change our approach at exactly the wrong time.

At Dodge & Cox, we remain focused on the long term, our valuation discipline, and fundamental analysis of prospective investments on a company-by-company basis. That is how we construct what we believe is the best portfolio for our clients. We remain optimistic about the long-term outlook for the Fund, and we thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2020

[a]	Value stocks are the lower valuation portion of the equity market, and growth stocks are the higher valuation portion.
[b]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2019.
[c]

The MSCI EAFE Value Index and MSCI EAFE Growth Index were formed in 1997. The 99th percentile was calculated using monthly data from FactSet for 1997-2003 and MSCI since 2003. If you divide the forward price-to-earnings multiple of the MSCI EAFE Growth by that of the MSCI EAFE Value, the difference is a relative valuation standing at the 99th percentile of these indices’ history.

[d]	Over the past ten years, the MSCI EAFE Growth outperformed the MSCI EAFE Value every year except for 2012, 2013, and 2016.
[e]	The Dodge & Cox Investment Perspectives paper titled “A Value Investor’s Case for European Financials” is available on dodgeandcox.com.
[f]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
[g]	Encana changed its name to Ovintiv, Inc. on January 24, 2020.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

2019 PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE Index by 0.8 percentage points in 2019.

Key Contributors to Relative Results

▪	Despite a large average underweight position in Japan—11% versus 24% for the MSCI EAFE—the Fund’s stock selection contributed to returns. Murata Manufacturing and Kyocera performed well.
▪

In Financials, the Fund’s average overweight position, 30% versus 19% for the MSCI EAFE, combined with the outperformance of its holdings, boosted performance. ICICI Bank, BNP Paribas, and UniCredit were particularly strong.

▪	Selected emerging market holdings contributed to returns, especially JD.com, Samsung Electronics, and Alibaba.

Key Detractors from Relative Results

▪

Poor performance in the Communication Services sector, up 5% versus up 13% for the MSCI EAFE, diminished returns. Underperformers included Millicom International Cellular, Baidu, Grupo Televisa, and Liberty Global.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

90 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2019

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	22.78%	7.67%	3.68%	5.76%
MSCI EAFE Index	22.01	9.56	5.67	5.50

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2019	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,087.80	$3.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.05	3.19
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

PORTFOLIO INFORMATION	December 31, 2019

SECTOR DIVERSIFICATION (%)(a)	% of Net Assets
Financials	31.2
Health Care	15.6
Consumer Discretionary	10.0
Energy	9.1
Information Technology	8.7
Industrials	8.0
Communication Services	7.0
Materials	5.8
Consumer Staples	1.5
Real Estate	1.3
Utilities	0.9

REGION DIVERSIFICATION (%)(a)	% of Net Assets
Europe (excluding United Kingdom)	42.8
United Kingdom	14.1
Japan	12.4
Asia Pacific (excluding Japan)	12.2
United States	5.9
Latin America	5.3
Canada	3.8
Africa	2.3
Middle East	0.2

(a)

Excludes the Fund’s exposure through total return swaps. As of period end, the Fund held long total return swaps referencing Naspers, Ltd. and Prosus NV with notional exposure of 0.63% and 0.29% respectively. In addition, to manage Naspers, Ltd.’s and Prosus NV’s exposure to Tencent Holdings, Ltd., the Fund held a short total return swap referencing Tencent Holdings, Ltd. with notional exposure of –1.05%.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

COMMON STOCKS: 94.0%

	SHARES	VALUE
COMMUNICATION SERVICES: 7.0%
MEDIA & ENTERTAINMENT: 5.5%
Altice Europe NV, Series A(a) (Netherlands)	7,784,454	$50,190,511
Baidu, Inc. ADR(a) (Cayman Islands/China)	7,912,187	1,000,100,437
Grupo Televisa SAB ADR (Mexico)	48,563,380	569,648,447
Liberty Global PLC, Series A(a)(b) (United Kingdom)	17,244,703	392,144,546
Liberty Global PLC, Series C(a) (United Kingdom)	27,740,701	604,608,578
MultiChoice Group, Ltd.(a) (South Africa)	8,436,537	70,173,966
Television Broadcasts, Ltd.(b) (Hong Kong)	39,842,700	62,584,173

		2,749,450,658
TELECOMMUNICATION SERVICES: 1.5%
America Movil SAB de CV, Series L (Mexico)	338,952,000	270,695,502
Millicom International Cellular SA SDR(b) (Luxembourg)	8,107,509	388,589,513
MTN Group, Ltd. (South Africa)	16,225,894	95,564,329

		754,849,344

		3,504,300,002
CONSUMER DISCRETIONARY: 10.0%
AUTOMOBILES & COMPONENTS: 3.9%
Bayerische Motoren Werke AG (Germany)	7,974,801	656,497,334
Honda Motor Co., Ltd. (Japan)	36,411,255	1,027,059,151
Yamaha Motor Co., Ltd. (Japan)	14,075,000	281,348,296

		1,964,904,781
RETAILING: 6.1%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	2,213,000	469,377,300
Booking Holdings, Inc.(a) (United States)	284,500	584,286,185
JD.com, Inc. ADR(a) (Cayman Islands/China)	15,918,648	560,813,969
Naspers, Ltd. (South Africa)	6,003,858	981,977,572
Prosus NV(a) (Netherlands)	6,074,358	453,309,281

		3,049,764,307

		5,014,669,088
CONSUMER STAPLES: 1.5%
FOOD & STAPLES RETAILING: 0.6%
Magnit PJSC(b) (Russia)	5,698,885	314,511,897

FOOD, BEVERAGE & TOBACCO: 0.9%
Imperial Brands PLC (United Kingdom)	16,935,197	419,260,783

		733,772,680
ENERGY: 8.4%
Encana Corp.(b) (Canada)	108,485,621	508,797,562
Equinor ASA (Norway)	42,942,004	858,775,672
Schlumberger, Ltd. (Curacao/United States)	20,341,224	817,717,205
Suncor Energy, Inc. (Canada)	31,602,600	1,036,565,280
Total SA (France)	18,309,249	1,010,444,205

		4,232,299,924
FINANCIALS: 29.0%
BANKS: 20.7%
Axis Bank, Ltd. (India)	57,585,425	607,090,998
Banco Santander SA (Spain)	273,390,220	1,143,848,508
Barclays PLC (United Kingdom)	459,662,698	1,093,772,488
BNP Paribas SA (France)	27,303,458	1,617,986,780
ICICI Bank, Ltd. (India)	209,702,376	1,582,503,677
Kasikornbank PCL- Foreign (Thailand)	30,605,000	153,150,602
Mitsubishi UFJ Financial Group, Inc. (Japan)	140,866,400	761,326,986
Societe Generale SA (France)	31,398,123	1,092,325,761
Standard Chartered PLC (United Kingdom)	96,485,513	910,480,624
UniCredit SPA (Italy)	97,563,162	1,426,401,829

		10,388,888,253

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 5.8%
Credit Suisse Group AG (Switzerland)	101,258,432	$1,374,174,121
Haci Omer Sabanci Holding AS (Turkey)	41,487,354	66,530,401
UBS Group AG (Switzerland)	117,997,827	1,489,233,286

		2,929,937,808
INSURANCE: 2.5%
AEGON NV (Netherlands)	103,998,142	474,434,712
Aviva PLC (United Kingdom)	139,538,427	773,893,984

		1,248,328,696

		14,567,154,757
HEALTH CARE: 15.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.6%
AstraZeneca PLC (United Kingdom)	9,763,600	983,802,863
Bayer AG (Germany)	16,895,750	1,381,058,359
GlaxoSmithKline PLC (United Kingdom)	52,463,800	1,236,290,064
Novartis AG (Switzerland)	12,118,770	1,148,160,945
Roche Holding AG (Switzerland)	4,406,600	1,428,875,510
Sanofi (France)	16,402,322	1,648,872,128

		7,827,059,869
INDUSTRIALS: 8.0%
CAPITAL GOODS: 7.8%
Johnson Controls International PLC (Ireland/United States)	18,665,101	759,856,262
Mitsubishi Electric Corp. (Japan)	96,849,500	1,316,879,663
Nidec Corp. (Japan)	3,525,800	481,638,815
Schneider Electric SA (France)	9,472,546	972,219,933
Smiths Group PLC(b) (United Kingdom)	16,927,500	378,261,893

		3,908,856,566
TRANSPORTATION: 0.2%
DP World PLC (United Arab Emirates)	8,256,304	108,157,582

		4,017,014,148
INFORMATION TECHNOLOGY: 6.5%
SOFTWARE & SERVICES: 1.1%
Fujitsu, Ltd. (Japan)	2,801,050	264,315,259
Micro Focus International PLC(b) (United Kingdom)	19,729,707	278,013,131

		542,328,390
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.4%
Brother Industries, Ltd. (Japan)	9,819,300	202,185,025
Kyocera Corp. (Japan)	12,374,600	843,285,852
Murata Manufacturing Co., Ltd. (Japan)	10,717,700	662,621,528
Samsung Electronics Co., Ltd. (South Korea)	6,519,550	314,140,173
TE Connectivity, Ltd. (Switzerland)	7,428,185	711,917,251

		2,734,149,829

		3,276,478,219
MATERIALS: 5.8%
Akzo Nobel NV (Netherlands)	7,339,754	746,239,280
Cemex SAB de CV ADR (Mexico)	100,584,026	380,207,618
LafargeHolcim, Ltd. (Switzerland)	10,505,441	582,545,287
Linde PLC (Ireland/United States)	3,758,070	806,742,110
Nutrien, Ltd. (Canada)	7,964,553	381,581,734

		2,897,316,029
REAL ESTATE: 1.3%
Daito Trust Construction Co., Ltd. (Japan)	3,158,500	391,182,982
Hang Lung Group, Ltd. (Hong Kong)(b)	106,789,500	263,948,484

		655,131,466
UTILITIES: 0.9%
Engie (France)	28,593,800	461,860,766

TOTAL COMMON STOCKS (Cost $43,777,080,529)		$47,187,056,948

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

PREFERRED STOCKS: 5.1%

	SHARES	VALUE
ENERGY: 0.7%
Petroleo Brasileiro SA (Brazil)	48,857,500	$365,658,581

FINANCIALS: 2.2%
BANKS: 2.2%
Itau Unibanco Holding SA (Brazil)	119,079,551	1,095,792,307

INFORMATION TECHNOLOGY: 2.2%
TECHNOLOGY, HARDWARE & EQUIPMENT: 2.2%
Samsung Electronics Co., Ltd. (South Korea)	28,739,700	1,121,259,878

TOTAL PREFERRED STOCKS (Cost $1,471,207,221)		$2,582,710,766

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE/ SHARES	VALUE

REPURCHASE AGREEMENTS: 0.9%
Bank of Montreal(c) 1.48%, dated 12/31/19, due 1/2/20, maturity value $110,409,077	$110,400,000	$110,400,000
Fixed Income Clearing Corporation(c) 1.00%, dated 12/31/19, due 1/2/20, maturity value $115,590,421	115,584,000	115,584,000
Royal Bank of Canada(c) 1.53%, dated 12/31/19, due 1/2/20, maturity value $220,918,777	220,900,000	220,900,000

		446,884,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	202,091,143	202,091,143

TOTAL SHORT-TERM INVESTMENTS (Cost $648,975,143)		$648,975,143

TOTAL INVESTMENTS IN SECURITIES (Cost $45,897,262,893)	100.4%	$50,418,742,857
OTHER ASSETS LESS LIABILITIES	(0.4%)	(190,790,621)

NET ASSETS	100.0%	$50,227,952,236

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 1.625%-3.625%, 11/30/20-5/15/46 and U.S. Treasury Inflation Indexed Notes 0.125%-2.375%, 1/15/21-1/15/25. Total collateral value is $112,617,359.

Fixed Income Clearing Corporation: U.S. Treasury Notes 1.50%-2.75%, 8/15/21-8/31/21. Total collateral value is $117,900,218.

Royal Bank of Canada: U.S. Treasury Notes 1.375%-2.75%, 3/31/20-11/15/26 and U.S. Treasury Inflation Indexed Note 3.875%, 4/15/29. Total collateral value is $225,337,208.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

EQUITY TOTAL RETURN SWAPS(a)

Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Total Return on Naspers, Ltd.	2.898%	JPMorgan	9/30/20	$315,534,315	$(9,970,651)
Total Return on Prosus NV	2.898%	JPMorgan	9/30/20	145,178,374	(13,632,396)
2.198%	Total Return on Tencent Holdings, Ltd.	JPMorgan	9/30/20	515,730,915	(40,394,816)

					$(63,997,863)

(a)	The combination of the equity total return swaps is designed to hedge Naspers Ltd.’s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index—Long Position	10,167	3/20/20	$425,267,222	$(2,100,341)
Yen Denominated Nikkei 225 Index—Long Position	2,247	3/12/20	242,216,074	(31,775)

				$(2,132,116)

CURRENCY FORWARD CONTRACTS

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
UBS	1/29/20	USD	182,689,164	CHF	180,500,000	$(4,120,649)
UBS	1/29/20	USD	182,762,786	CHF	180,500,000	(4,047,027)
Barclays	2/26/20	USD	293,192,329	CHF	287,500,000	(4,942,660)
Citibank	2/26/20	USD	293,247,953	CHF	287,500,000	(4,887,036)
Barclays	3/11/20	USD	229,384,805	CHF	225,000,000	(4,170,319)
Morgan Stanley	3/11/20	USD	229,089,243	CHF	225,000,000	(4,465,881)
CNH: Chinese Yuan Renminbi
Credit Suisse	1/8/20	USD	41,904,035	CNH	287,566,440	596,895
State Street	1/8/20	USD	73,455,394	CNH	503,500,000	1,130,735
State Street	1/8/20	USD	73,433,968	CNH	503,500,000	1,109,308
Bank of America	1/15/20	USD	76,426,420	CNH	516,497,388	2,244,337
Credit Suisse	1/15/20	USD	77,417,146	CNH	524,323,106	2,111,092
State Street	1/15/20	USD	77,572,917	CNH	524,323,106	2,266,864
State Street	1/22/20	USD	118,252,684	CNH	804,000,000	2,796,820
State Street	1/22/20	USD	118,247,467	CNH	804,000,000	2,791,603
Citibank	2/5/20	USD	190,191,817	CNH	1,283,775,744	5,900,105
JPMorgan	2/5/20	USD	60,804,631	CNH	425,450,000	(270,607)
State Street	2/5/20	USD	187,342,031	CNH	1,264,614,912	5,800,942
UBS	2/5/20	USD	59,901,379	CNH	419,100,000	(262,288)
UBS	2/5/20	USD	60,791,598	CNH	425,450,000	(283,639)
Citibank	2/5/20	CNH	737,000,000	USD	103,795,507	2,004,117
Citibank	2/5/20	CNH	726,000,000	USD	102,404,965	1,815,560
Citibank	2/5/20	CNH	737,000,000	USD	103,788,199	2,011,425
HSBC	2/5/20	CNH	37,611,200	USD	5,405,073	(5,818)
JPMorgan	2/5/20	CNH	31,224,256	USD	4,488,501	(6,120)
Bank of America	2/12/20	USD	154,773,662	CNH	1,050,000,000	4,067,869
HSBC	2/12/20	USD	154,949,531	CNH	1,050,000,000	4,243,738
Barclays	3/4/20	USD	116,617,012	CNH	782,850,000	4,313,842
Citibank	5/13/20	USD	28,812,895	CNH	205,349,500	(597,301)
UBS	9/23/20	USD	81,354,862	CNH	583,713,000	(1,961,289)
JPMorgan	11/18/20	USD	91,600,902	CNH	650,000,000	(1,046,703)
JPMorgan	11/18/20	USD	91,542,849	CNH	650,000,000	(1,104,756)
HSBC	1/13/21	USD	61,013,154	CNH	436,000,000	(1,043,401)
HSBC	1/13/21	USD	60,983,286	CNH	436,000,000	(1,073,270)
HSBC	5/12/21	USD	186,683,702	CNH	1,315,000,000	201,774
UBS	5/12/21	USD	186,803,040	CNH	1,315,000,000	321,112
Goldman Sachs	10/27/21	USD	40,654,396	CNH	290,000,000	(259,789)
Goldman Sachs	10/27/21	USD	120,136,249	CNH	850,000,000	215,362
HSBC	10/27/21	USD	40,678,917	CNH	290,000,000	(235,268)

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
HSBC	10/27/21	USD	120,166,820	CNH	850,000,000	$245,933
HSBC	1/26/22	USD	83,239,651	CNH	588,204,670	476,555
JPMorgan	1/26/22	USD	83,439,203	CNH	588,204,660	676,109
JPMorgan	1/26/22	USD	83,062,158	CNH	588,204,670	299,062
Goldman Sachs	4/27/22	USD	82,386,238	CNH	573,325,830	1,910,514
HSBC	4/27/22	USD	59,399,651	CNH	425,450,000	(319,264)
HSBC	4/27/22	USD	58,496,755	CNH	419,100,000	(330,833)
HSBC	4/27/22	USD	59,354,074	CNH	425,450,000	(364,842)
HSBC	4/27/22	USD	83,592,472	CNH	582,012,585	1,897,419
HSBC	4/27/22	USD	82,344,735	CNH	582,012,585	649,682
Goldman Sachs	7/27/22	USD	34,396,709	CNH	255,000,000	(1,310,935)
UBS	7/27/22	USD	34,396,709	CNH	255,000,000	(1,310,935)
HSBC	10/26/22	USD	40,321,463	CNH	291,000,000	(329,808)
HSBC	10/26/22	USD	40,338,231	CNH	291,000,000	(313,040)

Unrealized gain on currency forward contracts						52,098,774
Unrealized loss on currency forward contracts						(39,063,478)

Net unrealized gain on currency forward contracts						$13,035,296

The listed counterparty may be the parent company or one of its subsidiaries.

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

ASSETS:	December 31, 2019
Investments in securities, at value
Unaffiliated issuers (cost $42,346,966,025)	$48,210,153,551
Affiliated issuers (cost $3,550,296,868)	2,208,589,306

50,418,742,857
Unrealized appreciation on currency forward contracts	52,098,774
Cash pledged as collateral for over-the-counter derivatives	86,640,000
Cash	1,982,782
Cash denominated in foreign currency (cost $15,982,481)	16,156,303
Deposits with broker for futures contracts	39,757,330
Receivable for variation margin for futures contracts	2,363,664
Receivable for investments sold	14,389,997
Receivable for Fund shares sold	19,046,270
Dividends and interest receivable	104,202,771
Prepaid expenses and other assets	266,762

50,755,647,510

LIABILITIES:
Unrealized depreciation on currency forward contracts	39,063,478
Unrealized depreciation on swap contracts	63,997,863
Cash received as collateral for over-the-counter derivatives	43,836,000
Payable for Fund shares redeemed	263,761,553
Management fees payable	25,368,928
Deferred foreign capital gains tax	88,871,635
Accrued expenses	2,795,817

527,695,274

NET ASSETS	$50,227,952,236

NET ASSETS CONSIST OF:
Paid in capital	$48,283,748,060
Distributable earnings	1,944,204,176

$50,227,952,236

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,152,021,679
Net asset value per share	$43.60

CONSOLIDATED STATEMENT OF OPERATIONS

INVESTMENT INCOME:	Year Ended December 31, 2019
Dividends (net of foreign taxes of $152,605,817)
Unaffiliated issuers	$1,536,177,577
Affiliated issuers	171,539,929
Interest	11,979,429

1,719,696,935

EXPENSES:
Management fees	297,044,159
Custody and fund accounting fees	4,778,648
Transfer agent fees	5,313,502
Professional services	353,163
Shareholder reports	1,300,245
Registration fees	248,725
Trustees’ fees	341,667
ADR depositary services fees	971,826
Miscellaneous	621,919

310,973,854

NET INVESTMENT INCOME	1,408,723,081

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign taxes of $11,825,874)	106,691,051
Investments in securities of affiliated issuers	(143,668,512)
Futures contracts	176,162,099
Swaps	(3,358,445)
Currency forward contracts	140,808,362
Foreign currency transactions	(7,817,965)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of increase in deferred foreign capital gains tax of $68,818,612)	8,507,057,063
Investments in securities of affiliated issuers	110,886,214
Futures contracts	13,927,483
Swaps	(63,997,863)
Currency forward contracts	(49,312,111)
Foreign currency translation	1,558,284

Net realized and unrealized gain	8,788,935,660

NET CHANGE IN NET ASSETS FROM OPERATIONS	$10,197,658,741

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$1,408,723,081	$1,314,954,895
Net realized gain (loss)	268,816,590	(189,442,047)
Net change in unrealized appreciation/depreciation	8,520,119,070	(12,378,528,792)

	10,197,658,741	(11,253,015,944)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,925,172,133)	(1,392,029,880)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	5,821,012,950	7,786,364,752
Reinvestment of distributions	1,693,980,175	1,194,160,091
Cost of shares redeemed	(13,667,034,158)	(13,898,235,680)

Net change from Fund share transactions	(6,152,041,033)	(4,917,710,837)

Total change in net assets	2,120,445,575	(17,562,756,661)

NET ASSETS:
Beginning of year	48,107,506,661	65,670,263,322

End of year	$50,227,952,236	$48,107,506,661

SHARE INFORMATION:
Shares sold	142,603,500	177,112,322
Distributions reinvested	38,968,180	32,344,484
Shares redeemed	(332,827,575)	(323,973,781)

Net change in shares outstanding	(151,255,895)	(114,516,975)

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the transaction if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2019, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$3,115,710,489	$388,589,513
Consumer Discretionary	3,049,764,307	1,964,904,781
Consumer Staples	419,260,783	314,511,897
Energy	3,373,524,252	858,775,672
Financials	9,362,867,933	5,204,286,824
Health Care	3,868,965,054	3,958,094,815
Industrials	2,218,495,670	1,798,518,478
Information Technology	989,930,381	2,286,547,838
Materials	1,508,028,632	1,389,287,397
Real Estate	263,948,484	391,182,982
Utilities	461,860,766	—
Preferred Stocks
Energy	—	365,658,581
Financials	—	1,095,792,307
Information Technology	—	1,121,259,878
Short-term Investments
Repurchase Agreements	—	446,884,000
Money Market Fund	202,091,143	—

Total Securities	$28,834,447,894	$21,584,294,963

Other Investments
Equity Total Return Swaps
Depreciation	$—	$(63,997,863)
Futures Contracts
Depreciation	(2,132,116)	—
Currency Forward Contracts
Appreciation	—	52,098,774
Depreciation	—	(39,063,478)

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.

Equity total return swaps Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or the underlying asset of a particular issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.

Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as “initial margin”) in a segregated account with the clearing broker. Subsequent payments (referred to as “variation margin”) to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying assets. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency amount at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund’s derivative instruments, categorized by primary underlying risk exposure.

	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$52,098,774	$52,098,774

Liabilities
Unrealized depreciation on currency forward contracts	$—	$39,063,478	$39,063,478
Unrealized depreciation on swaps	63,997,863	—	63,997,863
Futures contracts(a)	2,132,116	—	2,132,116

	$66,129,979	$39,063,478	$105,193,457

(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.

	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$176,162,099	$—	$176,162,099
Swaps	(3,358,445)	—	(3,358,445)
Currency forward contracts	—	140,808,362	140,808,362

	$172,803,654	$140,808,362	$313,612,016

Net change in unrealized appreciation/depreciation
Futures contracts	$13,927,483	$—	$13,927,483
Swaps	(63,997,863)	—	(63,997,863)
Currency forward contracts	—	(49,312,111)	(49,312,111)

	$(50,070,380)	$(49,312,111)	$(99,382,491)

The following summarizes the range of volume in the Fund’s derivative instruments during the year ended December 31, 2019.

Derivative		% of Net Assets
Futures contracts	USD notional value	0-3%
Swaps - long	USD notional value	0-1%
Swaps - short	USD notional value	0-1%
Currency forward contracts	USD total value	8-10%

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.

The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2019.

Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged/ (Received)(a)	Net Amount(b)
Bank of America	$6,312,206	$—	$(6,312,206)	$—
Barclays	4,313,842	9,112,979	1,030,000	(3,769,137)
Citibank	11,731,207	5,484,337	(6,246,870)	—
Credit Suisse	2,707,987	—	(2,707,987)	—
Goldman Sachs	2,125,876	1,570,724	(555,152)	—
HSBC	7,715,101	4,015,544	(3,699,557)	—
JPMorgan	975,171	66,426,049	65,450,878	—
Morgan Stanley	—	4,465,881	4,130,000	(335,881)
State Street	15,896,272	—	(15,896,272)	—
UBS	321,112	11,985,827	9,780,000	(1,884,715)

Total	$52,098,774	$103,061,341	$44,972,834	$(5,989,733)

(a)

Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund’s Consolidated Statement of Assets and Liabilities.

(b)	Represents the net amount receivable (payable) from the counterparty in the event of a default.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes.

	Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary income	$1,925,172,133		$1,392,029,880
	($1.712 per share	)	($1.080 per share	)
Long-term capital gain	—		—

At December 31, 2019, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$11,545,613
Capital loss carryforward(a)	(1,617,098,751)

At December 31, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$46,728,840,113

Unrealized appreciation	9,546,419,704
Unrealized depreciation	(5,909,611,643)

Net unrealized appreciation	3,636,808,061

(a)	Represents accumulated short-term and long-term capital loss as of December 31, 2019, which may be carried forward to offset future capital gains.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2019, the Fund’s commitment fee amounted to

$299,117 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2019, purchases and sales of securities, other than short-term securities, aggregated $7,065,379,446 and $13,574,344,574, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2019. Further detail on these holdings and related transactions during the year appear below.

	Value at Beginning of Year	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Dividend Income(a)
COMMON STOCKS: 4.4%
COMMUNICATION SERVICES: 1.7%
Liberty Global PLC, Series A(b)	$400,199,754	$—	$(33,257,524)	$(24,048,322)	$49,250,638	$392,144,546		$—
Millicom International Cellular SA SDR	429,239,963	72,376,580	(18,396,473)	(7,477,309)	(87,153,248)	388,589,513		15,236,783
Television Broadcasts, Ltd.	75,136,916	—	—	—	(12,552,743)	62,584,173		5,081,098

						843,318,232

CONSUMER STAPLES: 0.6%
Magnit PJSC	325,342,817	—	(42,721,797)	(85,469,318)	117,360,195	314,511,897		13,783,847

ENERGY: 1.0%
Encana Corp.	—	483,394,711	(15,043,134)	3,949,374	36,496,611	508,797,562		2,650,494

INDUSTRIALS: 0.0%
Smiths Group PLC	371,995,712	—	(87,626,937)	(1,539,952)	95,433,070	—	(c)	10,783,745

INFORMATION TECHNOLOGY: 0.6%
Micro Focus International PLC	400,640,762	34,346,620	(46,498,398)	(19,759,785)	(90,716,068)	278,013,131		113,112,529

REAL ESTATE: 0.5%
Hang Lung Group, Ltd.	280,023,530	—	(9,519,605)	(9,323,200)	2,767,759	263,948,484		10,891,433

				$(143,668,512)	$110,886,214	$2,208,589,306		$171,539,929

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at year end

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)		Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$36.91	$46.32	$38.10	$36.48	$42.11
Income from investment operations:
Net investment income	1.25	1.01	0.70	0.82	0.79
Net realized and unrealized gain (loss)	7.15	(9.34)	8.41	2.19	(5.58)

Total from investment operations	8.40	(8.33)	9.11	3.01	(4.79)

Distributions to shareholders from:
Net investment income	(1.71)	(1.08)	(0.89)	(0.85)	(0.84)
Net realized gain	—	—	—	(0.54)	—

Total distributions	(1.71)	(1.08)	(0.89)	(1.39)	(0.84)

Net asset value, end of year	$43.60	$36.91	$46.32	$38.10	$36.48

Total return	22.78%	(17.98)%	23.94%	8.26%	(11.35)%
Ratios/supplemental data:
Net assets, end of year (millions)	$50,228	$48,108	$65,670	$54,187	$57,029
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.64%	0.64%
Ratio of net investment income to average net assets	2.85%	2.17%	1.57%	2.12%	1.86%
Portfolio turnover rate	15%	17%	17%	17%	18%

See accompanying Notes to Consolidated Financial Statements

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox International Stock Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

SPECIAL 2019 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2019, the Fund elected to pass through to shareholders foreign source income of $2,361,801,487 and foreign taxes paid of $176,257,610.

The Fund designates up to a maximum of $2,217,801,156 of its distributions paid to shareholders in 2019 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 0% of its ordinary dividends paid to shareholders in 2019 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s legal, compliance, treasury, operations, trading, and portfolio management departments, which is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Committee refreshed its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in February, 2019 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 12, 2019. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period (ii) the Fund’s investment strategy is appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2019, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2020 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 7, 2019 and again on December 12, 2019 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox regarding any material conflicts of interest between the Funds and Dodge & Cox or its other clients, and regarding how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $211 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group medians in net expense ratios. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not

PAGE 20 ▪ DODGE & COX INTERNATIONAL STOCK FUND

available to retail investors. The Board noted that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 21

as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX INTERNATIONAL STOCK FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years and Other Relevant Experience**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (61)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (58)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (60)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, and GFIIC; member of USEIC (until January 2020)	—
Roberta R.W. Kameda (59)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (62)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (45)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (53)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (70)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2015-2018); Partner of Arnold & Porter (until 2015); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (59)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013)
Robert B. Morris III (67)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (51)	Trustee (since 2020)	Managing Partner of Merlone Geier Partners (since 2018); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011).	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (68)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (68)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (73)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of January 15, 2020.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 23

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Annual Report

December 31, 2019

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/19 BF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 19.6% for the year ended December 31, 2019, compared to a return of 22.2% for the Combined Index (a 60/40 blend of stocks and fixed income securities).

MARKET COMMENTARY

The U.S. equity market’s performance in 2019 was exceptional: the S&P 500 registered a 31.5% return, its strongest annual return since 2013, and reached an all-time high. Every sector of the S&P 500 posted positive, double-digit returns. Information Technology surged 50% and was the best-performing sector, while Energy (up 12%) was the worst-performing sector.

In fixed income, the U.S. investment-grade fixed income market posted a robust 8.7%a return, fueled by the combination of falling U.S. Treasury yields and strong performance from the Corporate bond sector.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We did not make any meaningful changes to this allocation during 2019. At year end, the Fund’s 68.1% equity weighting (including 2.8% in preferred stocks) reflected our more positive outlook for total return potential from equities than from fixed income.

EQUITY STRATEGY

In the United States, the group of companies that benefits from low interest rates, as described below, is trading at an 80% premium to the group of companies that is harmed by low interest rates (or performs better in a rising interest rate environment). Historically, these two groups have traded in roughly the same valuation range. Post 2010, however, the valuations of these two groups diverged as investors sought “bond substitutes”—mainly in the Utilities, Real Estate, and Consumer Staples sectors—with higher dividend yields in a lower interest rate environment. The portfolio holds no utilities or real estate companies and has only one consumer staples holding (Molson Coors,b 0.8%c of the equity portfolio) because we believe many companies have inflated valuations in these sectors. Conversely, companies that benefit from rising interest rates—Financials, Energy, and some Industrials—are almost all categorized as value stocks, and they are now selling at extraordinary discounts relative to the market. As a value-oriented manager, the equity portfolio remains overweight Financials (29.0% of the equity portfolio versus 13.0% of the S&P 500) and Energy (9.6% of the equity portfolio versus 4.3%).

We continue to identify attractive investment opportunities and have leaned into challenged areas of the market, such as Energy and Industrials. At the same time, we also reevaluated the portfolio’s strong performers and significantly trimmed back several of those large positions, including Charter Communications, Comcast, JPMorgan Chase, and Microsoft. During 2019, we added more to Energy than any other sector and trimmed the most from Communication Services, particularly in the Media industry.

Energy

Energy companies have suffered from years of lower oil prices, which have reduced cash flows at many companies and made it more difficult to invest in new projects. There are also long-term concerns about oil and gas demand as the threat of climate change necessitates a transition to less carbon-intensive alternatives. However, energy companies currently trade at low multiples relative to their history and to the broader market. We believe the valuations of the equity portfolio’s energy holdings provide an attractive starting point and more than compensate for these risks.

During 2019, we increased the equity portfolio’s exposure to Occidental Petroleum, Concho Resources, Schlumberger, and Halliburton as valuations became more attractive. We also recently initiated a position in Hess, an independent oil and gas exploration and production company.

Hess: Hess is investing its strong cash flows from existing assets into a new project with significant production potential in Guyana. The company owns 30% of a partnership with Exxon Mobil in the Stabroek block in the country, and this oil discovery is already one of the largest in recent decades. Much of the Stabroek block remains unexplored and Hess has interests in additional blocks in Guyana and Suriname. Incremental discoveries on these blocks could provide additional upside. In addition, the Guyana resource has some of the lowest development costs outside of OPEC.d Higher incremental returns from this investment should result in attractive free cash flow growth over the next several years. Trading at nine times cash flow, Hess was a 0.7% position in the equity portfolio at year end.

Media & Entertainment

Within Communication Services, Media & Entertainment is another overweight position in the equity portfolio: 11.9% compared to 8.2% for the S&P 500. The majority of the portfolio’s exposure relates to cable and satellite companies (Comcast, Charter Communications, and DISH Network). Comcast and Charter have strong potential to continue generating positive free cash flow and sustaining growth in broadband and business services. In addition, DISH has various options for the unrealized value in its wireless spectrum holdings. The other holdings are content-related media companies (Alphabet/Google, Fox Corp., and News Corp.) that offer scarcity value of premium content and growth in digital distribution outlets, advertising, and international markets.

The competitive landscape is rapidly evolving, due to growth in video streaming services (e.g., Netflix, Amazon, Hulu), changes in consumer viewing and listening habits, shifting revenue streams, and industry consolidation. Longer term, uncertainty surrounding potential regulatory incursions (e.g., unbundling, forced wholesale access, price regulation on broadband) and 5G fixed wireless as an alternative to cable broadband also pose risks. However, we believe the portfolio’s media and entertainment holdings are trading at reasonable valuations in comparison to their growth prospects.

PAGE 2 ▪ DODGE & COX BALANCED FUND

In 2019, the portfolio’s media holdings outperformed significantly with Charter Communications and Comcast up 70% and 34%, respectively. Based on their solid performance and higher valuations, we trimmed both Comcast and Charter. Nevertheless, they remain in the top-ten holdings of the equity portfolio. In addition, Walt Disney acquired the majority of Twenty-First Century Fox’s assets and the Fund (a large shareholder) primarily received cash as a result of this transaction.

FIXED INCOME STRATEGY

Over the year, we made a number of adjustments to the fixed income portfolio’s positioning in light of higher credit market valuations and slightly less constructive economic fundamentals. Most notably, we trimmed multiple credite issuers and invested the proceeds in U.S. Treasuries.

The Credit Sector: Reduced Overall Exposure, but Still Finding Select Opportunities

The most meaningful change to positioning throughout 2019 was an eight percentage point reduction in the portfolio’s credit weighting. Reductions were achieved through a combination of maturities, relative value-driven trims, and participation in tenders related to corporate liability management exercises. For example, we trimmed Verizon and sold Anheuser-Busch InBev. It is important to note that 2019 trims were, by and large, driven by a less attractive risk-reward tradeoff following strong performance and subsequently higher valuations, rather than a deteriorating view of the issuers’ creditworthiness. Despite reducing the portfolio’s credit exposure generally, we remain on the lookout for individual opportunities in credit, highlighted by the additions of AbbVie, Occidental Petroleum, UniCredit, and Vodafone Group over the course of the year. AbbVie, a biopharmaceutical company that issued debt in November to help fund its acquisition of Allergan, merits highlighting. In the coming years, we expect the company to generate tens of billions of dollars of free cash flow, which should enable it to pay down debt and improve its credit profile.

The Securitized Sector: Adding Liquidity and Incremental Yield at a Compelling Valuation

The fixed income portfolio’s holdings in the Securitized sector consist predominantly of Agencyf mortgage-backed securities (MBS). As a group, these securities can provide attractive total-return potential in the front to intermediate part of the yield curve, and they continue to play an important role in the overall portfolio because of their generally substantial liquidity and high credit quality.

Within MBS, the portfolio features a large position in 30-year 4.5% coupon securities. This segment underperformed in 2019 as borrowers faced greater refinancing incentives because of the decline in interest rates. Through our bottom-up, fundamental research we attempt to measure—and assess whether investors are being appropriately compensated for—prepayment risk. Given our analysis, we believe this risk going forward is manageable for these securities, and their favorable starting valuations make them attractive, especially relative to credit alternatives. Overall, we feel the risk-reward equation in Agency MBS continues to look compelling given modest dollar prices and relatively wide spreads.

Defensive Duration: Mitigating the Risk of Rising Rates over Time

We continue to maintain the portfolio’s overall defensive durationg position with respect to interest rate risk, reflecting our longer-term view that interest rates are still likely to exceed current market expectations.

The portfolio’s relative interest rate positioning is underpinned by two key factors. First, we believe recession risk is low and the U.S. economy is on solid footing. While we expect the economy to slow toward trend growth (2% real GDP) as the fiscal stimulus fades, the strengths of the consumer sector and the labor market should help it avoid a recession. In our view, U.S. Treasury valuations have swung too far in attempting to price in a period of low or negative growth. Second, the significant reduction in unemployment and the ensuing labor market tightening have raised the prospect of more rapid wage growth and somewhat higher inflation than what many indicators are forecasting. While we expect the Fed to keep short term rates steady, we believe the long end of the curve will move higher over time. Given these factors and low starting yields, we believe it is important to remain defensive in order to mitigate the negative effect of any bond market price declines that could stem from potential increases in interest rates over time.

Inflation Expectations: An Additional Valuation-Driven Opportunity

In developing our economic forecasts, our team of analysts and traders is constantly on the lookout for segments of the market that appear undervalued. One example is Treasury Inflation Protected Securities (TIPS), where we recently established a small position in three-year securities. These securities look attractive relative to other investment opportunities due to the low level of inflation required to generate a competitive total return.

IN CLOSING

U.S. equity and fixed income returns in 2019 were very strong and certainly not the norm. As a result of high starting equity and credit market valuations, we caution investors to temper expectations around future performance. Furthermore, the low level of interest rates increases the risk of quite modest (or even negative) returns for fixed income if yields rise substantially from current levels.

That said, we remain optimistic about the long-term outlook for the Fund. The equity portfolio trades at a meaningful discount to the overall market: 13.5 times forward earningsh compared to 18.9 times for the S&P 500. We have positioned the fixed income portfolio defensively from a duration standpoint, and we will continue to seek opportunities to build portfolio yield through our bottom-up, research-driven investment approach. In addition, the Fund is well diversified and features a variety of investment themes.

As a value-oriented manager, patience and persistence are also essential to long-term investment success. We encourage our

DODGE & COX BALANCED FUND ▪ PAGE 3

shareholders to take a similar view. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2020

[a]	Sector returns as calculated and reported by Bloomberg.
[b]	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
[c]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2019.
[d]	The Organization of the Petroleum Exporting Countries (OPEC) is an intergovernmental organization of 13 nations.
[e]	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
[f]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[g]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[h]	Excludes the Fund’s preferred stock positions.

PAGE 4 ▪ DODGE & COX BALANCED FUND

2019 PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 2.6 percentage points in 2019. The positive relative impact of the Fund’s lower allocation to fixed income was more than offset by the equity portfolio’s underperformance.

Equity Portfolio*

▪

The return for the S&P 500 was led by Information Technology, which rose 50% in 2019. The Fund’s holdings, though up 27%, trailed significantly. The main driver was not owning a few of the large, exceptional performers that boosted the S&P 500 sector, especially Apple. Weak performance from holdings, including HP Inc. and Juniper Networks, was also a factor.

▪

The portfolio was overweight (average 10% versus 5%) and underperformed in the Energy sector (up 10% compared to up 12% for the S&P 500 sector), which was the weakest area of the Index by a considerable margin. Occidental Petroleum and Apache were the main detractors.

▪

In the Media industry, the portfolio was overweight (average 9% versus 1%) and outperformed (holdings up 45% compared to up 36% for the S&P 500 industry). Charter Communications and Comcast were key positives.

Fixed Income Portfolio

▪	Security selection within credit was positive as several issuers performed well, including Citigroup capital securities, Enel, Pemex, Petrobras, Rio Oil Finance Trust, TC Energy, and Telecom Italia.
▪	The portfolio’s overweight to corporate bonds and underweight to U.S. Treasuries added to relative returns given the outperformance of credit.
▪	The portfolio’s below-benchmark duration position (72%** of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields declined.

*	Excludes the Fund’s preferred stock positions.
**	Denotes Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

90 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is a ten-member committee with an average tenure at Dodge & Cox of 24 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is a nine-member committee with an average tenure of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX BALANCED FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2019

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	19.62%	7.78%	10.25%	8.21%
S&P 500 Index	31.49	11.70	13.56	6.06
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	8.72	3.05	3.75	5.03
Combined Index(a)	22.18	8.39	9.78	5.95

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2019	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,080.50	$2.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.57	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX BALANCED FUND

PORTFOLIO INFORMATION	December 31, 2019

ASSET ALLOCATION

FIVE LARGEST EQUITY SECTORS (%)	Common	Preferred	% of Net Assets
Financials	17.3	2.5	19.8
Health Care	14.8	—	14.8
Information Technology	10.2	—	10.2
Communication Services	8.0	0.3	8.4
Energy	6.5	—	6.5

FIXED INCOME SECTOR DIVERSIFICATION (%)	% of Net Assets
U.S. Treasury	6.6
Government-Related	1.3
Securitized	12.2
Corporate	10.3

(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2019

COMMON STOCKS: 65.2%

	SHARES	VALUE
COMMUNICATION SERVICES: 8.0%
MEDIA & ENTERTAINMENT: 7.8%
Alphabet, Inc., Class A(a)	11,700	$15,670,863
Alphabet, Inc., Class C(a)	250,695	335,184,229
Charter Communications, Inc., Class A(a)	677,107	328,451,063
Comcast Corp., Class A	6,918,048	311,104,619
DISH Network Corp., Class A(a)	2,634,334	93,439,827
Fox Corp., Class A	2,676,133	99,204,250
Fox Corp., Class B	638,780	23,251,592
News Corp., Class A	1,227,504	17,356,907

		1,223,663,350
TELECOMMUNICATION SERVICES: 0.2%
Sprint Corp.(a)	8,107,071	42,237,840

		1,265,901,190
CONSUMER DISCRETIONARY: 2.3%
AUTOMOBILES & COMPONENTS: 0.2%
Harley-Davidson, Inc.	981,400	36,498,266

CONSUMER DURABLES & APPAREL: 0.3%
Mattel, Inc.(a)	3,453,723	46,797,947

RETAILING: 1.8%
Booking Holdings, Inc.(a)	94,000	193,050,620
Qurate Retail, Inc., Series A(a)	4,835,850	40,766,215
The Gap, Inc.	2,720,678	48,101,587

		281,918,422

		365,214,635
CONSUMER STAPLES: 0.6%
FOOD, BEVERAGE & TOBACCO: 0.6%
Molson Coors Brewing Company, Class B	1,680,452	90,576,363

ENERGY: 6.5%
Apache Corp.	4,517,939	115,614,059
Baker Hughes Co., Class A	6,475,200	165,959,376
Concho Resources, Inc.	967,400	84,715,218
Halliburton Co.	4,219,413	103,249,036
Hess Corp.	1,166,925	77,962,259
National Oilwell Varco, Inc.	2,060,241	51,609,037
Occidental Petroleum Corp.	7,271,814	299,671,455
Schlumberger, Ltd. (Curacao/United States)	3,269,921	131,450,824

		1,030,231,264
FINANCIALS: 17.3%
BANKS: 6.6%
Bank of America Corp.	9,545,300	336,185,466
JPMorgan Chase & Co.	1,170,200	163,125,880
Truist Financial Corp.	2,461,284	138,619,515
Wells Fargo & Co.	7,560,106	406,733,703

		1,044,664,564
DIVERSIFIED FINANCIALS: 8.6%
American Express Co.	1,176,500	146,462,485
Bank of New York Mellon Corp.	4,104,800	206,594,584
Capital One Financial Corp.	3,391,048	348,972,749
Charles Schwab Corp.	8,796,800	418,375,808
Goldman Sachs Group, Inc.	961,000	220,962,730
State Street Corp.	150,719	11,921,873

		1,353,290,229
INSURANCE: 2.1%
AEGON NV (Netherlands)	13,174,348	59,679,797
Brighthouse Financial, Inc.(a)	1,060,818	41,615,890
MetLife, Inc.	4,316,300	220,001,811

		321,297,498

		2,719,252,291
HEALTH CARE: 14.7%
HEALTH CARE EQUIPMENT & SERVICES: 4.2%
Cigna Corp.	1,482,238	303,102,849
CVS Health Corp.	1,703,000	126,515,870

	SHARES	VALUE
Medtronic PLC (Ireland/United States)	364,200	$41,318,490
UnitedHealth Group, Inc.	682,672	200,691,914

		671,629,123
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.5%
Alnylam Pharmaceuticals, Inc.(a)	401,000	46,183,170
AstraZeneca PLC ADR (United Kingdom)	3,411,699	170,107,312
BioMarin Pharmaceutical, Inc.(a)	489,400	41,378,770
Bristol-Myers Squibb Co.	4,424,800	284,027,912
Eli Lilly and Co.	645,049	84,778,790
Gilead Sciences, Inc.	1,578,680	102,582,627
GlaxoSmithKline PLC ADR (United Kingdom)	4,251,000	199,754,490
Incyte Corp.(a)	302,800	26,440,496
Novartis AG ADR (Switzerland)	2,287,800	216,631,782
Roche Holding AG ADR (Switzerland)	5,161,900	209,882,854
Sanofi ADR (France)	5,370,265	269,587,303

		1,651,355,506

		2,322,984,629
INDUSTRIALS: 5.0%
CAPITAL GOODS: 2.9%
Johnson Controls International PLC (Ireland/United States)	5,786,914	235,585,269
United Technologies Corp.	1,463,000	219,098,880

		454,684,149
TRANSPORTATION: 2.1%
FedEx Corp.	2,206,954	333,713,514

		788,397,663
INFORMATION TECHNOLOGY: 10.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.7%
Maxim Integrated Products, Inc.	750,191	46,144,249
Microchip Technology, Inc.	2,102,900	220,215,688

		266,359,937
SOFTWARE & SERVICES: 3.0%
Cognizant Technology Solutions Corp., Class A	1,533,900	95,132,478
Micro Focus International PLC ADR (United Kingdom)	3,451,871	48,429,750
Microsoft Corp.	2,112,400	333,125,480

		476,687,708
TECHNOLOGY, HARDWARE & EQUIPMENT: 5.5%
Cisco Systems, Inc.	1,625,500	77,958,980
Dell Technologies, Inc., Class C(a)	2,026,468	104,140,191
Hewlett Packard Enterprise Co.	11,544,520	183,096,087
HP Inc.	10,681,573	219,506,325
Juniper Networks, Inc.	4,295,329	105,793,953
TE Connectivity, Ltd. (Switzerland)	1,743,036	167,052,570

		857,548,106

		1,600,595,751
MATERIALS: 0.6%
Celanese Corp.	723,532	89,081,260

TOTAL COMMON STOCKS (Cost $6,797,202,665)		$10,272,235,046

PREFERRED STOCKS: 2.9%

	PAR VALUE	VALUE
COMMUNICATION SERVICES: 0.4%
MEDIA & ENTERTAINMENT: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(c)	$53,210,000	$54,939,325

FINANCIALS: 2.5%
BANKS: 2.5%
Bank of America Corp. 6.10%(g)	16,008,000	17,829,710
Bank of America Corp. 6.25%(g)	45,470,000	50,528,538

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2019

PREFERRED STOCKS (continued)

	PAR VALUE	VALUE
Citigroup, Inc. 5.95%(g)	$5,175,000	$5,479,290
Citigroup, Inc. 5.95%(g)	65,327,000	71,288,089
Citigroup, Inc. 6.25%(g)	45,886,000	52,140,262
JPMorgan Chase & Co. 6.10%(g)	128,285,000	139,997,420
Wells Fargo & Co. 5.875%(g)	49,987,000	55,610,538

		392,873,847

TOTAL PREFERRED STOCKS (Cost $410,816,623)		$447,813,172

DEBT SECURITIES: 30.4%
U.S. TREASURY: 6.6%
U.S. Treasury Inflation Indexed
0.125%, 1/15/22(h)	9,579,772	9,574,369
0.125%, 4/15/22(h)	53,847,218	53,765,990
0.625%, 4/15/23(h)	9,556,823	9,704,290
U.S. Treasury Note/Bond
1.75%, 11/15/20	10,570,000	10,578,469
1.75%, 7/31/21	39,675,000	39,763,032
1.50%, 8/31/21	61,695,000	61,584,428
1.50%, 11/30/21	119,940,000	119,745,047
1.625%, 12/15/22	46,550,000	46,568,467
2.50%, 1/31/24	39,450,000	40,715,679
2.375%, 2/29/24	38,065,000	39,117,680
2.25%, 4/30/24	28,050,000	28,700,012
1.50%, 9/30/24	26,350,000	26,105,565
1.50%, 10/31/24	169,190,000	167,618,414
1.50%, 11/30/24	208,730,000	206,837,481
1.625%, 10/31/26	28,000,000	27,617,667
2.375%, 5/15/29	21,400,000	22,225,519
1.625%, 8/15/29	64,590,000	62,873,274
1.75%, 11/15/29	20,465,000	20,140,038
2.875%, 5/15/49	40,500,000	44,589,919

		1,037,825,340
GOVERNMENT-RELATED: 1.3%
FOREIGN AGENCY: 0.6%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30(c)	7,927,000	8,493,860
7.25%, 3/17/44	4,300,000	5,215,900
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	13,775,000	15,125,639
6.50%, 3/13/27	18,400,000	19,535,648
6.625%, 6/15/35	9,425,000	9,655,913
6.375%, 1/23/45	20,125,000	19,358,237
6.75%, 9/21/47	11,625,000	11,646,855
6.35%, 2/12/48	15,466,000	14,924,690

		103,956,742
LOCAL AUTHORITY: 0.7%
New Jersey Turnpike Authority RB
7.102%, 1/1/41	12,436,000	18,965,397
State of California GO
7.50%, 4/1/34	13,470,000	20,283,665
7.55%, 4/1/39	4,475,000	7,177,989
7.30%, 10/1/39	18,730,000	28,601,085
7.625%, 3/1/40	4,590,000	7,349,646
State of Illinois GO
5.10%, 6/1/33	22,615,000	24,379,648

		106,757,430

		210,714,172
SECURITIZED: 12.2%
ASSET-BACKED: 2.1%
Federal Agency: 0.0% (i)
Small Business Admin. - 504 Program
Series 2000-20D 1, 7.47%, 4/1/20	81,816	82,049
Series 2000-20E 1, 8.03%, 5/1/20	13,072	13,161

	PAR VALUE	VALUE
Series 2000-20G 1, 7.39%, 7/1/20	$48,821	$49,004
Series 2000-20I 1, 7.21%, 9/1/20	14,879	14,951
Series 2001-20E 1, 6.34%, 5/1/21	150,804	153,396
Series 2001-20G 1, 6.625%, 7/1/21	167,037	169,350
Series 2003-20J 1, 4.92%, 10/1/23	736,298	763,782
Series 2007-20F 1, 5.71%, 6/1/27	1,030,483	1,100,830

		2,346,523
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	20,130,114	22,545,929
9.75%, 1/6/27(c)	29,702,525	35,049,276
8.20%, 4/6/28(c)	4,775,000	5,515,173

		63,110,378
Student Loan: 1.7%
Navient Student Loan Trust
USD LIBOR 1-Month +1.30%, 3.092%, 3/25/66(c)	24,832,000	25,010,515
+0.80%, 2.592%, 7/26/66(c)	7,727,787	7,594,810
+1.15%, 2.942%, 7/26/66(c)	6,902,000	6,906,712
+1.05%, 2.842%, 12/27/66(c)	6,095,777	6,058,861
+0.75%, 2.542%, 3/25/67(c)	86,422,000	85,082,061
+1.00%, 2.792%, 2/27/68(c)	4,337,000	4,325,730
+0.70%, 2.505%, 2/25/70(c)	10,770,393	10,608,461
SLM Student Loan Trust
USD LIBOR 1-Month +0.75%, 2.542%, 1/25/45(c)	39,138,138	38,401,613
USD LIBOR 3-Month +0.17%, 2.11%, 1/25/41	13,771,183	13,127,507
+0.55%, 2.49%, 10/25/64(c)	49,262,000	48,399,102
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(c)	19,845,000	20,384,572

		265,899,944

		331,356,845
CMBS: 0.2%
Agency CMBS: 0.2%
Fannie Mae Multifamily DUS
Pool AL8144, 2.406%, 10/1/22	6,824,659	6,922,131
Pool AL9086, 2.284%, 7/1/23	383,575	383,720
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.365%, 3/25/26(f)	10,485,154	751,964
Series K056 X1, 1.264%, 5/25/26(f)	4,590,394	309,504
Series K057 X1, 1.191%, 7/25/26(f)	3,773,816	240,141
Series K064 X1, 0.607%, 3/25/27(f)	9,492,931	363,911
Series K065 X1, 0.673%, 4/25/27(f)	44,099,546	1,905,554
Series K066 X1, 0.752%, 6/25/27(f)	37,696,796	1,823,790
Series K069 X1, 0.365%, 9/25/27(f)	234,166,962	6,071,692
Series K090 X1, 0.705%, 2/25/29(f)	180,720,530	10,413,153

		29,185,560
MORTGAGE-RELATED: 9.9%
Federal Agency CMO & REMIC: 2.0%
Dept. of Veterans Affairs
Series 1995-1 1, 6.359%, 2/15/25(f)	168,723	183,790
Series 1995-2C 3A, 8.793%, 6/15/25	65,744	74,097
Series 2002-1 2J, 6.50%, 8/15/31	5,249,890	6,059,552
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,241,980	1,441,027
Trust 2009-66 ET, 6.00%, 5/25/39	658,502	688,591
Trust 2009-30 AG, 6.50%, 5/25/39	1,297,730	1,436,973
Trust 2001-T7 A1, 7.50%, 2/25/41	922,289	1,069,397
Trust 2001-T5 A3, 7.50%, 6/19/41(f)	435,793	505,232
Trust 2001-T4 A1, 7.50%, 7/25/41	974,059	1,136,169
Trust 2001-T8 A1, 7.50%, 7/25/41	943,156	1,093,178
Trust 2001-W3 A, 7.00%, 9/25/41(f)	612,469	664,967

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2001-T10 A2, 7.50%, 12/25/41	$615,480	$686,188
Trust 2013-106 MA, 4.00%, 2/25/42	6,548,401	6,937,388
Trust 2002-W6 2A1, 7.00%, 6/25/42(f)	984,516	1,090,052
Trust 2002-W8 A2, 7.00%, 6/25/42	1,285,120	1,500,452
Trust 2003-W2 1A1, 6.50%, 7/25/42	2,126,033	2,415,944
Trust 2003-W2 1A2, 7.00%, 7/25/42	826,539	962,616
Trust 2003-W4 4A, 6.274%, 10/25/42(f)	1,062,570	1,207,131
Trust 2012-121 NB, 7.00%, 11/25/42	1,395,635	1,636,046
Trust 2004-T1 1A2, 6.50%, 1/25/44	962,084	1,097,026
Trust 2004-W2 5A, 7.50%, 3/25/44	1,744,178	1,982,639
Trust 2004-W8 3A, 7.50%, 6/25/44	303,989	353,560
Trust 2005-W4 1A2, 6.50%, 8/25/45	3,108,400	3,542,913
Trust 2009-11 MP, 7.00%, 3/25/49	2,714,498	3,175,249
USD LIBOR 1-Month +0.55%, 2.342%, 9/25/43	5,784,691	5,825,182
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	687,476	725,881
Series T-48 1A4, 5.538%, 7/25/33	20,097,607	22,108,906
Series T-51 1A, 6.50%, 9/25/43(f)	139,081	163,526
Series T-59 1A1, 6.50%, 10/25/43	7,177,870	8,523,645
Series 4281 BC, 4.50%, 12/15/43(f)	36,335,635	38,960,318
USD LIBOR 1-Month +0.61%, 2.35%, 9/15/43	13,142,385	13,171,318
Ginnie Mae
USD LIBOR 1-Month +0.62%, 2.394%, 9/20/64	3,446,533	3,443,779
USD LIBOR 12-Month +0.30%, 3.42%, 1/20/67	23,579,472	23,415,667
+0.23%, 2.204%, 10/20/67	21,784,875	21,496,217
+0.23%, 2.204%, 10/20/67	13,018,677	12,853,017
+0.06%, 3.062%, 12/20/67	33,693,641	33,030,429
+0.08%, 2.817%, 5/20/68	9,378,947	9,172,817
+0.25%, 2.453%, 6/20/68	28,931,058	28,512,275
+0.28%, 3.159%, 11/20/68	42,233,964	41,724,428
+0.25%, 3.25%, 12/20/68	4,422,407	4,353,904

		308,421,486
Federal Agency Mortgage Pass-Through: 7.9%
Fannie Mae, 15 Year
6.00%, 3/1/22	61,236	62,369
4.50%, 1/1/25-1/1/27	5,515,818	5,791,948
3.50%, 11/1/25-12/1/29	16,723,846	17,344,539
Fannie Mae, 20 Year
4.00%, 11/1/30-2/1/37	33,735,354	35,893,638
4.50%, 1/1/31-12/1/34	50,857,707	54,514,202
3.50%, 6/1/35-4/1/37	63,314,243	65,882,495
Fannie Mae, 30 Year
6.50%, 12/1/28-8/1/39	12,054,938	13,730,246
5.50%, 7/1/33-8/1/37	7,836,298	8,809,133
6.00%, 9/1/36-8/1/37	10,914,238	12,516,431
7.00%, 8/1/37	299,601	342,324
4.50%, 1/1/39-3/1/49	382,635,325	406,709,820
5.00%, 12/1/48-3/1/49	18,412,330	19,686,200
Fannie Mae, 40 Year
4.50%, 6/1/56	32,746,026	35,511,608
Fannie Mae, Hybrid ARM(f) 1-Year U.S. Treasury CMT
+2.05%, 4.163%, 9/1/34	675,357	708,510
USD LIBOR 12-Month +1.32%, 3.402%, 12/1/34	838,054	864,182
+1.58%, 4.283%, 1/1/35	737,068	768,509
+1.54%, 3.86%, 8/1/35	516,607	540,072
+1.64%, 4.684%, 5/1/37	619,879	641,946
+1.80%, 4.545%, 7/1/39	357,109	368,275
+1.78%, 3.779%, 11/1/40	1,123,287	1,174,465
+1.78%, 3.723%, 12/1/40	2,548,581	2,659,444

	PAR VALUE	VALUE
+1.58%, 3.663%, 11/1/43	$1,915,577	$1,975,842
+1.55%, 4.59%, 4/1/44	4,849,680	5,001,072
+1.60%, 2.802%, 11/1/44	11,290,002	11,478,321
+1.60%, 2.783%, 12/1/44	9,289,326	9,475,426
+1.59%, 2.916%, 9/1/45	2,278,140	2,321,208
+1.59%, 2.846%, 12/1/45	12,310,796	12,543,275
+1.59%, 2.661%, 1/1/46	11,203,963	11,396,236
+1.61%, 2.961%, 4/1/46	6,775,109	6,882,502
+1.61%, 2.521%, 12/1/46	10,726,748	10,770,619
+1.61%, 3.157%, 6/1/47	9,161,023	9,333,255
+1.61%, 3.128%, 7/1/47	12,717,123	12,958,240
+1.60%, 2.707%, 8/1/47	16,870,326	17,174,160
+1.61%, 3.335%, 1/1/49	10,469,234	10,698,979
USD LIBOR 6-Month +1.53%, 3.61%, 1/1/35	801,735	827,866
Freddie Mac, Hybrid ARM(f) 1-Year U.S. Treasury CMT
+2.25%, 4.118%, 10/1/35	1,592,219	1,685,463
USD LIBOR 12-Month +1.96%, 4.836%, 5/1/34	1,137,352	1,201,146
+1.55%, 4.442%, 4/1/37	1,292,542	1,350,624
+1.80%, 4.045%, 9/1/37	922,443	970,934
+1.87%, 4.089%, 1/1/38	161,972	165,543
+2.07%, 5.193%, 2/1/38	1,237,356	1,300,593
+1.92%, 4.446%, 7/1/38	113,322	117,764
+1.73%, 4.294%, 10/1/38	474,800	493,389
+1.79%, 3.596%, 10/1/41	698,334	723,045
+1.79%, 4.545%, 8/1/42	2,012,365	2,078,765
+1.62%, 2.962%, 5/1/44	8,101,351	8,270,751
+1.61%, 3.029%, 5/1/44	1,153,003	1,176,432
+1.62%, 2.949%, 6/1/44	2,578,773	2,630,189
+1.62%, 3.156%, 6/1/44	2,066,815	2,111,710
+1.63%, 3.071%, 1/1/45	12,290,211	12,542,358
+1.62%, 2.722%, 10/1/45	6,899,727	7,010,644
+1.62%, 2.834%, 10/1/45	6,244,966	6,353,501
+1.63%, 3.233%, 7/1/47	8,083,316	8,242,864
Freddie Mac Gold, 15 Year
4.50%, 9/1/24-9/1/26	3,746,216	3,908,033
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	2,059,351	2,287,376
4.50%, 4/1/31-6/1/31	6,691,696	7,194,181
Freddie Mac Gold, 30 Year
7.75%, 7/25/21	26,304	26,286
7.47%, 3/17/23	37,077	37,525
6.50%, 12/1/32-4/1/33	3,623,585	4,070,094
7.00%, 11/1/37-9/1/38	2,994,022	3,465,138
5.50%, 12/1/37	417,227	468,238
6.00%, 2/1/39	1,044,042	1,197,633
4.50%, 9/1/41-10/1/48	299,190,526	318,485,206
Freddie Mac Pool, 15 Year
3.50%, 6/1/34	43,813,717	45,415,879
Ginnie Mae, 30 Year
7.97%, 4/15/20-1/15/21	5,168	5,183
7.50%, 11/15/24-10/15/25	318,835	342,909

		1,252,686,753

		1,561,108,239

		1,921,650,644
CORPORATE: 10.3%
FINANCIALS: 3.5%
Bank of America Corp.
3.004%, 12/20/23(g)	44,918,000	46,000,461
4.20%, 8/26/24	5,825,000	6,252,468
4.45%, 3/3/26	3,970,000	4,356,758
4.25%, 10/22/26	2,970,000	3,236,592
4.183%, 11/25/27	7,925,000	8,584,069

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Barclays PLC (United Kingdom)
4.375%, 9/11/24	$18,275,000	$19,183,734
4.836%, 5/9/28	9,525,000	10,260,469
BNP Paribas SA (France)
4.25%, 10/15/24	36,700,000	39,341,001
4.375%, 9/28/25(c)	8,223,000	8,850,117
4.625%, 3/13/27(c)	9,775,000	10,680,881
Boston Properties, Inc.
3.125%, 9/1/23	17,550,000	18,100,540
3.80%, 2/1/24	5,000,000	5,285,351
3.65%, 2/1/26	4,450,000	4,711,036
Capital One Financial Corp.
3.50%, 6/15/23	10,581,000	10,989,061
4.20%, 10/29/25	10,175,000	10,972,494
Citigroup, Inc. USD LIBOR 3-Month +6.37%, 8.306%, 10/30/40(b)	37,080,925	41,159,827
Equity Residential 3.00%, 4/15/23	14,775,000	15,207,797
2.85%, 11/1/26	6,000,000	6,151,649
HSBC Holdings PLC (United Kingdom) 3.95%, 5/18/24(g)	14,500,000	15,246,896
4.30%, 3/8/26	11,462,000	12,470,648
6.50%, 5/2/36	23,805,000	32,472,419
6.50%, 9/15/37	8,265,000	11,366,714
JPMorgan Chase & Co. 8.75%, 9/1/30(b)	25,692,000	37,428,213
Lloyds Banking Group PLC (United Kingdom) 4.50%, 11/4/24	19,575,000	20,917,446
4.65%, 3/24/26	10,875,000	11,816,332
Royal Bank of Scotland Group PLC (United Kingdom) 6.125%, 12/15/22	43,156,000	47,212,439
6.00%, 12/19/23	16,825,000	18,699,330
UniCredit SPA (Italy) 7.296%, 4/2/34(c)(g)	23,425,000	26,916,076
Unum Group 7.25%, 3/15/28	1,526,000	1,885,520
6.75%, 12/15/28	11,368,000	14,113,620
Wells Fargo & Co. 4.10%, 6/3/26	3,376,000	3,637,632
4.30%, 7/22/27	16,645,000	18,222,007

		541,729,597
INDUSTRIALS: 6.3%
AbbVie, Inc. 3.20%, 11/21/29(c)	17,575,000	17,868,053
4.05%, 11/21/39(c)	10,550,000	11,149,337
4.25%, 11/21/49(c)	5,250,000	5,525,327
AT&T, Inc. 5.35%, 9/1/40	27,575,000	33,199,286
4.75%, 5/15/46	3,500,000	3,949,553
5.65%, 2/15/47	5,175,000	6,583,249
Bayer AG (Germany) 3.875%, 12/15/23(c)	7,775,000	8,155,953
4.25%, 12/15/25(c)	6,600,000	7,115,438
4.375%, 12/15/28(c)	26,300,000	28,671,514
Burlington Northern Santa Fe LLC(e) 5.72%, 1/15/24	2,614,083	2,785,733
5.342%, 4/1/24	4,955,995	5,200,674
5.629%, 4/1/24	8,040,615	8,508,898
Cemex SAB de CV (Mexico) 6.00%, 4/1/24(c)	6,877,000	7,069,625
5.70%, 1/11/25(c)	22,475,000	23,093,287
6.125%, 5/5/25(c)	12,870,000	13,352,754

	PAR VALUE	VALUE
Charter Communications, Inc. 4.125%, 2/15/21	$5,547,000	$5,635,770
6.55%, 5/1/37	11,000,000	13,466,182
6.75%, 6/15/39	6,160,000	7,805,688
6.484%, 10/23/45	38,477,000	47,983,909
5.375%, 5/1/47	4,100,000	4,586,987
5.75%, 4/1/48	12,300,000	14,325,467
Cigna Corp. 3.75%, 7/15/23	16,900,000	17,712,483
4.125%, 11/15/25	4,100,000	4,444,783
7.875%, 5/15/27(c)	17,587,000	22,798,656
4.375%, 10/15/28	2,692,000	2,978,617
Cox Enterprises, Inc. 3.25%, 12/15/22(c)	6,240,000	6,415,517
2.95%, 6/30/23(c)	24,666,000	25,115,913
3.85%, 2/1/25(c)	18,776,000	19,884,232
3.35%, 9/15/26(c)	3,400,000	3,508,872
CRH PLC (Ireland) 3.875%, 5/18/25(c)	10,250,000	10,942,198
CVS Health Corp. 4.30%, 3/25/28	12,985,000	14,169,691
4.78%, 3/25/38	8,125,000	9,209,340
Dillard’s, Inc. 7.875%, 1/1/23	8,660,000	9,354,805
7.75%, 7/15/26	50,000	56,419
7.75%, 5/15/27	540,000	617,184
7.00%, 12/1/28	15,135,000	16,804,562
Dow, Inc. 7.375%, 11/1/29	17,000,000	22,519,728
9.40%, 5/15/39	5,677,000	9,297,925
Elanco Animal Health, Inc. 3.912%, 8/27/21	2,500,000	2,564,171
4.272%, 8/28/23	2,500,000	2,639,165
4.90%, 8/28/28	3,500,000	3,804,078
Ford Motor Credit Co. LLC(e) 5.75%, 2/1/21	12,700,000	13,107,812
5.875%, 8/2/21	12,945,000	13,549,113
3.813%, 10/12/21	14,270,000	14,530,466
5.596%, 1/7/22	9,425,000	9,929,031
4.25%, 9/20/22	4,243,000	4,387,086
4.14%, 2/15/23	5,166,000	5,311,995
4.375%, 8/6/23	11,405,000	11,851,909
HCA Healthcare, Inc. 4.125%, 6/15/29	6,725,000	7,126,010
5.25%, 6/15/49	10,255,000	11,430,832
Imperial Brands PLC (United Kingdom) 4.25%, 7/21/25(c)	37,725,000	39,775,362
3.875%, 7/26/29(c)	15,000,000	15,110,774
Kinder Morgan, Inc. 5.50%, 3/1/44	20,643,000	24,101,853
5.40%, 9/1/44	20,119,000	23,239,190
Macy’s, Inc. 6.70%, 7/15/34	5,890,000	6,627,464
Occidental Petroleum Corp. 2.90%, 8/15/24	7,900,000	8,022,024
3.20%, 8/15/26	15,450,000	15,632,322
Prosus NV (Netherlands) 6.00%, 7/18/20(c)	8,400,000	8,535,173
5.50%, 7/21/25(c)	25,825,000	28,668,229
4.85%, 7/6/27(c)	14,200,000	15,469,452
RELX PLC (United Kingdom) 3.125%, 10/15/22	17,458,000	17,981,266
4.00%, 3/18/29	5,400,000	5,857,415
TC Energy Corp. (Canada) 5.625%, 5/20/75(b)(g)	20,570,000	21,444,225
5.30%, 3/15/77(b)(g)	28,160,000	28,919,194
5.50%, 9/15/79(b)(g)	6,850,000	7,189,075

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Telecom Italia SPA (Italy) 5.303%, 5/30/24(c)	$18,183,000	$19,546,725
7.20%, 7/18/36	11,596,000	13,738,941
7.721%, 6/4/38	8,212,000	10,100,760
The Walt Disney Co. 6.65%, 11/15/37	4,638,000	6,875,429
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(c)	12,050,000	12,938,808
5.25%, 6/6/29(c)	11,350,000	11,968,575
Union Pacific Corp. 6.176%, 1/2/31	5,932,915	6,820,262
Verizon Communications, Inc. 4.272%, 1/15/36	11,847,000	13,376,581
Vodafone Group PLC (United Kingdom) USSW5+4.87%, 7.00%, 4/4/79(b)(g)	16,900,000	19,829,560
Xerox Holdings Corp. 4.50%, 5/15/21	21,561,000	22,142,716
Zoetis, Inc. 3.25%, 2/1/23	2,150,000	2,212,193
4.50%, 11/13/25	17,545,000	19,414,050

		997,632,895
UTILITIES: 0.5%
Dominion Energy, Inc. 2.579%, 7/1/20	4,600,000	4,609,496
4.104%, 4/1/21	5,650,000	5,789,358
5.75%, 10/1/54(b)(g)	22,950,000	24,735,511
Enel SPA (Italy) 4.625%, 9/14/25(c)	10,500,000	11,446,523
6.80%, 9/15/37(c)	13,700,000	18,200,920
6.00%, 10/7/39(c)	13,352,000	16,784,358

		81,566,166

		1,620,928,658

TOTAL DEBT SECURITIES (Cost $4,582,544,389)		$4,791,118,814

SHORT-TERM INVESTMENTS: 1.2%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 0.8%
Bank of Montreal(d) 1.48%, dated 12/31/19, due 1/2/20, maturity value $35,902,952	$35,900,000	$35,900,000
Fixed Income Clearing Corporation(d) 1.00%, dated 12/31/19, due 1/2/20, maturity value $24,742,375	24,741,000	24,741,000
Royal Bank of Canada(d) 1.53%, dated 12/31/19, due 1/2/20, maturity value $71,806,103	71,800,000	71,800,000

		132,441,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	62,983,694	62,983,694

TOTAL SHORT-TERM INVESTMENTS (Cost $195,424,694)		$195,424,694

TOTAL INVESTMENTS IN SECURITIES (Cost $11,985,988,371)	99.7%	$15,706,591,726
OTHER ASSETS LESS LIABILITIES	0.3%	39,971,360

NET ASSETS	100.0%	$15,746,563,086

(a)	Non-income producing
(b)	Hybrid security has characteristics of both a debt and equity security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 1.375%-7.875%, 7/15/20-2/15/49 and U.S. Treasury Inflation Indexed Note 2.375%, 1/15/25. Total collateral value is $36,621,050.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.50%, 8/31/21. Total collateral value is $25,235,999.

Royal Bank of Canada: U.S. Treasury Notes 2.125%-2.50%, 12/31/22-5/15/24. Total collateral value is $73,242,298.

(e)	Subsidiary (see below)
(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Inflation-linked
(i)	Rounds to 0.0%.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019
ASSETS:
Investments in securities, at value (cost $11,985,988,371)	$15,706,591,726
Cash	81,857
Receivable for investments sold	1,716,597
Receivable for Fund shares sold	5,672,707
Dividends and interest receivable	52,531,176
Prepaid expenses and other assets	92,778

15,766,686,841

LIABILITIES:
Payable for investments purchased	1,472,047
Payable for Fund shares redeemed	11,266,777
Management fees payable	6,648,546
Accrued expenses	736,385

20,123,755

NET ASSETS	$15,746,563,086

NET ASSETS CONSIST OF:
Paid in capital	$11,891,715,807
Distributable earnings	3,854,847,279

$15,746,563,086

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	154,984,128
Net asset value per share	$101.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,451,782)	$242,903,175
Interest	210,903,976

453,807,151

EXPENSES:
Management fees	75,998,168
Custody and fund accounting fees	235,640
Transfer agent fees	1,662,212
Professional services	224,590
Shareholder reports	230,652
Registration fees	131,643
Trustees’ fees	341,667
ADR depositary service fees	1,005,798
Miscellaneous	198,441

80,028,811

NET INVESTMENT INCOME	373,778,340

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	882,635,293
Futures contracts	(7,355,862)
Net change in unrealized appreciation/depreciation
Investments in securities	1,452,060,764
Futures contracts	3,564,635

Net realized and unrealized gain	2,330,904,830

NET CHANGE IN NET ASSETS FROM OPERATIONS	$2,704,683,170

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$373,778,340	$325,934,721
Net realized gain (loss)	875,279,431	1,300,493,950
Net change in unrealized appreciation/depreciation	1,455,625,399	(2,310,617,993)

	2,704,683,170	(684,189,322)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(1,421,513,759)	(1,299,992,127)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,279,350,269	1,255,189,936
Reinvestment of distributions	1,341,818,633	1,229,242,880
Cost of shares redeemed	(2,338,804,558)	(2,706,186,811)

Net change from Fund share transactions	282,364,344	(221,753,995)

Total change in net assets	1,565,533,755	(2,205,935,444)

NET ASSETS:
Beginning of year	14,181,029,331	16,386,964,775

End of year	$15,746,563,086	$14,181,029,331

SHARE INFORMATION:
Shares sold	12,844,379	11,905,136
Distributions reinvested	13,468,923	12,704,514
Shares redeemed	(23,371,084)	(25,719,422)

Net change in shares outstanding	2,942,218	(1,109,772)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities, certain preferred stocks, and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the transaction if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in

PAGE 14 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(a)	$10,272,235,046	$—
Preferred Stocks	—	447,813,172
Debt Securities
U.S. Treasury	—	1,037,825,340
Government-Related	—	210,714,172
Securitized	—	1,921,650,644
Corporate	—	1,620,928,658
Short-term Investments
Repurchase Agreements	—	132,441,000
Money Market Fund	62,983,694	—

Total Securities	$10,335,218,740	$5,371,372,986

(a)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as “initial margin”) in a segregated account with the clearing broker. Subsequent payments (referred to as “variation margin”) to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying assets. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund did not have open futures contracts at December 31, 2019.

DODGE & COX BALANCED FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS

Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations.

Interest Rate Derivatives
Net realized gain (loss)
Futures contracts	$(7,355,862)

Net change in unrealized appreciation/depreciation
Futures contracts	$3,564,635

The following summarizes the range of volume in the Fund’s derivative instruments during the year ended December 31, 2019.

Derivative		% of Net Assets
Futures contracts	USD notional value	0-1%

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary income	$381,385,933		$297,446,889
	($2.529 per share	)	($2.010 per share	)
Long-term capital gain	$1,040,127,826		$1,002,545,238
	($6.971 per share	)	($6.916 per share	)

At December 31, 2019, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$27,395,424
Undistributed long-term capital gain	113,010,136

At December 31, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$11,992,150,007

Unrealized appreciation	4,188,276,502
Unrealized depreciation	(473,834,783)

Net unrealized appreciation	3,714,441,719

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2019, the Fund’s commitment fee amounted to $95,540 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2019, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,373,436,244 and $3,322,909,319, respectively. For the year ended December 31, 2019, purchases and sales of U.S. government securities aggregated $2,762,152,617 and $2,099,697,530, respectively.

PAGE 16 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Fund’s adoption of the updated accounting standards on January 1, 2019 did not have a material impact on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$93.27	$107.00	$103.35	$94.42	$102.48
Income from investment operations:
Net investment income	2.48	2.20	2.28	2.34	2.06
Net realized and unrealized gain (loss)	15.35	(7.00)	10.45	12.89	(4.99)

Total from investment operations	17.83	(4.80)	12.73	15.23	(2.93)

Distributions to shareholders from:
Net investment income	(2.46)	(2.01)	(2.29)	(2.34)	(2.06)
Net realized gain	(7.04)	(6.92)	(6.79)	(3.96)	(3.07)

Total distributions	(9.50)	(8.93)	(9.08)	(6.30)	(5.13)

Net asset value, end of year	$101.60	$93.27	$107.00	$103.35	$94.42

Total return	19.62%	(4.61)%	12.59%	16.55%	(2.88)%
Ratios/supplemental data:
Net assets, end of year (millions)	$15,747	$14,181	$16,387	$15,382	$14,269
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.46%	2.06%	2.12%	2.41%	2.03%
Portfolio turnover rate	35%	24%	19%	24%	20%

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Balanced Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 18 ▪ DODGE & COX BALANCED FUND

SPECIAL 2019 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $1,040,127,826 as long-term capital gain distributions in 2019.

The Fund designates $246,323,442 of its distributions paid to shareholders in 2019 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund designates 37% of its ordinary dividends paid to shareholders in 2019 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s legal, compliance, treasury, operations, trading, and portfolio management departments, which is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Committee refreshed its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in February, 2019 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 12, 2019. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period (ii) the Fund’s investment strategy is appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2019, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2020 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 7, 2019 and again on December 12, 2019 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In

DODGE & COX BALANCED FUND ▪ PAGE 19

reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox regarding any material conflicts of interest between the Funds and Dodge & Cox or its other clients, and regarding how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $211 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group medians in net expense ratios. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board noted that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin

PAGE 20 ▪ DODGE & COX BALANCED FUND

at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

DODGE & COX BALANCED FUND ▪ PAGE 21

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX BALANCED FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years and Other Relevant Experience**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (61)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (58)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (60)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, and GFIIC; member of USEIC (until January 2020)	—
Roberta R.W. Kameda (59)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (62)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (45)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (53)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (70)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2015-2018); Partner of Arnold & Porter (until 2015); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (59)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013)
Robert B. Morris III (67)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (51)	Trustee (since 2020)	Managing Partner of Merlone Geier Partners (since 2018); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011).	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (68)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (68)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (73)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of January 15, 2020.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 23

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Annual Report

December 31, 2019

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/19 IF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 9.7% for the year ended December 31, 2019, compared to a total return of 8.7% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).

MARKET COMMENTARY

The U.S. investment-grade fixed income market posted a robust 8.7% return in 2019, fueled by the combination of falling U.S. Treasury yields and strong performance from the Corporate bond sector.

U.S. Treasury rates declined for much of the year amid a substantial pivot toward easing monetary policy by the Federal Reserve as well as rising trade tensions and concerns about slowing global growth. It wasn’t until the fourth quarter that long-term Treasury yields rose from multi-year lows, following a series of positive U.S. economic reports, encouraging developments in U.S.-China trade negotiations, and more clarity on Brexit.

The Fed reversed course from its path of steadily raising rates in 2017-2018 and carried out a “mid-cycle adjustment” of three quarter-point rate cuts in 2019. Moreover, Fed Chairman Jerome Powell signaled that the central bank is likely to keep rates on hold through 2020 amid low inflation. Although the pace of U.S. economic growth slowed last year, the economy continued to expand. For example, labor market reports released during the year were better than expected, as employers added an average of 175,000 jobs per month, and the unemployment rate declined to a 50-year low of 3.5%. Other data was mixed: robust consumer spending was offset by manufacturing sector weakness.

The investment-grade Corporate sector returned 14.5%a for the year, outperforming comparable-duration Treasuries by 6.8 percentage points. Credit yield premiumsb on corporate bonds ended the year near their tightest level since the global financial crisis. Meanwhile, Agencyc mortgage-backed securities (MBS) returned 6.4% and outperformed comparable-durationd Treasuries by a modest 0.6 percentage points.

INVESTMENT STRATEGY

The Fund’s strong year—in terms of both absolute and relative performance—was driven by outperformance from a wide variety of individual credite holdings and a significant overweight to the strong-performing Credit sector.

Over the year, we made a number of adjustments to the Fund’s portfolio positioning in light of higher credit market valuations and slightly less constructive economic fundamentals. Most notably, we trimmed multiple credit issuers and invested the proceeds in U.S. Treasuries.

We also made other modest adjustments in the portfolio, but it retains the same general themes. The Fund maintains sizeable exposures to corporate securities (34%)f and Agency MBS (35%), both of which represent modest overweights relative to the Index. The Fund also features smaller positions in asset-backed securities (6%) and government-related securities (5%). The Fund’s weighting in U.S. Treasuries (18%) and net cash (2%) represents “dry powder” we can deploy as we uncover compelling investment opportunities in the future. We continue to maintain the Fund’s overall defensive position with respect to interest rate risk, with a portfolio duration of 4.3 years (compared to 5.9 years for the Index).

The Credit Sector: Reduced Overall Exposure, but Still Finding Select Opportunities

The most meaningful change to positioning throughout 2019 was an eight percentage point reduction in the Fund’s credit weighting. This selective pruning leaves the Fund’s credit weighting at its post-global financial crisis low and represents the reversal of additions made amid the broad credit sell-off in late 2018/early 2019.

Reductions were achieved through a combination of maturities, relative value-driven trims, and participation in tenders related to corporate liability management exercises. For example, we trimmed certain Verizong bonds, which performed well as the company made progress towards its deleveraging targets. We also recently exited Anheuser-Busch InBev, a position established at the beginning of 2019 during a time of heightened credit market anxiety and issuer volatility driven by ratings downgrades. It is important to note that 2019 trims were, by and large, driven by a less attractive risk-reward tradeoff following strong performance and subsequently higher valuations, rather than a deteriorating view of the issuers’ creditworthiness.

Despite reducing the Fund’s credit exposure generally, we remain on the lookout for individual opportunities in credit, highlighted by the additions of AbbVie, Occidental Petroleum, UniCredit, and Vodafone Group over the course of the year.

AbbVie, a biopharmaceutical company that issued debt in November to help fund its acquisition of Allergan, merits highlighting. AbbVie’s business has been dominated by Humira, a prescription drug that will come off patent as early as 2022 and will likely face increased competition over the next few years. In our view, the acquisition of Allergan makes strategic sense as a means of bolstering free cash flow and increasing product diversification. We believe investors are adequately compensated with an attractive yield spread for the fundamental risks facing AbbVie, including its new, higher leverage and the potential for integration challenges, legislative changes to the U.S. drug pricing model, and unexpected product liabilities. In the coming years, we expect the company to pay down the incremental debt it incurred to finance the Allergan acquisition, leading to a much improved credit profile.

While we believe the credit market is fairly valued, the long-term total return prospects for a well-curated, thoroughly researched, and stress-tested credit portfolio remain attractive. Thus, we are comfortable with the Fund’s credit overweight, but we continue to be vigilant, taking into account the strong performance of credit in 2019.

PAGE 2 ▪ DODGE & COX INCOME FUND

The Securitized Sector: Adding Liquidity and Incremental Yield at a Compelling Valuation

The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS, with a smaller weighting in AAA-rated asset-backed securities (ABS). As a group, these securities can provide attractive total-return potential in the front to intermediate part of the yield curve, and they continue to play an important role in the overall portfolio because of their generally substantial liquidity and high credit quality.

Within MBS, the Fund features a large position in 30-year 4.5% coupon securities. This segment underperformed in 2019 as borrowers faced greater refinancing incentives because of the decline in interest rates. Through our bottom-up, fundamental research we attempt to measure—and assess whether investors are being appropriately compensated for—prepayment risk. Given our analysis, we believe this risk is manageable for these securities going forward, and their favorable starting valuations make them attractive, especially relative to credit alternatives. There are also significant differences in prepayment behavior across servicers and origination channels, creating opportunities to benefit from astute security selection. Overall, we believe the risk-reward equation in Agency MBS continues to look compelling given modest dollar prices and relatively wide spreads.

Within ABS, we sold securities backed by credit card debt and auto loans because we concluded their high relative valuations no longer presented a compelling risk-reward dynamic, and we reinvested the proceeds in Agency MBS. The Fund continues to hold floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at favorable levels relative to ABS and MBS alternatives, and their floating rate coupon adds a defensive duration element to the portfolio.

Defensive Duration: Mitigating the Risk of Rising Rates over Time

Although we have lowered our expectations for the future path of interest rates, the portfolio’s defensive duration position reflects our longer-term view that interest rates are still likely to exceed current market expectations.

The portfolio’s relative interest rate positioning is underpinned by two key factors. First, we believe recession risk is low and the U.S. economy is on solid footing. While we expect the economy to slow toward trend growth (2% real GDP) as the fiscal stimulus fades, the strengths of the consumer sector and the labor market should help it avoid a recession. In our view, U.S. Treasury valuations have swung too far in attempting to price in a period of low or negative growth. Second, the significant reduction in unemployment and the ensuing labor market tightening have raised the prospect of more rapid wage growth and somewhat higher inflation than what many indicators are forecasting. While we expect the Fed to keep short-term rates steady, we believe the long end of the curve will move higher over time. Given these factors and low starting yields, we believe it is important to remain defensive in order to mitigate the negative effect of any bond market price declines that could stem from potential increases in interest rates over time.

Inflation Expectations: An Additional Valuation-Driven Opportunity

In developing our economic forecasts, our team of analysts and traders is constantly on the lookout for segments of the market that appear undervalued. One example is Treasury Inflation Protected Securities (TIPS), where we recently established a small position in three-year securities. These securities look attractive relative to other investment opportunities due to the low level of inflation required to generate a competitive total return. We believe that underlying inflation (excluding energy prices) already looks strong relative to market expectations, and that a continuation of the economic expansion should support this level of inflation. Additionally, while inflation has remained below the Federal Reserve’s 2% target according to their preferred measure, TIPS returns are based off a different measure of inflation (CPI) that has been running significantly higher.

IN CLOSING

While we are pleased with the Fund’s 2019 results, we caution shareholders to temper their expectations for future returns. The low level of interest rates increases the risk of quite modest (or even negative) returns if yields rise substantially from current levels. In addition, because of current narrow credit yield premiums, credit markets are unlikely to provide the performance tailwind of the past year.

That said, we believe bonds continue to serve a vital defensive role in a diversified portfolio, providing liquidity, income generation, downside protection, and low correlation to riskier asset classes. We have positioned the Fund defensively from a duration standpoint, and we will continue to seek opportunities to build portfolio yield through our bottom-up, research-driven investment approach.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2020

[a]	Sector returns as calculated and reported by Bloomberg.
[b]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[c]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
[d]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[e]	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
[f]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2019.
[g]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.

DODGE & COX INCOME FUND ▪ PAGE 3

2019 PERFORMANCE REVIEW

The Fund outperformed the Bloomberg Barclays U.S. Agg by 1.0 percentage point in 2019.

Key Contributors To Relative Results

▪	Security selection within credit was positive as several issuers performed well, including Citigroup capital securities, Enel, Pemex, Petrobras, Rio Oil Finance Trust, TC Energy, and Telecom Italia.
▪	The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries added to relative returns given the significant outperformance of credit.

Key Detractors from Relative Results

▪	The Fund’s below-benchmark duration position (74%* of the Bloomberg Barclays U.S. Agg’s duration) hampered relative returns as Treasury yields declined.
▪	The Fund’s Agency MBS holdings slightly underperformed the MBS in the Bloomberg Barclays U.S. Agg after adjusting for duration differences.

*	Denotes Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

90 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is a nine-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2009

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2019

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	9.73%	3.69%	4.43%	5.61%
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	8.72	3.05	3.75	5.03

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2019	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,029.50	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.08	2.15
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

PORTFOLIO INFORMATION	December 31, 2019

SECTOR DIVERSIFICATION (%)	% of Net Assets
U.S. Treasury	17.5
Government-Related	5.1
Securitized	41.5
Corporate	34.0
Net Cash & Other(a)	1.9

(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES: 98.1%

	PAR VALUE	VALUE
U.S. TREASURY: 17.5%
U.S. Treasury Inflation Indexed 0.125%, 1/15/22(g)	$133,806,429	$133,730,962
0.125%, 4/15/22(g)	689,475,057	688,434,998
0.625%, 4/15/23(g)	138,374,513	140,509,698
U.S. Treasury Note/Bond 1.50%, 10/31/21	890,000,000	888,539,385
1.50%, 11/30/21	2,214,048,000	2,210,449,242
1.50%, 8/15/22	420,000,000	418,877,827
1.50%, 9/15/22	1,000,000,000	997,187,470
1.625%, 11/15/22	37,899,000	37,906,098
1.75%, 7/31/24	90,000,000	90,204,480
1.25%, 8/31/24	29,555,000	28,962,554
1.50%, 10/31/24	300,000,000	297,213,336
1.50%, 11/30/24	600,000,000	594,559,902
3.00%, 10/31/25	561,940,000	599,976,179
2.50%, 2/28/26	700,000,000	728,708,603
2.375%, 4/30/26	600,000,000	620,448,222
2.375%, 5/15/29	1,085,000,000	1,126,854,569
1.625%, 8/15/29	764,000,000	743,693,781
2.875%, 5/15/49	661,390,000	728,180,899
2.25%, 8/15/49	47,135,000	45,669,394

		11,120,107,599
GOVERNMENT-RELATED: 5.1%
FOREIGN AGENCY: 2.3%
Petroleo Brasileiro SA (Brazil) 5.093%, 1/15/30(b)	253,092,000	271,190,609
7.25%, 3/17/44	10,705,000	12,985,165
6.90%, 3/19/49	12,355,000	14,492,415
Petroleos Mexicanos (Mexico) 6.875%, 8/4/26	120,490,000	132,304,044
6.50%, 3/13/27	227,365,000	241,397,968
6.84%, 1/23/30(b)	125,987,000	134,344,978
6.625%, 6/15/35	112,290,000	115,041,105
6.375%, 1/23/45	166,156,000	159,825,456
6.75%, 9/21/47	191,366,000	191,725,768
6.35%, 2/12/48	192,270,000	185,540,550

		1,458,848,058
LOCAL AUTHORITY: 2.8%
L.A. Unified School District GO 5.75%, 7/1/34	6,075,000	7,779,706
6.758%, 7/1/34	185,585,000	255,851,193
New Jersey Turnpike Authority RB 7.414%, 1/1/40	41,065,000	64,417,023
7.102%, 1/1/41	148,277,000	226,128,356
New Valley Generation 4.929%, 1/15/21	146,348	149,434
State of California GO 7.50%, 4/1/34	162,016,000	243,970,173
7.55%, 4/1/39	106,975,000	171,590,040
7.30%, 10/1/39	202,095,000	308,603,107
7.625%, 3/1/40	115,675,000	185,222,280
State of Illinois GO 5.10%, 6/1/33	306,400,000	330,308,392

		1,794,019,704

		3,252,867,762
SECURITIZED: 41.5%
ASSET-BACKED: 6.5%
Federal Agency: 0.0%(h)
Small Business Admin. — 504 Program
Series 2000-20C 1, 7.625%, 3/1/20	391	391
Series 2000-20G 1, 7.39%, 7/1/20	518	520
Series 2001-20G 1, 6.625%, 7/1/21	201,419	204,208
Series 2001-20L 1, 5.78%, 12/1/21	498,696	510,851
Series 2002-20A 1, 6.14%, 1/1/22	3,959	4,034

	PAR VALUE	VALUE
Series 2002-20L 1, 5.10%, 12/1/22	$152,422	$157,188
Series 2003-20G 1, 4.35%, 7/1/23	13,820	14,207
Series 2004-20L 1, 4.87%, 12/1/24	369,042	386,121
Series 2005-20B 1, 4.625%, 2/1/25	754,534	785,454
Series 2005-20D 1, 5.11%, 4/1/25	25,029	26,125
Series 2005-20E 1, 4.84%, 5/1/25	1,087,940	1,137,317
Series 2005-20G 1, 4.75%, 7/1/25	1,314,205	1,366,751
Series 2005-20H 1, 5.11%, 8/1/25	13,986	14,659
Series 2005-20I 1, 4.76%, 9/1/25	1,515,269	1,573,771
Series 2006-20A 1, 5.21%, 1/1/26	1,305,553	1,368,469
Series 2006-20B 1, 5.35%, 2/1/26	439,124	464,564
Series 2006-20C 1, 5.57%, 3/1/26	1,850,256	1,950,012
Series 2006-20G 1, 6.07%, 7/1/26	3,582,586	3,775,196
Series 2006-20H 1, 5.70%, 8/1/26	29,074	30,916
Series 2006-20I 1, 5.54%, 9/1/26	46,253	48,848
Series 2006-20J 1, 5.37%, 10/1/26	1,308,562	1,383,197
Series 2006-20L 1, 5.12%, 12/1/26	1,238,236	1,308,267
Series 2007-20A 1, 5.32%, 1/1/27	2,665,770	2,806,840
Series 2007-20C 1, 5.23%, 3/1/27	4,074,794	4,294,590
Series 2007-20D 1, 5.32%, 4/1/27	3,934,228	4,145,569
Series 2007-20G 1, 5.82%, 7/1/27	2,711,915	2,875,804

		30,633,869
Other: 1.2%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	365,457,313	409,315,846
9.75%, 1/6/27(b)	221,176,382	260,990,342
8.20%, 4/6/28(b)	67,600,000	78,078,676

		748,384,864
Student Loan: 5.3%
Navient Student Loan Trust USD LIBOR 1-Month
+1.25%, 3.042%, 6/25/65(b)	279,041,159	281,748,974
+1.15%, 2.955%, 3/25/66(b)	231,008,174	230,311,245
+1.30%, 3.092%, 3/25/66(b)	152,006,000	153,098,756
+0.80%, 2.592%, 7/26/66(b)	300,085,460	294,921,709
+1.05%, 2.842%, 7/26/66(b)	323,668,000	321,134,586
+1.15%, 2.942%, 7/26/66(b)	234,752,000	234,912,265
+1.00%, 2.792%, 9/27/66(b)	114,564,000	113,081,576
+1.05%, 2.842%, 12/27/66(b)	188,816,197	187,672,745
+0.72%, 2.512%, 3/25/67(b)	97,760,000	95,740,611
+0.80%, 2.592%, 3/25/67(b)	183,798,000	180,086,016
+0.68%, 2.472%, 6/27/67(b)	225,000,000	221,201,303
+1.00%, 2.792%, 2/27/68(b)	62,078,000	61,916,690
+0.70%, 2.505%, 2/25/70(b)	252,630,963	248,832,682
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(b)	14,026,593	14,086,402
Series 2017-A A2A, 2.88%, 12/16/58(b)	31,000,000	31,069,260
SLM Student Loan Trust USD LIBOR 1-Month
+1.20%, 2.992%, 10/25/34	27,721,000	28,067,881
+1.10%, 2.892%, 8/27/40	25,924,630	25,931,518
USD LIBOR 3-Month
+0.63%, 2.57%, 1/25/40(b)	142,597,151	138,999,482
+0.17%, 2.11%, 7/25/40	13,626,000	12,667,561
+0.75%, 2.69%, 10/25/40	80,889,000	78,542,135
+0.60%, 2.54%, 1/25/41	122,299,910	118,721,501
+0.55%, 2.49%, 10/25/64(b)	32,458,000	31,889,449
+0.55%, 2.49%, 10/25/64(b)	72,950,000	71,672,171
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(b)	20,963,943	21,038,417
Series 2017-B A2A, 2.82%, 10/15/35(b)	23,915,878	23,952,706
Series 2018-A A2A, 3.50%, 2/15/36(b)	50,000,000	51,797,335

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Series 2018-B A2A, 3.60%, 1/15/37(b)	$68,386,000	$70,245,368

		3,343,340,344

		4,122,359,077
CMBS: 0.8%
Agency CMBS: 0.8%
Fannie Mae Multifamily DUS Pool AL6455, 2.765%, 11/1/21	8,966,822	8,953,204
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.365%, 3/25/26(e)	118,242,286	8,479,982
Series K056 X1, 1.264%, 5/25/26(e)	40,948,036	2,760,889
Series K057 X1, 1.191%, 7/25/26(e)	245,523,370	15,623,511
Series K062 X1, 0.307%, 12/25/26(e)	323,166,613	6,439,095
Series K064 X1, 0.607%, 3/25/27(e)	411,951,783	15,792,172
Series K065 X1, 0.673%, 4/25/27(e)	477,687,514	20,641,021
Series K066 X1, 0.752%, 6/25/27(e)	380,591,929	18,413,228
Series K067 X1, 0.578%, 7/25/27(e)	479,520,539	18,675,071
Series K069 X1, 0.365%, 9/25/27(e)	99,189,122	2,571,865
Series K071 X1, 0.291%, 11/25/27(e)	258,407,781	5,398,940
Series K070 X1, 0.327%, 11/25/27(e)	201,183,845	4,798,617
Series K089 X1, 0.542%, 1/25/29(e)	524,580,673	23,101,903
Series K091 X1, 0.559%, 3/25/29(e)	263,547,557	12,158,318
Series K092 X1, 0.709%, 4/25/29(e)	490,719,752	28,286,166
Series K093 X1, 0.952%, 5/25/29(e)	234,892,621	17,715,648
Series K094 X1, 0.881%, 6/25/29(e)	325,011,821	23,046,523
Series K095 X1, 0.949%, 6/25/29(e)	226,438,157	16,717,318
Series K097 X1, 1.09%, 7/25/29(e)	246,688,818	21,964,260
Series K096 X1, 1.257%, 7/25/29(e)	550,107,708	49,654,427
Series K098 X1, 1.271%, 8/25/29(e)	478,278,689	44,327,730
Series K099 X1, 1.006%, 9/25/29(e)	520,693,890	37,769,312
Series K101 X1, 0.837%, 10/25/29(e)	199,972,762	13,835,715
Series K102 X1, 0.947%, 10/25/29(e)	555,442,759	37,938,351
Series K152 X1, 0.956%, 1/25/31(e)	42,680,140	3,384,108
Series K154 X1, 0.308%, 11/25/32(e)	389,165,345	11,834,752
Series K1511 X1, 0.778%, 3/25/34(e)	177,744,388	14,438,905

		484,721,031
MORTGAGE-RELATED: 34.2%
Federal Agency CMO & REMIC: 5.1%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	52,896	59,454
Series 1997-2 Z, 7.50%, 6/15/27	4,642,447	5,172,855
Series 1998-2 2A, 8.505%, 8/15/27(e)	10,415	11,621
Series 1998-1 1A, 8.293%, 3/15/28(e)	81,841	89,377
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	163,137	180,309
Trust 1998-58 PC, 6.50%, 10/25/28	981,102	1,086,572
Trust 2001-69 PQ, 6.00%, 12/25/31	1,157,273	1,305,838
Trust 2002-33 A1, 7.00%, 6/25/32	1,487,283	1,725,644
Trust 2002-69 Z, 5.50%, 10/25/32	162,545	176,994
Trust 2008-24 GD, 6.50%, 3/25/37	557,681	621,139
Trust 2007-47 PE, 5.00%, 5/25/37	1,958,627	2,137,861
Trust 2009-53 QM, 5.50%, 5/25/39	533,557	552,563
Trust 2009-30 AG, 6.50%, 5/25/39	5,528,241	6,121,405
Trust 2009-40 TB, 6.00%, 6/25/39	2,249,837	2,465,681
Trust 2010-123 WT, 7.00%, 11/25/40	22,576,306	26,327,404
Trust 2001-T3 A1, 7.50%, 11/25/40	78,643	86,579
Trust 2001-T7 A1, 7.50%, 2/25/41	47,432	54,998
Trust 2001-T5 A2, 6.979%, 6/19/41(e)	31,883	36,058
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	166,546	193,084
Trust 2011-58 AT, 4.00%, 7/25/41	6,180,258	6,585,358
Trust 2001-T4 A1, 7.50%, 7/25/41	1,365,975	1,593,311
Trust 2001-T10 A1, 7.00%, 12/25/41	1,456,013	1,665,054
Trust 2013-106 MA, 4.00%, 2/25/42	14,707,170	15,580,803
Trust 2002-90 A1, 6.50%, 6/25/42	3,352,237	3,832,226
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	1,803,515	1,996,843
Trust 2002-W8 A2, 7.00%, 6/25/42	1,059,279	1,236,770

	PAR VALUE	VALUE
Trust 2003-W2 1A2, 7.00%, 7/25/42	$5,181,104	$6,034,098
Trust 2002-T16 A3, 7.50%, 7/25/42	2,590,569	3,076,336
Trust 2003-W4 3A, 5.676%, 10/25/42(e)	1,595,428	1,786,894
Trust 2012-121 NB, 7.00%, 11/25/42	744,416	872,649
Trust 2003-W1 2A, 5.808%, 12/25/42(e)	1,979,564	2,133,799
Trust 2003-7 A1, 6.50%, 12/25/42	2,698,237	3,039,371
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,223,093	1,394,644
Trust 2004-W2 2A2, 7.00%, 2/25/44	64,427	73,601
Trust 2004-W2 5A, 7.50%, 3/25/44	2,752,705	3,129,050
Trust 2004-W8 3A, 7.50%, 6/25/44	2,160,152	2,512,407
Trust 2004-W15 1A2, 6.50%, 8/25/44	543,065	618,762
Trust 2005-W1 1A3, 7.00%, 10/25/44	4,575,982	5,341,094
Trust 2001-79 BA, 7.00%, 3/25/45	174,884	198,951
Trust 2006-W1 1A1, 6.50%, 12/25/45	259,539	296,774
Trust 2006-W1 1A2, 7.00%, 12/25/45	1,904,247	2,205,224
Trust 2006-W1 1A3, 7.50%, 12/25/45	32,103	37,475
Trust 2006-W1 1A4, 8.00%, 12/25/45	2,187,089	2,561,275
Trust 2007-W10 1A, 6.26%, 8/25/47(e)	6,365,346	7,085,622
Trust 2007-W10 2A, 6.316%, 8/25/47(e)	1,959,147	2,175,172
USD LIBOR 1-Month
+0.55%, 2.342%, 9/25/43	26,432,450	26,617,466
+0.40%, 2.192%, 7/25/44	1,064,071	1,053,026
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	1,982,608	2,253,712
Series 2456 CJ, 6.50%, 6/15/32	108,617	123,896
Series T-41 2A, 5.276%, 7/25/32(e)	185,232	196,046
Series 2587 ZU, 5.50%, 3/15/33	2,824,763	3,107,980
Series 2610 UA, 4.00%, 5/15/33	1,184,088	1,244,871
Series T-48 1A, 4.899%, 7/25/33(e)	2,046,123	2,195,895
Series 2708 ZD, 5.50%, 11/15/33	10,839,146	11,929,927
Series 3204 ZM, 5.00%, 8/15/34	5,076,932	5,555,540
Series 3330 GZ, 5.50%, 6/15/37	486,190	513,006
Series 3427 Z, 5.00%, 3/15/38	2,224,644	2,441,834
Series T-51 1A, 6.50%, 9/25/43(e)	47,288	55,599
Series 4283 DW, 4.50%, 12/15/43(e)	59,089,573	64,046,904
Series 4283 EW, 4.50%, 12/15/43(e)	35,119,155	38,161,394
Series 4281 BC, 4.50%, 12/15/43(e)	99,135,465	106,296,455
Series 4319 MA, 4.50%, 3/15/44(e)	19,437,903	20,785,494
Ginnie Mae USD LIBOR 1-Month
+0.65%, 2.424%, 10/20/64	7,325,847	7,327,838
+0.63%, 2.404%, 4/20/65	10,773,591	10,768,995
+0.60%, 2.374%, 7/20/65	7,287,678	7,277,014
+0.60%, 2.374%, 8/20/65	7,145,487	7,134,901
+0.62%, 2.394%, 9/20/65	1,547,315	1,546,075
+0.75%, 2.524%, 11/20/65	28,641,728	28,749,730
+0.90%, 2.674%, 3/20/66	18,079,918	18,248,260
+0.90%, 2.674%, 4/20/66	19,898,374	20,084,287
+0.78%, 2.554%, 9/20/66	10,690,613	10,743,469
+0.75%, 2.524%, 10/20/66	51,194,211	51,404,378
+0.80%, 2.574%, 11/20/66	22,274,923	22,410,650
+0.81%, 2.584%, 12/20/66	12,853,998	12,939,094
+0.57%, 2.344%, 9/20/67	28,775,981	28,796,332
+0.60%, 2.374%, 9/20/69	44,330,404	44,184,043
+0.60%, 2.374%, 11/20/69	30,418,113	30,175,016
+0.65%, 2.424%, 11/20/69	39,828,269	39,629,852
+0.65%, 2.424%, 11/20/69	120,004,752	119,402,690
USD LIBOR 12-Month
+0.30%, 2.416%, 9/20/66	18,462,022	18,406,145
+0.28%, 2.205%, 12/20/66	35,322,642	35,029,510
+0.30%, 3.42%, 1/20/67	93,002,433	92,351,537
+0.30%, 3.42%, 1/20/67	100,640,273	99,941,135
+0.31%, 3.43%, 1/20/67	37,155,321	36,914,209

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+0.25%, 3.271%, 2/20/67	$19,474,805	$19,327,450
+0.20%, 3.221%, 3/20/67	3,257,860	3,227,344
+0.30%, 3.179%, 4/20/67	23,066,985	22,950,734
+0.20%, 2.93%, 5/20/67	45,232,702	44,773,305
+0.30%, 3.03%, 5/20/67	19,742,465	19,632,480
+0.20%, 2.937%, 6/20/67	98,866,019	97,871,575
+0.30%, 3.037%, 6/20/67	23,527,397	23,405,099
+0.20%, 2.403%, 8/20/67	21,975,571	21,715,523
+0.25%, 2.366%, 9/20/67	22,721,217	22,500,730
+0.27%, 2.386%, 9/20/67	68,861,066	68,182,495
+0.22%, 2.194%, 10/20/67	32,855,249	32,463,056
+0.23%, 2.204%, 10/20/67	157,005,662	154,925,274
+0.23%, 2.204%, 10/20/67	72,934,083	72,006,011
+0.25%, 2.224%, 10/20/67	47,997,422	47,416,505
+0.20%, 2.158%, 11/20/67	16,836,315	16,611,673
+0.22%, 2.178%, 11/20/67	22,837,593	22,551,209
+0.22%, 2.178%, 11/20/67	130,572,907	128,772,895
+0.18%, 2.105%, 12/20/67	33,984,699	33,436,304
+0.06%, 3.062%, 12/20/67	55,674,382	54,578,510
+0.06%, 3.062%, 1/20/68	101,971,595	99,986,096
+0.08%, 3.082%, 1/20/68	45,084,760	44,344,243
+0.15%, 3.27%, 1/20/68	15,890,033	15,620,028
+0.05%, 2.56%, 2/20/68	24,688,109	24,293,092
+0.04%, 3.061%, 2/20/68	52,753,517	51,739,368
+0.05%, 3.071%, 2/20/68	3,635,749	3,568,424
+0.07%, 3.091%, 2/20/68	47,685,390	46,815,084
+0.10%, 3.102%, 2/20/68	92,443,103	90,395,350
+0.10%, 3.102%, 2/20/68	46,166,788	45,243,304
+0.15%, 3.152%, 2/20/68	33,010,622	32,470,175
+0.03%, 2.909%, 3/20/68	17,975,119	17,608,976
+0.05%, 2.929%, 3/20/68	43,416,549	42,689,226
+0.04%, 3.061%, 3/20/68	84,949,986	83,356,494
+0.04%, 3.061%, 3/20/68	34,848,319	33,987,628
+0.06%, 3.081%, 3/20/68	13,765,003	13,435,430
+0.02%, 2.899%, 4/20/68	23,901,949	23,280,078
+0.05%, 2.929%, 4/20/68	45,083,144	44,009,056
+0.05%, 2.929%, 4/20/68	39,566,921	38,618,221
+0.04%, 2.77%, 5/20/68	46,429,685	45,277,050
+0.15%, 2.887%, 6/20/68	44,444,397	43,645,558
+0.25%, 2.76%, 7/20/68	41,089,848	40,541,800
+0.12%, 2.236%, 8/20/68	33,732,386	33,169,952
+0.10%, 2.074%, 10/20/68	62,250,920	60,555,647
+0.22%, 2.178%, 11/20/68	34,131,204	33,513,392
+0.30%, 2.258%, 11/20/68	35,268,295	34,932,597
+0.40%, 3.30%, 2/20/69	30,357,179	30,266,900
+0.50%, 2.506%, 11/20/69	71,456,059	71,450,484

		3,206,675,029
Federal Agency Mortgage Pass-Through: 29.1%
Fannie Mae, 15 Year 6.00%, 12/1/19-3/1/23	7,962,898	8,156,517
5.50%, 1/1/21-7/1/25	39,829,314	41,296,940
4.00%, 9/1/25	562,878	573,174
4.00%, 11/1/33	329,699,991	353,142,225
5.00%, 9/1/25	17,968,894	18,669,363
3.50%, 10/1/25-9/1/33	585,541,438	607,322,361
3.50%, 6/1/34	356,938,488	370,070,537
4.50%, 3/1/29	12,968,508	13,629,494
Fannie Mae, 20 Year 4.50%, 3/1/29-1/1/34	295,730,706	316,376,955
4.00%, 9/1/30-3/1/37	1,419,057,843	1,511,054,663
3.50%, 11/1/35-10/1/39	379,156,608	394,227,841
Fannie Mae, 30 Year 6.00%, 11/1/28-2/1/39	76,596,738	87,645,029
7.00%, 4/1/32-2/1/39	6,629,734	7,632,640
6.50%, 12/1/32-8/1/39	31,189,238	35,530,408
5.50%, 2/1/33-11/1/39	115,200,902	128,341,764

	PAR VALUE	VALUE
4.50%, 11/1/35-3/1/49	$4,300,822,654	$4,568,055,445
4.50%, 6/1/48	379,214,830	400,449,867
4.50%, 6/1/48	547,804,438	578,577,259
4.50%, 7/1/48	261,402,264	275,299,959
4.50%, 7/1/48	248,842,681	262,851,113
4.50%, 1/1/49	557,880,311	586,593,384
4.50%, 3/1/49	536,082,543	563,857,848
5.00%, 7/1/37-3/1/49	157,763,453	169,245,709
4.00%, 10/1/40-2/1/47	464,167,554	491,943,655
Fannie Mae, 40 Year 4.50%, 1/1/52-6/1/56	131,717,117	142,569,632
Fannie Mae, Hybrid ARM(e) 1-Year U.S. Treasury CMT
+2.14%, 4.357%, 10/1/33	873,666	919,694
+2.14%, 4.544%, 8/1/34	241,556	254,473
+1.95%, 3.953%, 9/1/34	1,127,447	1,181,921
+2.29%, 4.72%, 1/1/36	6,998,707	7,377,108
+2.12%, 4.496%, 7/1/36	60,031	63,335
+2.12%, 4.58%, 12/1/36	1,032,346	1,083,968
USD LIBOR 12-Month
+1.68%, 4.482%, 7/1/34	1,279,452	1,337,351
+1.37%, 3.247%, 10/1/34	608,464	627,761
+1.94%, 4.117%, 1/1/35	646,610	683,801
+1.39%, 4.379%, 4/1/35	1,184,289	1,226,363
+1.75%, 4.625%, 6/1/35	361,143	379,604
+1.45%, 4.148%, 7/1/35	342,994	354,760
+1.45%, 4.176%, 7/1/35	329,174	342,587
+1.52%, 4.291%, 7/1/35	519,888	539,691
+1.75%, 4.524%, 7/1/35	1,023,914	1,077,235
+1.31%, 3.667%, 8/1/35	629,454	648,826
+1.36%, 3.739%, 8/1/35	2,193,793	2,298,993
+1.75%, 4.125%, 8/1/35	1,043,621	1,094,127
+1.77%, 4.085%, 9/1/35	949,039	984,550
+1.55%, 3.854%, 10/1/35	1,149,984	1,193,858
+1.75%, 3.998%, 10/1/35	784,951	820,149
+1.62%, 3.698%, 12/1/35	321,875	333,583
+1.62%, 3.696%, 1/1/36	1,500,446	1,565,743
+1.69%, 4.087%, 1/1/36	2,180,447	2,283,835
+1.71%, 4.205%, 11/1/36	800,890	839,332
+1.74%, 3.753%, 12/1/36	753,280	788,960
+1.59%, 3.863%, 1/1/37	925,542	966,922
+1.98%, 4.516%, 2/1/37	1,632,833	1,731,131
+1.93%, 4.803%, 4/1/37	333,777	355,040
+1.74%, 4.523%, 8/1/37	1,077,235	1,133,862
+1.48%, 4.042%, 11/1/37	450,738	467,510
+1.73%, 4.357%, 5/1/38	71,189,926	74,581,437
+1.93%, 4.801%, 5/1/38	1,473,300	1,561,331
+1.88%, 4.285%, 9/1/38	114,511	119,111
+1.71%, 3.881%, 10/1/38	938,378	981,745
+1.59%, 3.981%, 10/1/38	2,301,971	2,397,633
+1.73%, 4.269%, 10/1/38	542,664	570,328
+1.71%, 4.277%, 6/1/39	403,776	424,597
+1.77%, 3.744%, 12/1/39	655,697	677,329
+1.71%, 4.608%, 4/1/42	3,617,060	3,757,467
+1.67%, 3.979%, 9/1/42	2,570,651	2,656,616
+1.68%, 3.598%, 11/1/42	3,063,014	3,173,583
+1.57%, 2.284%, 12/1/42	11,778,537	11,885,532
+1.57%, 3.407%, 2/1/43	6,875,552	7,069,547
+1.82%, 4.115%, 2/1/43	1,439,575	1,501,538
+1.56%, 2.317%, 5/1/43	2,471,722	2,492,978
+1.47%, 4.306%, 6/1/43	666,130	674,241
+1.56%, 2.955%, 9/1/43	2,953,575	3,035,342
+1.56%, 3.257%, 9/1/43	2,019,037	2,061,380
+1.46%, 4.045%, 9/1/43	1,493,422	1,533,988
+1.60%, 2.887%, 10/1/43	20,269,514	20,834,678
+1.55%, 2.649%, 11/1/43	8,585,056	8,817,378
+1.60%, 2.883%, 11/1/43	10,950,875	11,117,094

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.56%, 3.126%, 12/1/43	$3,640,082	$3,737,158
+1.59%, 2.684%, 2/1/44	4,553,830	4,659,046
+1.58%, 2.981%, 2/1/44	4,469,650	4,583,655
+1.55%, 4.675%, 2/1/44	746,872	768,311
+1.59%, 2.975%, 4/1/44	3,581,886	3,663,319
+1.59%, 3.041%, 4/1/44	3,054,390	3,127,118
+1.58%, 3.182%, 4/1/44	13,187,507	13,454,490
+1.68%, 4.227%, 4/1/44	11,923,905	12,365,103
+1.56%, 4.555%, 4/1/44	3,594,311	3,699,249
+1.57%, 3.025%, 5/1/44	14,123,505	14,473,032
+1.57%, 4.501%, 5/1/44	4,271,546	4,400,167
+1.58%, 2.817%, 7/1/44	7,410,190	7,557,665
+1.59%, 2.854%, 7/1/44	9,250,601	9,434,537
+1.57%, 2.927%, 7/1/44	4,117,661	4,201,782
+1.59%, 2.959%, 7/1/44	3,364,022	3,434,082
+1.56%, 2.959%, 7/1/44	6,168,601	6,297,838
+1.58%, 3.09%, 7/1/44	8,325,911	8,516,068
+1.57%, 2.782%, 8/1/44	13,429,334	13,671,404
+1.58%, 2.79%, 8/1/44	6,700,603	6,821,460
+1.58%, 2.873%, 8/1/44	4,544,856	4,633,516
+1.57%, 3.024%, 8/1/44	4,469,561	4,560,584
+1.58%, 2.622%, 9/1/44	5,658,695	5,743,713
+1.58%, 2.748%, 9/1/44	7,160,737	7,289,295
+1.65%, 2.812%, 9/1/44	24,367,424	24,899,576
+1.58%, 2.861%, 9/1/44	3,386,104	3,444,523
+1.64%, 2.926%, 9/1/44	10,484,752	10,705,229
+1.59%, 3.006%, 9/1/44	5,153,304	5,259,958
+1.57%, 2.436%, 10/1/44	5,824,262	5,890,023
+1.60%, 2.537%, 10/1/44	4,782,284	4,847,627
+1.57%, 2.636%, 10/1/44	10,059,024	10,210,776
+1.58%, 2.73%, 10/1/44	6,551,904	6,659,859
+1.57%, 2.743%, 10/1/44	23,546,461	23,951,247
+1.58%, 2.775%, 10/1/44	10,216,634	10,388,395
+1.60%, 2.838%, 10/1/44	10,226,945	10,417,995
+1.56%, 2.84%, 10/1/44	5,984,847	6,090,217
+1.60%, 2.86%, 10/1/44	6,721,774	6,842,989
+1.60%, 2.903%, 10/1/44	11,403,727	11,616,744
+1.56%, 2.934%, 10/1/44	5,286,354	5,382,624
+1.58%, 2.946%, 10/1/44	3,341,589	3,403,579
+1.58%, 2.736%, 11/1/44	3,658,800	3,709,719
+1.60%, 2.785%, 11/1/44	10,437,892	10,619,358
+1.60%, 2.827%, 11/1/44	4,687,335	4,767,761
+1.58%, 2.842%, 11/1/44	12,090,643	12,310,719
+1.57%, 2.932%, 11/1/44	9,861,579	10,037,412
+1.56%, 2.934%, 11/1/44	12,180,567	12,405,584
+1.59%, 2.664%, 12/1/44	3,311,368	3,374,137
+1.57%, 2.721%, 12/1/44	21,541,627	21,944,939
+1.58%, 2.735%, 12/1/44	3,160,722	3,223,055
+1.58%, 2.784%, 12/1/44	4,061,877	4,143,636
+1.60%, 2.799%, 12/1/44	8,272,026	8,439,301
+1.59%, 2.938%, 12/1/44	4,578,330	4,683,923
+1.57%, 2.893%, 1/1/45	7,402,836	7,563,337
+1.58%, 2.785%, 2/1/45	11,760,387	11,999,252
+1.57%, 2.997%, 3/1/45	100,851,572	102,957,243
+1.59%, 3.096%, 3/1/45	2,355,457	2,409,794
+1.61%, 2.561%, 4/1/45	4,160,317	4,227,007
+1.57%, 2.835%, 4/1/45	25,532,587	26,039,727
+1.59%, 2.643%, 8/1/45	9,064,896	9,210,358
+1.58%, 2.648%, 8/1/45	7,813,269	7,950,537
+1.58%, 2.819%, 10/1/45	19,662,742	20,036,591
+1.60%, 2.603%, 11/1/45	15,499,761	15,741,084
+1.61%, 2.745%, 3/1/46	2,541,844	2,583,255
+1.60%, 2.418%, 4/1/46	25,777,618	26,274,405
+1.59%, 2.685%, 4/1/46	5,649,362	5,738,763
+1.61%, 2.705%, 4/1/46	4,677,861	4,751,553
+1.57%, 2.775%, 4/1/46	13,573,818	13,800,960

	PAR VALUE	VALUE
+1.61%, 2.924%, 4/1/46	$3,929,442	$3,990,890
+1.58%, 2.467%, 5/1/46	7,153,406	7,260,057
+1.59%, 2.727%, 6/1/46	7,983,819	8,128,185
+1.60%, 2.74%, 6/1/46	2,397,369	2,441,227
+1.59%, 2.666%, 7/1/46	2,435,907	2,477,817
+1.62%, 2.298%, 12/1/46	5,915,731	5,954,873
+1.61%, 3.079%, 6/1/47	19,072,207	19,399,458
+1.61%, 3.157%, 6/1/47	21,591,420	21,997,349
+1.59%, 3.119%, 7/1/47	17,427,411	17,753,378
+1.61%, 3.137%, 7/1/47	7,476,435	7,617,178
+1.60%, 2.707%, 8/1/47	22,461,712	22,866,246
+1.61%, 3.006%, 8/1/47	6,633,541	6,736,613
+1.61%, 3.033%, 8/1/47	5,808,061	5,901,068
+1.59%, 3.236%, 8/1/47	7,763,131	7,928,435
+1.57%, 2.883%, 10/1/47	5,055,947	5,120,607
+1.61%, 3.057%, 10/1/47	8,767,453	8,907,225
+1.61%, 2.88%, 11/1/47	5,573,251	5,638,195
+1.59%, 2.954%, 11/1/47	14,446,932	14,666,304
+1.61%, 3.115%, 1/1/48	3,772,355	3,819,121
+1.61%, 3.138%, 1/1/48	6,685,476	6,818,867
+1.61%, 3.073%, 3/1/48	8,741,202	8,896,585
+1.61%, 3.175%, 4/1/48	9,730,221	9,920,900
+1.61%, 3.167%, 5/1/48	78,317,009	79,852,624
+1.62%, 3.496%, 8/1/48	8,115,045	8,319,440
+1.62%, 3.313%, 10/1/48	18,510,357	18,894,285
+1.60%, 3.386%, 4/1/49	11,037,105	11,223,346
+1.61%, 3.668%, 8/1/49	88,684,680	91,178,378
+1.62%, 3.73%, 8/1/49	51,365,439	52,855,639
+1.61%, 3.444%, 9/1/49	82,497,564	84,531,349
+1.61%, 3.453%, 9/1/49	57,813,850	59,290,520
+1.62%, 3.357%, 10/1/49	10,220,012	10,474,435
USD LIBOR 6-Month
+1.41%, 3.52%, 8/1/34	1,172,946	1,205,366
+1.50%, 3.608%, 1/1/35	656,926	675,952
+1.57%, 3.802%, 11/1/35	846,516	872,385
Freddie Mac, Hybrid ARM(e) 1-Year U.S. Treasury CMT
+2.25%, 4.953%, 2/1/34	2,086,768	2,190,759
+2.25%, 4.025%, 11/1/34	884,160	935,205
+2.25%, 5.00%, 2/1/35	509,211	535,876
+2.13%, 4.625%, 4/1/35	181,289	186,917
+1.67%, 3.999%, 1/1/36	1,610,280	1,669,354
+2.25%, 4.642%, 1/1/36	2,126,346	2,245,631
USD LIBOR 12-Month
+1.78%, 4.143%, 9/1/33	3,265,388	3,420,543
+1.80%, 4.129%, 8/1/34	492,234	516,636
+1.63%, 4.703%, 1/1/35	257,717	267,906
+1.80%, 4.672%, 3/1/35	674,523	708,192
+1.73%, 4.226%, 8/1/35	701,738	735,558
+1.87%, 4.229%, 8/1/35	1,582,812	1,668,012
+1.83%, 4.077%, 9/1/35	863,526	884,966
+1.63%, 4.092%, 10/1/35	1,202,131	1,256,211
+1.59%, 3.845%, 1/1/36	688,306	716,802
+1.88%, 4.703%, 4/1/36	1,568,099	1,653,208
+1.78%, 3.858%, 12/1/36	1,352,476	1,420,280
+1.77%, 4.80%, 1/1/37	974,628	1,023,317
+1.57%, 4.678%, 3/1/37	971,647	998,021
+1.55%, 4.442%, 4/1/37	808,660	844,997
+1.71%, 4.623%, 4/1/37	807,565	839,426
+1.63%, 4.50%, 5/1/37	536,926	561,102
+1.63%, 4.388%, 7/1/37	2,904,467	3,046,081
+2.09%, 4.335%, 10/1/37	106,716	112,738
+2.04%, 5.101%, 1/1/38	301,397	315,138
+1.61%, 4.177%, 2/1/38	2,047,042	2,138,966
+1.74%, 4.634%, 4/1/38	1,960,905	2,060,914
+1.85%, 4.739%, 4/1/38	2,946,170	3,102,558

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.89%, 4.767%, 5/1/38	$590,741	$611,767
+1.67%, 4.414%, 6/1/38	1,620,170	1,698,870
+1.73%, 4.294%, 10/1/38	233,852	243,008
+1.74%, 4.344%, 10/1/38	1,726,299	1,812,396
+1.78%, 4.528%, 11/1/39	876,476	923,139
+1.85%, 4.437%, 7/1/43	1,067,846	1,115,345
+1.71%, 4.375%, 8/1/43	12,610,119	13,096,596
+1.64%, 2.781%, 10/1/43	1,413,258	1,451,501
+1.58%, 2.856%, 1/1/44	2,281,091	2,334,064
+1.61%, 3.083%, 1/1/44	2,683,387	2,748,207
+1.62%, 2.837%, 2/1/44	7,531,884	7,694,543
+1.64%, 3.123%, 4/1/44	2,157,768	2,208,509
+1.63%, 3.148%, 4/1/44	4,662,609	4,772,478
+1.63%, 2.998%, 5/1/44	66,108,780	67,694,769
+1.62%, 2.854%, 6/1/44	4,021,466	4,099,211
+1.62%, 3.096%, 6/1/44	13,122,167	13,430,796
+1.62%, 3.062%, 7/1/44	4,639,325	4,740,665
+1.63%, 3.076%, 7/1/44	3,386,596	3,458,002
+1.61%, 2.848%, 8/1/44	5,457,372	5,552,113
+1.62%, 3.023%, 8/1/44	6,647,292	6,783,499
+1.63%, 3.075%, 8/1/44	6,543,327	6,680,338
+1.62%, 2.682%, 9/1/44	6,426,794	6,520,761
+1.62%, 2.781%, 9/1/44	6,821,495	6,918,109
+1.62%, 2.841%, 9/1/44	5,901,532	6,008,602
+1.62%, 2.821%, 10/1/44	3,583,914	3,642,227
+1.62%, 2.881%, 10/1/44	11,019,662	11,244,406
+1.61%, 2.913%, 10/1/44	8,301,234	8,448,106
+1.63%, 2.913%, 10/1/44	9,864,105	10,069,690
+1.63%, 3.025%, 10/1/44	10,011,848	10,209,830
+1.60%, 2.693%, 11/1/44	12,705,462	12,933,896
+1.63%, 2.737%, 11/1/44	6,097,664	6,209,042
+1.63%, 2.803%, 11/1/44	9,513,569	9,670,399
+1.61%, 2.887%, 11/1/44	6,414,981	6,547,426
+1.61%, 2.901%, 11/1/44	17,285,430	17,587,068
+1.61%, 2.904%, 11/1/44	5,033,350	5,125,908
+1.62%, 2.924%, 11/1/44	9,993,717	10,209,603
+1.62%, 2.934%, 11/1/44	8,421,782	8,596,454
+1.63%, 2.936%, 11/1/44	13,501,113	13,752,431
+1.63%, 2.941%, 11/1/44	8,122,119	8,294,596
+1.60%, 3.005%, 11/1/44	4,507,970	4,612,990
+1.63%, 2.71%, 12/1/44	2,698,689	2,746,672
+1.63%, 2.83%, 12/1/44	13,825,550	14,102,120
+1.62%, 2.893%, 12/1/44	8,254,394	8,431,057
+1.63%, 2.901%, 12/1/44	11,435,327	11,677,631
+1.62%, 2.938%, 12/1/44	5,862,532	5,989,687
+1.62%, 2.64%, 1/1/45	8,895,931	9,048,811
+1.63%, 2.836%, 1/1/45	7,457,417	7,610,366
+1.62%, 2.837%, 1/1/45	7,247,568	7,386,598
+1.62%, 2.922%, 1/1/45	12,989,448	13,261,288
+1.63%, 3.071%, 1/1/45	16,279,116	16,613,100
+1.62%, 2.876%, 2/1/45	10,684,287	10,899,588
+1.62%, 2.588%, 4/1/45	4,889,852	4,970,076
+1.63%, 2.60%, 5/1/45	33,654,644	34,183,218
+1.63%, 2.755%, 6/1/45	3,760,184	3,825,330
+1.63%, 2.651%, 8/1/45	9,536,895	9,682,162
+1.64%, 2.74%, 8/1/45	26,710,853	27,162,801
+1.61%, 2.816%, 8/1/45	6,439,688	6,553,157
+1.63%, 2.803%, 9/1/45	7,901,967	8,042,387
+1.63%, 2.724%, 5/1/46	170,596,151	173,510,392
+1.62%, 2.751%, 5/1/46	11,588,725	11,767,969
+1.62%, 2.605%, 7/1/46	18,209,491	18,477,821
+1.63%, 2.533%, 9/1/46	33,983,483	34,336,715
+1.63%, 3.167%, 6/1/47	8,606,124	8,751,787
+1.63%, 3.182%, 8/1/47	5,129,759	5,219,066
+1.64%, 3.099%, 10/1/47	6,707,398	6,816,870
+1.64%, 3.146%, 11/1/47	3,447,430	3,507,572
+1.64%, 3.573%, 2/1/49	27,545,963	28,243,574

	PAR VALUE	VALUE
USD LIBOR 6-Month
+1.60%, 3.794%, 8/1/36	$1,578,173	$1,636,011
Freddie Mac Gold, 15 Year
5.50%, 10/1/20-12/1/24	608,142	617,229
6.00%, 8/1/21-11/1/23	3,749,546	3,874,564
4.50%, 3/1/25-6/1/26	6,734,087	7,027,359
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,514,886	1,682,624
4.50%, 5/1/30-1/1/34	74,673,212	80,148,998
4.00%, 9/1/31-10/1/35	356,767,188	380,027,146
3.50%, 7/1/35-1/1/36	139,531,193	145,877,262
Freddie Mac Gold, 30 Year
7.90%, 2/17/21	437	437
7.00%, 4/1/31-11/1/38	2,317,031	2,607,186
6.50%, 12/1/32-10/1/38	7,718,824	8,763,994
6.00%, 12/1/33-2/1/39	13,507,839	15,411,381
5.50%, 3/1/34-12/1/38	38,522,067	43,241,945
4.50%, 3/1/39-2/1/49	1,778,001,815	1,899,385,047
4.50%, 3/1/49	251,339,762	264,914,364
4.00%, 11/1/45-11/1/47	634,871,625	671,900,928
Freddie Mac Pool, 15 Year
6.00%, 10/1/21	1,940	1,980
Freddie Mac Pool, 20 Year
3.50%, 8/1/39	241,531,740	251,490,758
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	8,302	9,638
4.50%, 7/1/42-4/1/49	438,001,453	461,445,775
Ginnie Mae, 20 Year
4.00%, 1/20/35	6,325,044	6,535,341
Ginnie Mae, 30 Year
7.80%, 7/15/20-1/15/21	6,250	6,269
7.85%, 1/15/21	1,221	1,223
7.50%, 12/15/23-5/15/25	460,296	493,875
7.00%, 5/15/28	165,177	179,592

		18,511,561,803
PRIVATE LABEL CMO & REMIC: 0.0%(h)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	2,785,084	3,065,982
Seasoned Credit Risk Transfer Trust Series 2017-4 M45T, 4.50%, 6/25/57	24,534,699	26,218,197

		29,284,179

		21,747,521,011

		26,354,601,119
CORPORATE: 34.0%
FINANCIALS: 11.6%
Bank of America Corp.
3.004%, 12/20/23(f)	422,916,000	433,107,684
4.20%, 8/26/24	163,140,000	175,112,031
4.25%, 10/22/26	185,082,000	201,695,256
Barclays PLC (United Kingdom)
4.375%, 9/11/24	239,204,000	251,098,538
4.836%, 5/9/28	77,975,000	83,995,812
BNP Paribas SA (France)
4.25%, 10/15/24	381,716,000	409,184,997
4.375%, 9/28/25(b)	70,131,000	75,479,453
4.375%, 5/12/26(b)	102,019,000	109,441,127
4.625%, 3/13/27(b)	232,400,000	253,937,256
Boston Properties, Inc.
4.125%, 5/15/21	52,852,000	54,082,632
3.85%, 2/1/23	76,031,000	79,627,389
3.125%, 9/1/23	19,500,000	20,111,711
3.80%, 2/1/24	64,024,000	67,677,868

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
3.20%, 1/15/25	$47,075,000	$48,823,165
3.65%, 2/1/26	19,580,000	20,728,560
4.50%, 12/1/28	101,325,000	114,752,952
Capital One Financial Corp.
3.50%, 6/15/23	129,377,000	134,366,485
3.75%, 4/24/24	14,640,000	15,406,397
3.20%, 2/5/25	45,901,000	47,506,234
4.20%, 10/29/25	121,149,000	130,644,392
Citigroup, Inc.
3.50%, 5/15/23	72,730,000	75,659,157
4.00%, 8/5/24	31,300,000	33,495,673
USD LIBOR 3-Month +6.37%, 8.306%, 10/30/40(a)	427,488,075	474,511,763
Equity Residential
4.625%, 12/15/21	108,687,000	113,526,832
3.00%, 4/15/23	47,300,000	48,685,536
3.375%, 6/1/25	77,890,000	81,787,465
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	85,935,000	89,105,837
9.30%, 6/1/21	100,000	109,354
2.65%, 1/5/22	32,865,000	33,214,540
3.262%, 3/13/23(f)	13,570,000	13,874,347
3.60%, 5/25/23	63,550,000	66,256,742
3.95%, 5/18/24(f)	133,680,000	140,565,870
4.30%, 3/8/26	116,100,000	126,316,716
6.50%, 5/2/36	218,122,000	297,540,390
6.50%, 9/15/37	230,191,000	316,577,781
6.80%, 6/1/38	20,025,000	28,475,318
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	95,801,273
4.125%, 12/15/26	119,864,000	131,173,304
4.25%, 10/1/27	125,244,000	138,500,968
8.75%, 9/1/30(a)	81,412,000	118,601,343
Lloyds Banking Group PLC (United Kingdom)
4.05%, 8/16/23	131,150,000	138,969,803
4.50%, 11/4/24	218,317,000	233,289,095
4.65%, 3/24/26	92,232,000	100,215,530
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	340,311,000	372,298,461
6.10%, 6/10/23	19,737,000	21,717,751
6.00%, 12/19/23	350,211,000	389,225,020
5.125%, 5/28/24	28,169,000	30,497,239
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(f)	292,266,000	335,823,004
Unum Group
7.25%, 3/15/28	18,838,000	23,276,166
6.75%, 12/15/28	8,107,000	10,065,018
Wells Fargo & Co.
3.55%, 8/14/23	244,815,000	256,501,060
4.10%, 6/3/26	130,170,000	140,257,860
4.30%, 7/22/27	159,265,000	174,354,336

		7,377,050,491
INDUSTRIALS: 20.8%
AbbVie, Inc. 3.20%, 11/21/29(b)	239,530,000	243,524,019
4.05%, 11/21/39(b)	99,360,000	105,004,562
4.25%, 11/21/49(b)	121,960,000	128,355,980
AT&T, Inc. 8.75%, 11/15/31	100,978,000	143,356,156
5.35%, 9/1/40	59,744,000	71,929,580
4.75%, 5/15/46	78,945,000	89,084,988
5.65%, 2/15/47	122,520,000	155,860,808
5.45%, 3/1/47	140,205,000	173,671,507
Bayer AG (Germany) 3.875%, 12/15/23(b)	301,635,000	316,414,273
4.25%, 12/15/25(b)	133,965,000	144,427,227

	PAR VALUE	VALUE
4.375%, 12/15/28(b)	$170,210,000	$185,558,117
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(a)(b)(f)	55,286,000	64,915,163
Burlington Northern Santa Fe LLC(d)
8.251%, 1/15/21	978,256	1,004,184
3.05%, 9/1/22	39,535,000	40,619,973
5.943%, 1/15/23	8,173	8,314
3.85%, 9/1/23	79,525,000	84,452,217
5.72%, 1/15/24	9,702,747	10,339,866
5.342%, 4/1/24	2,751,962	2,887,828
5.629%, 4/1/24	11,937,632	12,632,876
5.996%, 4/1/24	26,189,768	28,535,048
3.442%, 6/16/28(b)	75,389,733	79,687,829
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(b)	72,394,000	74,421,756
5.70%, 1/11/25(b)	225,456,000	231,658,295
6.125%, 5/5/25(b)	113,075,000	117,316,443
7.75%, 4/16/26(b)	138,048,000	150,127,200
Charter Communications, Inc.
5.00%, 2/1/20	20,700,000	20,738,765
4.125%, 2/15/21	33,095,000	33,624,628
4.00%, 9/1/21	40,609,000	41,546,655
4.908%, 7/23/25	109,110,000	120,103,598
6.55%, 5/1/37	46,188,000	56,543,275
6.75%, 6/15/39	112,072,000	142,012,837
6.484%, 10/23/45	450,292,000	561,550,287
5.375%, 5/1/47	57,310,000	64,117,129
5.75%, 4/1/48	195,865,000	228,118,497
Cigna Corp.
4.00%, 2/15/22(b)	62,964,000	64,983,780
7.65%, 3/1/23(b)	7,217,000	8,279,632
3.75%, 7/15/23	244,625,000	256,385,572
4.125%, 11/15/25	47,550,000	51,548,640
7.875%, 5/15/27(b)	26,720,000	34,638,090
4.375%, 10/15/28	154,300,000	170,728,326
Cox Enterprises, Inc.
3.25%, 12/15/22(b)	94,333,000	96,986,380
2.95%, 6/30/23(b)	251,295,000	255,878,671
3.85%, 2/1/25(b)	231,475,000	245,137,548
3.35%, 9/15/26(b)	139,412,000	143,876,141
3.50%, 8/15/27(b)	48,562,000	50,728,118
CRH PLC (Ireland) 3.875%, 5/18/25(b)	181,839,000	194,118,868
CSX Corp.
9.75%, 6/15/20	10,067,000	10,402,413
6.251%, 1/15/23	10,784,691	11,740,485
CVS Health Corp.
4.10%, 3/25/25	42,500,000	45,587,279
4.30%, 3/25/28	153,100,000	167,068,137
4.78%, 3/25/38	89,275,000	101,189,390
Dell Technologies, Inc. 5.45%, 6/15/23(b)	90,089,000	97,661,767
Dillard’s, Inc.
7.875%, 1/1/23	275,000	297,064
7.75%, 7/15/26	21,016,000	23,713,850
7.75%, 5/15/27	12,848,000	14,684,408
7.00%, 12/1/28	28,225,000	31,338,538
Dow, Inc.
7.375%, 11/1/29	69,100,000	91,536,069
9.40%, 5/15/39	153,811,000	251,915,307
5.25%, 11/15/41	39,918,000	46,586,258
Elanco Animal Health, Inc.
3.912%, 8/27/21	32,870,000	33,713,717
4.272%, 8/28/23	32,775,000	34,599,454
4.90%, 8/28/28	46,519,000	50,560,547
Ford Motor Credit Co. LLC(d)
5.75%, 2/1/21	192,923,000	199,117,981

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
5.875%, 8/2/21	$169,660,000	$177,577,642
3.813%, 10/12/21	194,775,000	198,330,168
5.596%, 1/7/22	105,725,000	111,378,973
3.219%, 1/9/22	30,125,000	30,335,698
4.25%, 9/20/22	3,142,000	3,248,697
4.14%, 2/15/23	127,081,000	130,672,397
4.375%, 8/6/23	49,659,000	51,604,904
4.063%, 11/1/24	39,570,000	40,356,163
HCA Healthcare, Inc.
4.125%, 6/15/29	73,620,000	78,009,945
5.125%, 6/15/39	39,000,000	43,041,139
5.25%, 6/15/49	43,600,000	48,599,149
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(b)	580,620,000	612,176,819
3.875%, 7/26/29(b)	195,925,000	197,371,888
Kinder Morgan, Inc.
6.50%, 2/1/37	50,861,000	63,419,916
6.95%, 1/15/38	92,139,000	121,813,181
6.50%, 9/1/39	72,546,000	91,962,782
5.00%, 8/15/42	78,782,000	86,175,839
5.00%, 3/1/43	86,308,000	94,879,768
5.50%, 3/1/44	96,910,000	113,147,829
5.40%, 9/1/44	69,297,000	80,044,046
Macy’s, Inc.
6.70%, 7/15/34	77,960,000	87,721,070
4.50%, 12/15/34	95,617,000	90,828,390
6.375%, 3/15/37	21,354,000	22,689,761
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	24,164,260
Occidental Petroleum Corp.
2.90%, 8/15/24	107,365,000	109,023,368
3.20%, 8/15/26	38,905,000	39,364,108
3.50%, 8/15/29	91,530,000	93,307,992
Prosus NV (Netherlands)
6.00%, 7/18/20(b)	220,010,000	223,550,401
5.50%, 7/21/25(b)	347,931,000	386,236,811
4.85%, 7/6/27(b)	140,217,000	152,752,119
RELX PLC (United Kingdom)
3.125%, 10/15/22	146,687,000	151,083,626
3.50%, 3/16/23	64,115,000	66,627,774
4.00%, 3/18/29	59,330,000	64,355,634
TC Energy Corp. (Canada)
5.625%, 5/20/75(a)(f)	237,639,000	247,738,657
5.875%, 8/15/76(a)(f)	84,536,000	90,986,097
5.30%, 3/15/77(a)(f)	282,129,000	289,735,198
5.50%, 9/15/79(a)(f)	138,575,000	145,434,462
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	241,154,000	259,240,550
7.20%, 7/18/36	61,253,000	72,572,554
7.721%, 6/4/38	166,317,000	204,569,910
The Walt Disney Co.
6.20%, 12/15/34	14,795,000	20,736,933
6.65%, 11/15/37	79,075,000	117,221,763
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	151,950,000	163,157,832
5.25%, 6/6/29(b)	137,300,000	144,782,850
Union Pacific Corp.
6.061%, 1/17/23	1,939,227	2,116,964
4.698%, 1/2/24	1,514,664	1,580,543
5.082%, 1/2/29	4,539,555	4,873,579
5.866%, 7/2/30	27,919,074	31,313,373
6.176%, 1/2/31	24,386,051	28,033,312
Verizon Communications, Inc. 4.272%, 1/15/36	166,472,000	187,965,405
Vodafone Group PLC (United Kingdom) 7.00%, 4/4/79(a)(f)	201,235,000	236,118,431

	PAR VALUE	VALUE
Xerox Holdings Corp.
2.75%, 9/1/20	$22,690,000	$22,620,682
4.50%, 5/15/21	100,501,000	103,212,517
4.07%, 3/17/22	2,349,000	2,401,852
Zoetis, Inc.
3.45%, 11/13/20	39,377,000	39,800,002
4.50%, 11/13/25	166,139,000	183,837,610

		13,195,055,643
UTILITIES: 1.6%
Dominion Energy, Inc.
2.579%, 7/1/20	32,099,000	32,165,261
4.104%, 4/1/21	97,451,000	99,854,647
5.75%, 10/1/54(a)(f)	232,036,000	250,088,408
Enel SPA (Italy)
4.25%, 9/14/23(b)	30,675,000	32,458,124
4.625%, 9/14/25(b)	120,488,000	131,349,399
3.625%, 5/25/27(b)	38,125,000	39,457,714
6.80%, 9/15/37(b)	174,509,000	231,841,189
6.00%, 10/7/39(b)	161,224,000	202,669,368

		1,019,884,110

		21,591,990,244
TOTAL DEBT SECURITIES (Cost $59,889,761,215)		$62,319,566,724

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

PORTFOLIO OF INVESTMENTS	December 31, 2019

SHORT-TERM INVESTMENTS: 1.4%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 1.0%
Bank of Montreal(c)
1.48%, dated 12/31/19, due 1/2/20, maturity value $156,712,884	$156,700,000	$156,700,000
Fixed Income Clearing Corporation(c)
1.00%, dated 12/31/19, due 1/2/20, maturity value $194,326,795	194,316,000	194,316,000
Royal Bank of Canada(c)
1.53%, dated 12/31/19, due 1/2/20, maturity value $313,326,631	313,300,000	313,300,000

		664,316,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	254,584,447	254,584,447

TOTAL SHORT-TERM INVESTMENTS (Cost $918,900,447)		$918,900,447

TOTAL INVESTMENTS IN SECURITIES (Cost $60,808,661,662)	99.5%	$63,238,467,171
OTHER ASSETS LESS LIABILITIES	0.5%	307,094,384

NET ASSETS	100.0%	$63,545,561,555

(a)	Hybrid security has characteristics of both a debt and equity security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Notes 1.125%-2.875%, 7/31/20-5/15/46 and U.S. Treasury Inflation Indexed Notes 0.125%-1.375%, 7/15/24-2/15/45. Total collateral value is $159,847,229.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.50%, 8/31/21. Total collateral value is $198,206,175.

Royal Bank of Canada: U.S. Treasury Notes 2.125%-2.875%, 9/30/23-5/15/27 and U.S. Treasury Inflation Indexed Notes 3.375%-3.875%, 4/15/29-4/15/32. Total collateral value is $319,593,355.

(d)	Subsidiary (see below)
(e)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(f)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(g)	Inflation-linked
(h)	Rounds to 0.0%.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019
ASSETS:
Investments in securities, at value (cost $60,808,661,662)	$63,238,467,171
Cash	1,182,783
Receivable for investments sold	17,460,944
Receivable for Fund shares sold	79,554,791
Interest receivable	411,467,061
Prepaid expenses and other assets	304,550

63,748,437,300

LIABILITIES:
Payable for Fund shares redeemed	177,678,190
Management fees payable	21,521,249
Accrued expenses	3,676,306

202,875,745

NET ASSETS	$63,545,561,555

NET ASSETS CONSIST OF:
Paid in capital	$60,964,832,308
Distributable earnings	2,580,729,247

$63,545,561,555

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,530,761,843
Net asset value per share	$14.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2019
INVESTMENT INCOME:
Dividends	$38,568,317
Interest	2,062,523,768

2,101,092,085

EXPENSES:
Management fees	237,350,192
Custody and fund accounting fees	740,839
Transfer agent fees	7,919,343
Professional services	240,391
Shareholder reports	1,954,008
Registration fees	1,202,626
Trustees’ fees	341,667
Miscellaneous	678,673

250,427,739

NET INVESTMENT INCOME	1,850,664,346

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	640,367,179
Futures contracts	(65,402,334)
Net change in unrealized appreciation/depreciation
Investments in securities	2,943,215,105
Futures contracts	27,176,840

Net realized and unrealized gain	3,545,356,790

NET CHANGE IN NET ASSETS FROM OPERATIONS	$5,396,021,136

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$1,850,664,346	$1,688,153,909
Net realized gain (loss)	574,964,845	67,886,229
Net change in unrealized appreciation/depreciation	2,970,391,945	(1,942,972,195)

	5,396,021,136	(186,932,057)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(2,203,565,377)	(1,887,086,223)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	15,958,728,359	14,058,784,954
Reinvestment of distributions	1,912,882,574	1,568,832,950
Cost of shares redeemed	(11,832,125,919)	(13,526,739,100)

Net change from Fund share transactions	6,039,485,014	2,100,878,804

Total change in net assets	9,231,940,773	26,860,524

NET ASSETS:
Beginning of year	54,313,620,782	54,286,760,258

End of year	$63,545,561,555	$54,313,620,782

SHARE INFORMATION:
Shares sold	1,153,948,397	1,043,147,794
Distributions reinvested	137,478,496	117,588,178
Shares redeemed	(857,254,896)	(1,008,309,102)

Net change in shares outstanding	434,171,997	152,426,870

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll”

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$11,120,107,599
Government-Related	—	3,252,867,762
Securitized	—	26,354,601,119
Corporate	—	21,591,990,244
Short-term Investments
Repurchase Agreements	—	664,316,000
Money Market Fund	254,584,447	—

Total Securities	$254,584,447	$62,983,882,724

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as “initial margin”) in a segregated account with the clearing broker. Subsequent payments (referred to as “variation margin”) to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying assets. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund did not have open futures contracts at December 31, 2019.

Additional derivative information The following summarizes the effect of derivative instruments on the Statement of Operations.

Interest Rate Derivatives
Net realized gain (loss)
Futures contracts	$(65,402,334)

Net change in unrealized appreciation/depreciation
Futures contracts	$27,176,840

The following summarizes the range of volume in the Fund’s derivative instruments during the year ended December 31, 2019.

Derivative		% of Net Assets
Futures contracts	USD notional value	0-1%

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

DODGE & COX INCOME FUND ▪ PAGE 17

NOTES TO FINANCIAL STATEMENTS

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary income	$1,993,518,195		$1,653,646,376
	($0.462 per share	)	($0.398 per share	)
Long-term capital gain	$210,047,182		$233,439,847
	($0.047 per share	)	($0.057 per share	)

At December 31, 2019, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$35,103,885
Undistributed long-term capital gain	115,979,668

At December 31, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$60,808,821,477

Unrealized appreciation	2,623,673,988
Unrealized depreciation	(194,028,294)

Net unrealized appreciation	2,429,645,694

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2019, the Fund’s commitment fee amounted to $381,795 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2019, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,453,152,078 and $7,691,881,822 respectively. For the year ended December 31, 2019, purchases and sales of U.S. government securities aggregated $30,295,157,112 and $20,868,219,196 respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Fund’s adoption of the updated accounting standards on January 1, 2019 did not have a material impact on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 18 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.26	$13.76	$13.59	$13.29	$13.78
Income from investment operations:
Net investment income	0.44	0.41	0.38	0.42	0.40
Net realized and unrealized gain (loss)	0.84	(0.45)	0.21	0.32	(0.48)

Total from investment operations	1.28	(0.04)	0.59	0.74	(0.08)

Distributions to shareholders from:
Net investment income	(0.43)	(0.40)	(0.38)	(0.42)	(0.40)
Net realized gain	(0.08)	(0.06)	(0.04)	(0.02)	(0.01)

Total distributions	(0.51)	(0.46)	(0.42)	(0.44)	(0.41)

Net asset value, end of year	$14.03	$13.26	$13.76	$13.59	$13.29

Total return	9.73%	(0.31)%	4.36%	5.62%	(0.59)%
Ratios/supplemental data:
Net assets, end of year (millions)	$63,546	$54,314	$54,287	$46,632	$43,125
Ratio of expenses to average net assets	0.42%	0.42%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.12%	3.02%	2.80%	3.11%	2.97%
Portfolio turnover rate	49%	37%	19%	27%	24%

See accompanying Notes to Financial Statements

DODGE & COX INCOME FUND ▪ PAGE 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Income Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 20 ▪ DODGE & COX INCOME FUND

SPECIAL 2019 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $210,047,182 as long-term capital gain distributions in 2019.

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s legal, compliance, treasury, operations, trading, and portfolio management departments, which is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Committee refreshed its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in February, 2019 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 12, 2019. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period (ii) the Fund’s investment strategy is appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2019, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2020 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 7, 2019 and again on December 12, 2019 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory

DODGE & COX INCOME FUND ▪ PAGE 21

filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox regarding any material conflicts of interest between the Funds and Dodge & Cox or its other clients, and regarding how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $211 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence. The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group medians in net expense ratios. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board noted that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where

PAGE 22 ▪ DODGE & COX INCOME FUND

separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the

Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX INCOME FUND ▪ PAGE 23

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 24 ▪ DODGE & COX INCOME FUND

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DODGE & COX INCOME FUND ▪ PAGE 25

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PAGE 26 ▪ DODGE & COX INCOME FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years and Other Relevant Experience**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (61)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (58)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (60)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, and GFIIC; member of USEIC (until January 2020)	—
Roberta R.W. Kameda (59)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (62)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (45)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (53)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (70)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2015-2018); Partner of Arnold & Porter (until 2015); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (59)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013)
Robert B. Morris III (67)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (51)	Trustee (since 2020)	Managing Partner of Merlone Geier Partners (since 2018); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011).	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (68)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (68)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (73)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of January 15, 2020.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 27

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2019

Annual Report

December 31, 2019

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

Important Notice:

Beginning on January 1, 2021, we intend to discontinue mailing paper copies of the Fund’s shareholder reports as permitted by new regulations adopted by the Securities and Exchange Commission, unless you specifically request paper copies from Dodge & Cox Funds or from your financial intermediary, such as a broker-dealer or bank. The reports will remain available to you on the Dodge & Cox Funds website (dodgeandcox.com), and you will be notified by mail each time a report is posted and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by enrolling in e-delivery on the Funds website, or, if you are invested through a financial intermediary, by updating your mailing preferences through the intermediary.

If you wish to continue receiving paper copies of all future shareholder reports, please contact us at (800) 621-3979. Reports will be provided to you free of charge. If you are invested through a financial intermediary, you may contact your financial intermediary to request to receive paper copies. Your election to receive reports in paper form will apply to all funds held with Dodge & Cox Funds or through your financial intermediary, as applicable.

12/19 GBF AR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of 12.2% for the year ended December 31, 2019, compared to 6.8% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).

MARKET COMMENTARY

2019 was a strong year for bond returns as declines in interest rates and credit yield premiumsa across nearly all markets powered significant price increases. The Bloomberg Barclays Global Agg’s annual return was the second-highest in the past decade, despite a modest drag from currency (primarily the euro’s depreciation versus the U.S. dollar). The fall in interest rates was largely driven by renewed monetary easing by major central banks and concerns regarding low growth and inflation outlooks. Pessimism with respect to the economic outlook peaked in August: at that point, the U.S. Treasury yield curve inverted, bond market prices implied a recession probability of approximately 35%, and the stockpile of negative-yielding global debt grew to $17 trillion. But these seemingly foreboding indicators subsided in the fourth quarter. Moreover, despite a myriad of troublesome geopolitical headlines (e.g., trade tensions, Brexit, U.S. impeachment proceedings), investor risk appetite was strong, driving positive returns across a variety of asset classes, including equities, emerging market debt, and corporate bonds. As we enter 2020, the longest U.S. economic expansion on record continues and global growth is expected to pick up modestly.

The Bloomberg Barclays U.S. Corporate Bond Index returned 14.5%,b the highest since 2009. Triple-B bonds outperformed higher-rated securities, despite many negative headlines throughout the year related to the growth in the triple-B bond market and the potential for credit rating downgrades. The decline in yield premiums that drove this performance has left valuations near post-financial crisis highs, which suggests that recent excess returns are unlikely to be repeated. Nonetheless, even at mediocre valuation levels, we believe the long-term outlook for corporate bonds is still positive, particularly for a hand-picked, carefully-researched set of issuers.

Facing significant global economic and political uncertainty and weak manufacturing data, the Federal Reserve reversed course from the year prior and carried out a “mid-cycle adjustment” of three rate cuts. In the fourth quarter, better-than-expected GDP growth and continued strong employment data (e.g., the U.S. unemployment rate is 3.5%, a 50-year low) led Fed Chair Jerome Powell to express a “patient wait-and-see approach regarding further policy actions.” Many other central banks joined the rate cutting bandwagon in 2019. The European Central Bank (ECB) and the Bank of Japan maintained negative policy rates and are expected to leave rates unchanged for the foreseeable future. Overall, developed market government bond yields are low and, in our view, do not offer compelling value.

The U.S. dollar did not move much on a broad trade-weighted basis, but there was significant variation amongst individual currencies. The British pound appreciated sharply in the fourth quarter, when Brexit uncertainty subsided following a surprisingly strong electoral victory for Boris Johnson’s Conservative Party. While the decline in Brexit uncertainty provided some support to the euro, the currency mildly depreciated during the year due to

ECB easing, a recession in Italy, social unrest in France, and weak industrial production in Germany. Within emerging markets, the Russian ruble appreciated strongly as concerns about sanctions receded and fiscal balances improved, while the Argentine peso suffered a large depreciation as a new, less market-friendly administration was elected, capital controls were imposed, and intentions for debt restructuring were announced. Most currencies appear undervalued versus the U.S. dollar and we continue to find value in select currency opportunities.

INVESTMENT STRATEGY

We are pleased with the Fund’s double-digit returns in 2019, with positive contributions from all three primary return levers of our investment strategy—credit, rates, and currency. Performance was driven by broad market moves including declining global yields and credit yield premiums, but also particularly strong performance from a number of individual creditc issuers and emerging market currency and rates exposures. We believe these results highlight the benefit of a global, broad, and flexible fixed income investment strategy, as well as the importance of careful individual security selection.

During the year, we made several incremental adjustments to the Fund’s interest rate and currency positioning, but we were particularly active in the Credit sector. As credit valuations rose throughout the year, we significantly trimmed the Fund’s credit holdings.

Credit: A Banner Year

Credit performed exceptionally well in 2019 (the Bloomberg Barclays Global Aggregate Credit Index returned 10.7%), and was a significant driver of the Fund’s returns (as it has been over the Fund’s history). At the end of 2018, 59% of the Fund’s assets were invested in credit, a reflection of our optimism about valuations and the outlook for our individually selected holdings. However, as credit valuations increased over the year, we reduced our credit exposure by 18 percentage points via sales or trims of more than 35 issuers. For example, we reduced our exposure to Kinder Morgan,d a midstream energy company, whose bonds we first purchased in November 2014 and added to during the 2015 energy sell-off. Although the company’s fundamentals have improved since then, at current valuations we believe a smaller position size is warranted.

We enter each investment based on our assessment of the risk-reward profile over a three- to five- year horizon, and frequently hold investments for this time period or even longer. This approach facilitates the accumulation and compounding of income, provides time for our fundamental investment thesis to play out, and keeps transaction costs low. Nonetheless, we are comfortable selling a position more quickly if we no longer believe valuations reflect our assessment of the fundamentals. In January, we purchased bonds of AB InBev, the largest beverage company in the world, at a time when the credit markets were relatively stressed and yield premiums on the bonds looked attractive. However, as the broad credit market improved and AB InBev bond valuations rose, we began trimming our position during the second quarter and fully sold the position by the end of the year.

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

As of December 31, 2019, the Fund’s credit weighting is 41%, its lowest level since the inception of the Fund. This is driven by our view that yield premiums are likely to rise moderately over our long-term investment horizon and therefore current valuation levels offer only modest excess return prospects. That said, we continue to believe corporate bonds offer more value than developed market government bonds. We also believe that corporate fundamentals are relatively strong, banks are well-capitalized, and a major recession is unlikely. Furthermore, even in a market generally characterized by mediocre valuations, our research team continues to identify individual opportunities. Despite broad reduction, we added six new corporate issuers across a range of industries during the year. One of the new purchases was AbbVie, a biopharmaceutical company, which issued debt in November to help fund its acquisition of Allergan. In the coming years, we expect the company to generate tens of billions of dollars of free cash flow, which should enable it to pay down debt and improve its credit profile.

Rates: Falling Yields Everywhere (Almost)

For the global bond market as a whole, the substantial and broad-based decline in global government bond yields created a significant tailwind for returns. However, the low yield environment presents challenges for fixed income investors seeking to generate attractive long-term returns. In markets like Germany and Japan, bonds provide no income to cushion against the potential for price declines from rising rates. As of December 31, there was approximately $11 trillion in negative yielding debt outstanding (of which the Fund owns none). Even in the United States, where interest rates are higher (e.g., two-year U.S. Treasury yield of 1.6%), the level of income is quite low. While we do not foresee a major rise in inflation and interest rates, we believe the Fund’s moderate U.S.-dollar duratione—around three years—is prudent given that accepting much higher interest rate risk could result in a return profile with an asymmetric downside risk.

An important benefit of a global bond strategy is the ability to diversify interest rate risk, whereas domestic bond strategies are typically constrained to a sole market—regardless of whether it is attractively priced. As discussed above, we generally do not find developed market government bond yields compelling, but through our extensive and rigorous research efforts, we have identified several opportunities in emerging market countries. In late 2018, we added exposure to longer-dated bonds in Mexico and Indonesia. In Mexico, yields spiked to the highest level since the global financial crisis following the election of Andres Manuel Lopez Obrador (a.k.a. AMLO) as President, which drove up uncertainty and prompted fears over fiscal policies. We felt this provided an attractive entry point because yields reflected a greater degree of risk than we believed was warranted. In Indonesia, negative emerging market sentiment drove interest rates to multi-year highs, despite proactive policy responses to external risks and solid economic fundamentals, similarly providing a good entry point. Our conviction in these markets during periods of heightened volatility paid off over the course of 2019, as yields in both markets fell significantly, generating extremely strong performance from these holdings (e.g., Mexico 2047 bonds returned 36% in 2019).

During the year, we initiated positions in currency-hedged government bonds in Thailand and Korea, where we believe rates are likely to remain relatively low over our long-term investment horizon. Our positive outlook was based on our expectations for monetary accommodation on the back of stalling growth and subdued inflation, and structural headwinds that are likely to exert downward pressure on real rates over time. On a hedged basis, both markets provide yields notably higher than comparable U.S. Treasuries, and they also exhibit relatively low correlations with many of our other holdings, thus offering diversification benefits.

Currency: Differentiation is Key

Looking at the dispersion of emerging market currency returns in 2019 highlights the importance of country and currency selection. Careful analysis of economic and political dynamics across countries is essential and served the Fund well in 2019. Overall, the Fund’s currency positioning added to performance, with gains concentrated in the Mexican peso and Indonesian rupiah.

We continue to find value in several emerging market currencies that we believe offer a compelling risk-reward profile. The Fund’s newest currency exposure is the Chilean peso, which was initiated via the purchase of five-year Chilean government bonds. We established this position in November, after a significant depreciation of the peso following a rise in social unrest and political turmoil. From our perspective, Chile’s strong government institutions, history of solid macroeconomic management, and low leverage, as well as a global economic environment likely to support the price of copper (Chile’s major export), create a compelling case for the peso to appreciate to levels more aligned with those fundamentals over our long-term horizon.

IN CLOSING

We are pleased by the Fund’s strong performance over the year. However, given current valuations, the declines in interest rates and credit yield premiums that have fueled recent returns are unlikely to be repeated in the near future. Nonetheless, we are confident in our portfolio positioning and believe our flexible approach and the multiple and diverse sources of return will continue to benefit the Fund. We thank you for your continued confidence in Dodge & Cox.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

January 31, 2020

[a]	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
[b]	Unless otherwise specified, all weightings and characteristics are as of December 31, 2019.
[c]	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
[d]	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
[e]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

2019 PERFORMANCE REVIEW

The Fund returned 12.2% in 2019.

Key Contributors

▪

The Fund’s large allocation to corporate bonds (53%*) contributed strongly to returns as credit yield premiums declined. Notable outperformers include Charter Communications, AT&T, Bayer, Kinder Morgan, and TC Energy.

▪	The Fund benefited significantly from exposure to declining global interest rates, particularly in the United States, Mexico, and Indonesia.
▪	The Fund’s exposure to several emerging market currencies performed well, led by the Mexican peso and Indonesian rupiah.

Key Detractors

▪	The Fund’s small holdings of Argentine debt negatively impacted performance.

*	Denotes Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

90 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2019

	1 Year	3 Years	5 Years	Since Inception (12/5/12)
Dodge & Cox Global Bond Fund	12.23%	6.20%	4.07%	3.51%
Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg)	6.84	4.27	2.31	1.23

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2019	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,038.10	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

PORTFOLIO INFORMATION	December 31, 2019

SECTOR DIVERSIFICATION (%)(a)	% of Net Assets
Government	33.7
Government-Related	2.9
Securitized	23.3
Corporate	37.9
Net Cash & Other(b)	2.2

REGION DIVERSIFICATION (%)(a)	% of Net Assets
United States	55.8
Latin America	14.3
Europe (excluding United Kingdom)	11.7
Asia Pacific (excluding Japan)	8.6
United Kingdom	5.2
Canada	1.9
Africa	0.3

(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES: 97.8%

		PAR VALUE	VALUE
GOVERNMENT: 33.7%
Argentina Government(h) (Argentina) 4.50%, 2/13/20	USD	3,890,000	$2,189,688
Brazil Government (Brazil) 6.00%, 8/15/24(a)	BRL	2,026,000	1,915,349
Chile Government (Chile) 4.00%, 3/1/23(c)	CLP	2,130,000,000	2,985,800
Colombia Government (Colombia)
7.75%, 4/14/21	COP	19,560,000,000	6,133,740
3.00%, 3/25/33(a)	COP	13,535,660,000	4,245,730
India Government (India) 8.24%, 2/15/27	INR	795,000,000	11,958,529
Indonesia Government (Indonesia)
8.75%, 5/15/31	IDR	39,200,000,000	3,116,868
8.25%, 5/15/36	IDR	156,400,000,000	11,772,956
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	166,118,507	8,447,158
5.75%, 3/5/26	MXN	85,100,000	4,264,114
4.00%, 11/30/28(a)	MXN	76,788,216	4,255,020
8.00%, 11/7/47	MXN	74,000,000	4,285,953
Poland Government (Poland) 2.50%, 1/25/23	PLN	24,170,000	6,524,784
South Korea Government (South Korea) 3.00%, 9/10/24	KRW	3,900,000,000	3,598,479
Thailand Government (Thailand) 1.25%, 3/12/28(a)	THB	161,214,900	5,264,144
Turkey Government (Turkey) 10.50%, 8/11/27	TRY	5,785,000	904,362
U.S. Treasury Note/Bond (United States)
1.50%, 10/31/21	USD	18,000,000	17,970,459
1.50%, 11/30/21	USD	26,000,000	25,957,739
1.375%, 10/15/22	USD	3,550,000	3,526,471
1.625%, 11/15/22	USD	6,085,000	6,086,140
1.50%, 9/30/24	USD	3,660,000	3,626,048
1.50%, 10/31/24	USD	7,400,000	7,331,262

			146,360,793
GOVERNMENT-RELATED: 2.9%
Chicago Transit Authority RB (United States)
6.20%, 12/1/40	USD	225,000	294,466
6.899%, 12/1/40	USD	1,000,000	1,350,920
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	525,000	833,511
7.25%, 3/17/44	USD	1,500,000	1,819,500
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29	EUR	1,800,000	2,139,168
6.75%, 9/21/47	USD	4,061,000	4,068,635
6.35%, 2/12/48	USD	51,000	49,215
Province of Buenos Aires Argentina (Argentina) 59.739%, 5/31/22	ARS	54,100,000	519,815
State of Illinois GO (United States) 5.10%, 6/1/33	USD	1,600,000	1,724,848

			12,800,078
SECURITIZED: 23.3%
ASSET-BACKED: 4.6%
Other: 0.9%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	1,958,216	2,193,221
9.75%, 1/6/27(c)	USD	501,673	591,980
8.20%, 4/6/28(c)	USD	1,074,000	1,240,481

			4,025,682

		PAR VALUE	VALUE
Student Loan: 3.7%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25%, 3.042%, 6/25/65(c)	USD	1,325,101	$1,337,960
+1.35%, 3.142%, 6/25/65(c)	USD	900,000	907,537
+1.00%, 2.792%, 9/27/66(c)	USD	3,863,000	3,813,014
Navient Student Loan Trust (Private Loans) (United States) Series 2017-A B, 3.91%, 12/16/58(c)	USD	1,445,000	1,479,253
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95%, 2.742%, 9/25/28	USD	1,901,481	1,867,469
USD LIBOR 3-Month
+0.11%, 2.004%, 12/15/32(c)	USD	3,047,263	2,880,518
+0.45%, 2.344%, 12/15/32(c)	USD	1,093,516	1,047,661
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(c)	USD	1,506,170	1,508,489
Series 2018-C B, 4.00%, 11/17/42(c)	USD	1,000,000	1,027,699

			15,869,600

			19,895,282
CMBS: 0.7%
Agency CMBS: 0.7%
Freddie Mac Military Housing Trust Multifamily (United States)
4.10%, 11/25/52(c)(f)	USD	1,028,368	1,139,644
12.442%, 11/25/55(c)(f)	USD	1,619,193	1,847,284

			2,986,928
MORTGAGE-RELATED: 18.0%
Federal Agency CMO & REMIC: 2.2%
Fannie Mae (United States) Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	381,325	424,585
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(f)	USD	103,179	112,117
Series 4319 MA, 4.50%, 3/15/44(f)	USD	372,665	398,501
Ginnie Mae (United States) Series 2010-169 JZ, 4.00%, 12/20/40	USD	504,358	529,341
USD LIBOR 1-Month +0.65%, 2.424%, 9/20/69	USD	5,154,597	5,153,535
USD LIBOR 12-Month
+0.22%, 2.194%, 10/20/67	USD	583,241	576,279
+0.15%, 3.27%, 12/20/67	USD	1,429,606	1,406,103
+0.04%, 3.061%, 2/20/68	USD	1,077,885	1,057,164

			9,657,625
Federal Agency Mortgage Pass-Through: 15.8%
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	12,961	13,496
Fannie Mae, 20 Year (United States) 3.50%, 10/1/39	USD	1,627,180	1,688,699

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Fannie Mae, 30 Year (United States)
4.50%, 4/1/39-12/1/48	USD	5,137,921	$5,454,327
4.50%, 5/1/48	USD	3,088,812	3,262,969
4.50%, 3/1/49	USD	6,284,588	6,610,203
4.50%, 6/1/49	USD	6,062,782	6,376,577
Fannie Mae, Hybrid ARM(f) (United States) USD LIBOR 12-Month
+1.58%, 2.873%, 8/1/44	USD	94,574	96,419
+1.58%, 2.748%, 9/1/44	USD	158,829	161,681
+1.60%, 3.323%, 6/1/49	USD	4,833,866	4,948,595
+1.62%, 3.73%, 8/1/49	USD	2,827,933	2,909,976
Freddie Mac, Hybrid ARM(f) (United States) USD LIBOR 12-Month
+1.63%, 3.025%, 10/1/44	USD	205,192	209,250
+1.60%, 2.693%, 11/1/44	USD	522,432	531,825
+1.62%, 2.64%, 1/1/45	USD	492,580	501,045
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	54,845	62,403
4.50%, 8/1/44-8/1/47	USD	1,833,938	1,945,950
4.50%, 10/1/48	USD	4,273,935	4,515,426
4.50%, 11/1/48	USD	3,698,817	3,903,237
4.50%, 3/1/49	USD	7,049,796	7,430,548
Freddie Mac Pool, 15 Year (United States) 3.50%, 6/1/34	USD	11,831,152	12,263,788
Freddie Mac Pool, 30 Year (United States) 4.50%, 3/1/49	USD	5,625,009	5,919,310

			68,805,724

			78,463,349

			101,345,559
CORPORATE: 37.9%
FINANCIALS: 10.5%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,000,000	1,089,762
4.183%, 11/25/27	USD	2,925,000	3,168,253
Barclays PLC (United Kingdom) 4.836%, 5/9/28	USD	2,050,000	2,208,290
BNP Paribas SA (France)
4.375%, 9/28/25(c)	USD	2,400,000	2,583,033
4.625%, 3/13/27(c)	USD	1,550,000	1,693,643
Chubb, Ltd. (Switzerland) 2.50%, 3/15/38	EUR	4,275,000	5,607,057
Citigroup, Inc. (United States)
USD LIBOR 3-Month +6.37%, 8.306%, 10/30/40(b)	USD	3,300,000	3,663,000
HSBC Holdings PLC (United Kingdom) 6.00%, 3/29/40	GBP	2,851,000	5,138,442
JPMorgan Chase & Co. (United States) 1.09%, 3/11/27(g)	EUR	3,100,000	3,609,704
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	1,125,000	1,202,152
4.582%, 12/10/25	USD	3,225,000	3,489,172
Royal Bank of Scotland Group PLC (United Kingdom)
6.00%, 12/19/23	USD	3,525,000	3,917,690
5.125%, 5/28/24	USD	650,000	703,724
UniCredit SPA (Italy) 7.296%, 4/2/34(c)(g)	USD	3,850,000	4,423,773

		PAR VALUE	VALUE
Wells Fargo & Co. (United States) 4.30%, 7/22/27	USD	2,950,000	$3,229,494

			45,727,189
INDUSTRIALS: 23.9%
AbbVie, Inc. (United States) 4.25%, 11/21/49(c)	USD	2,675,000	2,815,286
AT&T, Inc. (United States) 3.15%, 9/4/36	EUR	4,300,000	5,626,278
Bayer AG (Germany) 3.75%, 7/1/74(b)(g)	EUR	4,425,000	5,341,743
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(b)(c)(g)	USD	1,425,000	1,673,192
Cemex SAB de CV (Mexico)
5.70%, 1/11/25(c)	USD	1,350,000	1,387,139
7.75%, 4/16/26(c)	USD	2,900,000	3,153,750
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	2,150,000	2,798,867
6.75%, 6/15/39	USD	1,300,000	1,647,304
6.484%, 10/23/45	USD	3,125,000	3,897,126
Cigna Corp. (United States)
3.75%, 7/15/23	USD	850,000	890,865
4.125%, 11/15/25	USD	575,000	623,354
4.375%, 10/15/28	USD	1,575,000	1,742,690
Concho Resources, Inc. (United States)
4.875%, 10/1/47	USD	500,000	582,480
4.85%, 8/15/48	USD	250,000	291,006
Cox Enterprises, Inc. (United States)
4.80%, 2/1/35(c)	USD	350,000	386,936
8.375%, 3/1/39(c)	USD	2,450,000	3,676,500
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	1,000,000	1,091,235
4.78%, 3/25/38	USD	1,000,000	1,133,457
Danaher Corp. (United States) 1.35%, 9/18/39	EUR	2,725,000	2,877,453
Dow, Inc. (United States) 5.55%, 11/30/48	USD	1,575,000	1,963,552
Elanco Animal Health, Inc. (United States) 4.90%, 8/28/28	USD	1,525,000	1,657,491
Ford Motor Credit Co. LLC(d) (United States)
3.35%, 11/1/22	USD	550,000	555,295
4.14%, 2/15/23	USD	1,825,000	1,876,576
4.375%, 8/6/23	USD	2,350,000	2,442,086
4.063%, 11/1/24	USD	1,375,000	1,402,318
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	1,967,853
6.125%, 1/31/46	USD	700,000	840,894
HCA Healthcare, Inc. (United States) 4.125%, 6/15/29	USD	1,150,000	1,218,574
Imperial Brands PLC (United Kingdom)
3.375%, 2/26/26	EUR	2,500,000	3,160,463
3.875%, 7/26/29(c)	USD	1,525,000	1,536,262
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	3,700,000	4,891,618
5.50%, 3/1/44	USD	675,000	788,100
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,500,388
6.50%, 9/12/43(c)	USD	1,225,000	1,529,613
4.75%, 9/22/46(c)	USD	950,000	974,033
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	57,072
6.70%, 7/15/34	USD	425,000	478,213

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Millicom International Cellular SA (Luxembourg) 5.125%, 1/15/28(c)	USD	3,625,000	$3,800,849
Molex Electronic Technologies(d) LLC (United States) 2.878%, 4/15/20(c)	USD	731,000	731,977
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	1,425,000	1,460,625
Occidental Petroleum Corp. (United States)
4.30%, 8/15/39	USD	750,000	762,908
6.60%, 3/15/46	USD	1,450,000	1,864,034
Prosus NV (Netherlands)
5.50%, 7/21/25(c)	USD	2,450,000	2,719,735
4.85%, 7/6/27(c)	USD	1,975,000	2,151,561
QVC, Inc.(d) (United States) 4.45%, 2/15/25	USD	1,800,000	1,860,042
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(g)	USD	1,800,000	1,876,500
5.30%, 3/15/77(b)(g)	USD	6,350,000	6,521,196
Telecom Italia SPA (Italy)
7.20%, 7/18/36	USD	1,333,000	1,579,338
7.721%, 6/4/38	USD	3,250,000	3,997,500
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	USD	559,000	600,232
5.25%, 6/6/29(c)	USD	2,000,000	2,109,000
Vodafone Group PLC (United Kingdom) 7.00%, 4/4/79(b)(g)	USD	900,000	1,056,012

			103,568,571
UTILITIES: 3.5%
Dominion Energy, Inc. (United States) 5.75%, 10/1/54(b)(g)	USD	4,340,000	4,677,652
Enel SPA (Italy) 3.375%, 11/24/81(b)(g)	EUR	4,425,000	5,373,013
NextEra Energy, Inc. (United States) 5.65%, 5/1/79(b)(g)	USD	1,875,000	2,075,605
The Southern Co. (United States) 5.50%, 3/15/57(b)(g)	USD	2,925,000	3,064,444

			15,190,714

			164,486,474

TOTAL DEBT SECURITIES (Cost $413,563,573)			$424,992,904

SHORT-TERM INVESTMENTS: 1.7%

		PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENTS: 1.3%
Bank of Montreal(e) 1.48%, dated 12/31/19, due 1/2/20, maturity value $1,300,107	USD	1,300,000	$1,300,000
Fixed Income Clearing Corporation(e) 1.00%, dated 12/31/19, due 1/2/20, maturity value $1,759,098	USD	1,759,000	1,759,000
Royal Bank of Canada(e) 1.53%, dated 12/31/19, due 1/2/20, maturity value $2,600,221	USD	2,600,000	2,600,000

			5,659,000

		PAR VALUE/ SHARES	VALUE
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	USD	1,710,556	$1,710,556

TOTAL SHORT-TERM INVESTMENTS (Cost $7,369,556)			$7,369,556

TOTAL INVESTMENTS IN SECURITIES (Cost $420,933,129)		99.5%	$432,362,460
OTHER ASSETS LESS LIABILITIES		0.5%	2,211,585

NET ASSETS		100.0%	$434,574,045

(a)	Inflation-linked
(b)	Hybrid security has characteristics of both a debt and equity security.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Subsidiary (see below)
(e)	Repurchase agreements are collateralized by:

Bank of Montreal: U.S. Treasury Note 2.50%, 5/15/46 and U.S. Treasury Inflation Indexed Note 2.375%, 1/15/25. Total collateral value is $1,326,194.

Fixed Income Clearing Corporation: U.S. Treasury Note 1.50%, 8/31/21. Total collateral value is $1,795,764.

Royal Bank of Canada: U.S. Treasury Note 2.375%, 5/15/27. Total collateral value is $2,652,293.

(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Dual currency bond. Issued in USD but pays in ARS at maturity.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

GO: General Obligation

REMIC: Real Estate Mortgage Investment Conduit

RB: Revenue Bond

ARS: Argentine Peso

BRL: Brazilian Real

CLP: Chilean Peso

COP: Colombian Peso

EUR: Euro

GBP: British Pound

IDR: Indonesian Rupiah

INR: Indian Rupee

KRW: South Korean Won

MXN: Mexican Peso

PLN: Polish Zloty

THB: Thai Baht

TRY: Turkish Lira

USD: United States Dollar

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS	December 31, 2019

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Euro-Bobl Future—Short Position	52	3/6/20	$(7,794,424)	$43,083
Euro-Bund Future—Short Position	77	3/6/20	(14,725,374)	219,264
Euro-Buxl Future—Short Position	31	3/6/20	(6,898,208)	269,788
Long-Term U.S. Treasury Bond—Short Position	74	3/20/20	(11,537,063)	223,585
UK-Gilt Future—Short Position	40	3/27/20	(6,961,037)	114,029
Ultra Long-Term U.S. Treasury Bond—Short Position	42	3/20/20	(7,629,562)	226,148

				$1,095,897

CURRENCY FORWARD CONTRACTS

Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
BRL: Brazilian Real
Goldman Sachs	8/5/20	USD	740,960	BRL	3,000,000	$2,852
Goldman Sachs	8/5/20	USD	196,157	BRL	835,000	(9,284)
Goldman Sachs	8/5/20	BRL	3,835,000	USD	904,055	39,495
EUR: Euro
Bank of America	3/18/20	USD	1,665,867	EUR	1,500,000	(24,585)
Citibank	3/18/20	USD	1,401,344	EUR	1,250,000	(7,367)
Citibank	1/8/20	USD	4,817,933	EUR	4,325,000	(34,933)
Citibank	3/18/20	USD	2,338,564	EUR	2,075,000	105
Credit Suisse	6/17/20	USD	23,281,017	EUR	20,650,000	(122,250)
Goldman Sachs	3/18/20	USD	751,933	EUR	675,000	(8,770)
Citibank	1/8/20	EUR	525,000	USD	583,086	5,990
GBP: British Pound
Barclays	1/8/20	USD	492,590	GBP	375,000	(4,207)
Citibank	1/8/20	USD	3,061,000	GBP	2,375,000	(85,383)
Citibank	1/8/20	USD	640,146	GBP	500,000	(22,251)
Citibank	6/17/20	USD	1,640,643	GBP	1,225,000	10,817
KRW: South Korean Won
Citibank	10/7/20	USD	3,569,314	KRW	4,220,000,000	(103,566)
THB: Thai Baht
Barclays	1/22/20	USD	1,219,357	THB	38,300,000	(68,736)
Barclays	6/10/20	USD	754,389	THB	23,420,000	(34,427)
Barclays	6/10/20	USD	2,145,156	THB	66,650,000	(99,701)
Barclays	9/23/20	USD	985,283	THB	30,100,000	(29,454)

Unrealized gain on currency forward contracts						59,259
Unrealized loss on currency forward contracts						(654,914)

Net unrealized loss on currency forward contracts						$(595,655)

The listed counterparty may be the parent company or one of its subsidiaries.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Notional Amount	Expiration Date	Pay (Semi-Annually)	Receive (Quarterly)	Value	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)
$1,620,000	3/18/50	Fixed 2.25%	USD LIBOR 3-Month	$(57,857)	$(116,966)	$58,887

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019
ASSETS:
Investments in securities, at value (cost $420,933,129)	$432,362,460
Unrealized appreciation on currency forward contracts	59,259
Cash	100
Cash denominated in foreign currency (cost $846,900)	845,847
Deposits with broker for futures contracts	973,851
Deposits with broker for swaps	180,766
Receivable for variation margin for futures contracts	430,999
Receivable for variation margin for swaps	12,190
Receivable for investments sold	11,968
Receivable for Fund shares sold	2,611,985
Dividends and interest receivable	4,533,261
Prepaid expenses and other assets	19,804

442,042,490

LIABILITIES:
Unrealized depreciation on currency forward contracts	654,914
Bank overdraft	388,231
Payable for investments purchased	5,852,116
Payable for Fund shares redeemed	108,133
Deferred foreign capital gains tax	87,775
Management fees payable	169,467
Accrued expenses	207,809

7,468,445

NET ASSETS	$434,574,045

NET ASSETS CONSIST OF:
Paid in capital	$425,511,359
Distributable earnings	9,062,686

$434,574,045

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	39,150,092
Net asset value per share	$11.10

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31 , 2019
INVESTMENT INCOME:
Dividends	$204,312
Interest (net of foreign taxes of $136,642)	13,589,185

13,793,497

EXPENSES:
Management fees	1,478,240
Custody and fund accounting fees	116,018
Transfer agent fees	42,628
Professional services	301,583
Shareholder reports	51,947
Registration fees	99,815
Trustees’ fees	341,667
Miscellaneous	23,445

Total expenses	2,455,343

Expenses reimbursed by investment manager	(1,124,927)

Net expenses	1,330,416

NET INVESTMENT INCOME	12,463,081

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	3,928,250
Futures contracts	(4,576,411)
Swaps	(372,926)
Currency forward contracts	1,611,439
Foreign currency transactions	(83,282)
Net change in unrealized appreciation/depreciation
Investments in securities (net of increase in deferred foreign capital gains tax of $34,009)	18,472,186
Futures contracts	1,954,665
Swaps	106,460
Currency forward contracts	(714,871)
Foreign currency translation	42,648

Net realized and unrealized gain	20,368,158

NET CHANGE IN NET ASSETS FROM OPERATIONS	$32,831,239

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
OPERATIONS:
Net investment income	$12,463,081	$8,249,112
Net realized gain (loss)	507,070	576,759
Net change in unrealized appreciation/depreciation	19,861,088	(11,885,492)

	32,831,239	(3,059,621)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	(12,957,331)	(10,969,606)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	230,427,910	123,099,819
Reinvestment of distributions	12,291,764	10,700,054
Cost of shares redeemed	(54,122,654)	(49,996,330)

Net change from Fund share transactions	188,597,020	83,803,543

Total change in net assets	208,470,928	69,774,316

NET ASSETS:
Beginning of year	226,103,117	156,328,801

End of year	$434,574,045	$226,103,117

SHARE INFORMATION:
Shares sold	20,885,448	11,449,398
Distributions reinvested	1,112,139	1,037,870
Shares redeemed	(4,953,662)	(4,697,860)

Net change in shares outstanding	17,043,925	7,789,408

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. The Fund maintains custody of the underlying collateral securities, either through its regular custodian or through a third party custodian that maintains separate accounts for both the Fund and its counterparties. In the event of default by a counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

To-Be-Announced securities The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2019, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2019:

Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$146,360,793
Government-Related	—	12,800,078
Securitized	—	101,345,559
Corporate	—	164,486,474
Short-term Investments
Repurchase Agreements	—	5,659,000
Money Market Fund	1,710,556	—

Total Securities	$1,710,556	$430,651,904

Other Investments
Futures Contracts
Appreciation	$1,095,897	$—
Interest Rate Swap Contracts
Appreciation	—	58,887
Currency Forward Contracts
Appreciation	—	59,259
Depreciation	—	(654,914)

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as “initial margin”) in a segregated account with the clearing broker. Subsequent payments (referred to as “variation margin”) to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying assets. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of the swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Consolidated Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

Currency forward contracts Currency forward contracts are agreements to purchase or sell a specific currency amount at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

Additional derivative information The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund’s derivative instruments, categorized by primary underlying risk exposure.

	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$—	$59,259	$59,259
Futures contracts(a)	1,095,897	—	1,095,897
Swaps(a)	58,887	—	58,887

	$1,154,784	$59,259	$1,214,043

Liabilities
Unrealized depreciation on currency forward contracts	$—	$654,914	$654,914

(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.

	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(4,576,411)	$—	$(4,576,411)
Swaps	(372,926)	—	(372,926)
Currency forward contracts	—	1,611,439	1,611,439

	$(4,949,337)	$1,611,439	$(3,337,898)

Net change in unrealized appreciation/depreciation
Futures contracts	$1,954,665	$—	$1,954,665
Swaps	106,460	—	106,460
Currency forward contracts	—	(714,871)	(714,871)

	$2,061,125	$(714,871)	$1,346,254

The following summarizes the range of volume in the Fund’s derivative instruments during the year ended December 31, 2019.

Derivative		% of Net Assets
Futures contracts	USD notional value	12-19%
Swaps	USD notional value	0-1%
Currency forward contracts	USD total value	11-14%

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.

The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2019.

Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged/ (Received)	Net Amount(a)
Bank of America	$—	$24,585	$—	$(24,585)
Barclays	—	236,525	—	(236,525)
Citibank	16,912	253,500	—	(236,588)
Credit Suisse	—	122,250	—	(122,250)
Goldman Sachs	42,347	18,054	—	24,293

Total	$59,259	$654,914	$—	$(595,655)

(a)	Represents the net amount receivable (payable) from the counterparty in the event of a default.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2020. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), straddles, derivatives, and distributions.

Distributions during the years noted below were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary income	$12,957,331		$9,758,236
	($0.377 per share	)	($0.471 per share	)
Long-term capital gain	—		$1,211,370
			($0.060 per share	)

At December 31, 2019, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$80,485
Capital loss carryforward(a)	(1,938,295)

At December 31, 2019, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:

Tax cost	$421,944,150

Unrealized appreciation	15,959,012
Unrealized depreciation	(4,981,573)

Net unrealized appreciation	10,977,439

(a)	Represents accumulated long-term capital loss as of December 31, 2019, which may be carried forward to offset future capital gains.

Fund management has reviewed the tax positions for the open periods (three years and four years, respectively, from filing the Fund’s federal and State tax returns) applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may participate in an interfund lending facility (“Facility”). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.

All Funds in the Trust participate in a $500 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2019, the Fund’s commitment fee amounted to $2,023 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2019, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $132,062,660 and $70,148,906, respectively. For the year ended December 31, 2019, purchases and sales of U.S. government securities aggregated $219,739,709 and $100,252,669, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. The Fund’s adoption of the updated accounting standards on January 1, 2019 did not have a material impact on the Fund’s financial statements.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2019, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$10.23	$10.92	$10.33	$9.67	$10.31
Income from investment operations:
Net investment income	0.38	0.40	0.37	0.30	0.34
Net realized and unrealized gain (loss)	0.87	(0.56)	0.49	0.54	(0.98)

Total from investment operations	1.25	(0.16)	0.86	0.84	(0.64)

Distributions to shareholders from:
Net investment income	(0.38)	(0.43)	(0.26)	(0.18)	—
Net realized gain	—	(0.10)	(0.01)	—	—

Total distributions	(0.38)	(0.53)	(0.27)	(0.18)	—

Net asset value, end of year	$11.10	$10.23	$10.92	$10.33	$9.67

Total return	12.23%	(1.45)%	8.31%	8.64%	(6.21)%
Ratios/supplemental data:
Net assets, end of year (millions)	$435	$226	$156	$110	$68
Ratio of expenses to average net assets	0.45%	0.45%	0.49%	0.60%	0.60%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.83%	0.92%	1.06%	1.33%	1.41%
Ratio of net investment income to average net assets	4.21%	4.15%	3.51%	3.77%	3.39%
Portfolio turnover rate	60%	55%	46%	73%	55%

See accompanying Notes to Consolidated Financial Statements

DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Bond Fund and its subsidiary (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.

PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s legal, compliance, treasury, operations, trading, and portfolio management departments, which is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Management Committee refreshed its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended September 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in February, 2019 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 12, 2019. The report concluded that (i) the Fund did not experience significant liquidity challenges during the covered period (ii) the Fund’s investment strategy is appropriate for an open-end fund; and (iii) the Fund’s liquidity risk management program is reasonably designed to assess and manage its liquidity risk.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 12, 2019, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2020 with respect to each Fund. During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 7, 2019 and again on December 12, 2019 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory filings, tax compliance and filings, website, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care in the management of the Funds; its consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox regarding any material conflicts of interest between the Funds and Dodge & Cox or its other clients, and regarding how Dodge & Cox addresses those conflicts. The Board noted Dodge & Cox’s record of favorable press and industry coverage, as well as its good compliance record, and its reputation as a trusted, shareholder-friendly mutual fund family. In addition, the Board considered that Dodge & Cox manages approximately $211 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that due to its deliberate strategy with respect to new products, Dodge & Cox has had stability in its mutual fund product offerings over the course of many years and has the fewest funds of any of the 25 largest mutual fund families by assets. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Global Bond Fund, which has a “Silver” rating). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ investment returns over various periods and the volatility thereof and concluded that the levels experienced were consistent with Dodge & Cox’s long-term approach and active investment style. The Board also compared the short- and long-term investment performance of the equity funds to value-oriented indices, in recognition of the significant performance divergence between value and growth stocks over the past several years. It was noted that equity performance has been consistent with the value oriented investment strategy employed by Dodge & Cox. The Board concluded that Dodge & Cox’s historic, long-term, team-oriented, bottom-up investment approach remains consistent and that Dodge & Cox continues to be distinguished by its integrity, transparency, and independence.

The Board considered that the performance of the Funds is the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board considered that the Funds continue to be below their peer group medians in net expense ratios. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Dodge & Cox Fund is in the least expensive quartile compared to its broad Morningstar category. The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. The Board noted that the Funds provide access for small investors to high quality investment management at a relatively low cost. The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to separate accounts that have investment programs similar to those of the Funds, including instances where separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between Dodge & Cox Funds and other types of clients. The Board noted that different

PAGE 20 ▪ DODGE & COX GLOBAL BOND FUND

markets exist for mutual fund and institutional separate account management services and that a comparison of Fund fee rates and separate account fee rates must consider the fact that separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability — which is derived solely from management fees and does not include other business ventures — to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance and that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) is fair and reasonable.

ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that the Dodge & Cox Funds build economies of scale into their fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds. In addition, the Board noted that Dodge & Cox has shared the benefits of economies of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses and to implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, cybersecurity, technology, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception is better for shareholders than starting with a higher fee and adding breakpoints. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 21

FUND HOLDINGS

The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Form N-CSR and Part F of Form N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 22 ▪ DODGE & COX GLOBAL BOND FUND

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)**	Principal Occupation During Past Five Years and Other Relevant Experience**	Other Directorships of Public Companies Held by Trustees

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Charles F. Pohl (61)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), and International Equity Investment Committee (IEIC)	—
Dana M. Emery (58)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; Co-Director of Fixed Income (until January 2020) and member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (60)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, and GFIIC; member of USEIC (until January 2020)	—
Roberta R.W. Kameda (59)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
David H. Longhurst (62)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox	—
Katherine M. Primas (45)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—

INDEPENDENT TRUSTEES
Caroline M. Hoxby (53)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (70)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2015-2018); Partner of Arnold & Porter (until 2015); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (59)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Glu Mobile, Inc. (multimedia software) (since 2004); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013)
Robert B. Morris III (67)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (51)	Trustee (since 2020)	Managing Partner of Merlone Geier Partners (since 2018); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011).	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (68)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2008-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (68)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (73)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.

**	Information as of January 15, 2020.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling
800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 23

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219502

Kansas City, Missouri 64121-9502

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2019, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised May 1, 2014 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather, Robert B. Morris III and Mark E. Smith, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)– (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2018
(a) Audit Fees	$376,900	$369,500
(b) Audit-Related Fees	—	—
(c) Tax Fees	230,740	223,000
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e) (1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $732,040 and $666,770, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date: February 28, 2020